As filed with the Securities and Exchange Commission on April 30, 2024

Registration Nos.  333-239745

811-21742

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 4 ☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 38 ☒

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

(Exact Name of Registrant)

NASSAU LIFE INSURANCE COMPANY

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

860-403-5000

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

Copies of all communications to:

Kostas Cheliotis
Vice President, General Counsel, Secretary
Nassau Life Insurance Company
One American Row
P. O. Box 5056, Hartford, CT 06102-5056

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2024 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Variable Universal Life

A Flexible Premium

Adjustable Variable Life

Insurance Policy

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201,

East Greenbush, New York 12061-4142 Phone Number:

1-800-832-7783 (9:00 A.M. and 5:00 P.M.,

Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

Offered By Nassau Life Insurance Company Through First Investors Life Separate Account E.

This prospectus describes an individual Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) that is offered by Nassau Life Insurance Company (“NNY”, “We”, “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or “Separate Account”). The premiums under this Policy may be invested in the Subaccounts of Separate Account E that invest, at net asset value, in shares of a series in the designated funds described in Appendix A: Funds Available Under the Policy. Throughout this prospectus, We refer to these underlying mutual funds as “Funds.” Premiums may also be allocated to Our Fixed Account.

The Policy is no longer available for new sales. Existing Policyowners may continue to make additional premium payments.

Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NNY does not guarantee the performance of the investment options under Separate Account E that correspond to the Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.

The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. NNY does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by NNY.

The date of this prospectus is May 1, 2024.

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GLOSSARY OF SPECIAL TERMS

Frequently used terms You need to know to understand this Policy are defined below. The meaning of other terms in the Policy are defined in the context of the paragraph in which they first appear.

Administrative Office is the office to which Notices, correspondence requests and payments must be sent. The address for the Administrative Office is: Nassau Life Insurance Company, P.O. Box 22012, Albany New York 12201 (or 15 Tech Alley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). We will notify You in writing and provide You with an address if We designate another office for policy administration and/or the receipt of Notices, correspondence, requests and payments.

Application is the application (including supplemental applications) for this Policy which are attached to and made a part of this Policy.

Age is the Insured’s age on his or her last birthday.

Beneficiary is the party(ies) named in the Application to whom the Death Proceeds are to be paid upon the Insured’s death, unless changed later as provided in the Policy.

Business Day means each day the NYSE is open for regular trading

Company (also “we”, “us” or “our”) means Nassau Life Insurance Company.

Face Amount is the dollar amount of insurance coverage You select. It is part of the calculation of the Death Proceeds. The current minimum Face Amount for a Policy is $100,000.

Fixed Account Accumulation Value is the Accumulation Value in the Fixed Account.

Fund(s) are Portfolios of open-end management companies registered under the Investment Company Act of 1940, as amended (the “Act”) that are offered as investment options under the Policies. The Subaccounts purchase shares of designated investment portfolios of a Fund with the assets of the Separate Account.

General Account consists of all assets of the Company other than those allocated to any Separate Account of the Company.

Insured is the named person upon whose death the Death Proceeds are paid.

Issue Date is the date the Policy is issued. It is the date from which certain policy provisions are measured.

Loan Account Accumulation Value is the Accumulation Value that is transferred to Our General Account that corresponds to Policy loans You take. It is increased by Policy loans and decreased by loan repayments.

Maturity Date is the date on which this Policy terminates if the Insured is still living and if this Policy has not been surrendered or lapsed.

Monthly Deduction is the total of the charges due and payable on each Monthly Deduction Date including the policy charge, the cost of insurance charge, the separate account charge, the face amount charge and any charges for additional benefit riders. When the Waiver of Specified Monthly Deduction Rider is in effect, the Monthly Deduction is comprised of the separate account charge alone.

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Monthly Deduction Date is the date of each one-month interval as measured from the Issue Date on which the monthly policy charges/premiums are charged to the Total Accumulation Value.

Net Premium is the premium less the Premium Charge.

Net Surrender Value is equal to the Surrender Value less any Policy loan balance.

NYSE means the New York Stock Exchange

Notice is a signed, written communication providing information We need. We may authorize in advance another manner of communication at Our discretion. All Notices to Us must be sent to Our Administrative Office and received in good order acceptable to Us.

Policyowner (also “You” or “Your”) is the person who is entitled to the ownership rights under this Policy, unless changed in accordance with Our policies.

Policy Anniversary is the date of each one-year interval as measured from the Issue Date.

Policy Months are successive one-month periods measured from the Issue Date. Policy Quarters are successive three-month periods measured from the Issue Date. Policy Years are successive twelve-month periods measured from the Issue Date.

Policy Schedule are the pages of this Policy so titled which show the Policy Owner(s), Insured, benefits, premiums and other information.

Right to Examine Period is the period of time available to You to review Your Policy and cancel it for a refund of premiums paid. The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).

SEC means the Securities and Exchange Commission.

Specified Monthly Deduction is the Monthly Deduction plus the premium charge and excluding the separate account charge.

Subaccount means a subaccount of Separate Account E. Each subaccount invests in a designated Fund.

Subaccount Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts to which You have allocated.

Surrender Value means the Unloaned Accumulation Value less the applicable surrender charge.

Total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account and the Loan Account.

Unloaned Accumulation Value is the sum of the Accumulation Values in each of the Subaccounts and the Fixed Account.

Valuation Day means any day on which the NYSE is open for trading and on which We are open for business.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Charges for Early Withdrawals

During the first fifteen Policy Years, a surrender charge will apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to $49.62 per $1,000 of Face Amount surrendered or decreased.

For example, for a Policy with a $100,000 Face Amount, the maximum full surrender charge would be $4,962.00.

Fee Tables; Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

•   A premium charge is deducted from each premium payment.

•   There is a $25 charge for each partial surrender.

•   A Transfer Fee of up to $10 is applied on the 5th or 6th transfer in any Policy Year.

•   We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

•   If You have elected the optional accelerated death benefit rider, an administrative fee of $150 is applied upon a request for an accelerated death benefit.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, Separate Account charge, Face Amount charge, monthly Policy charge, loan interest (if You take a Policy loan) and the charge for any optional rider You have elected. Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.	Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

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FEES AND EXPENSES				LOCATION IN PROSPECTUS
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (Underlying fund fees and expenses)*	0.21%	1.15%
* As a percentage of underlying fund assets. The fees of the underlying fund are as of 12/31/23, and such fees can vary over time

RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender You make from the Policy.

•   A surrender may also reduce Your Policy’s Face Amount and Death Benefit, and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Surrenders and Partial Withdrawals; Fees, Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy

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RISKS		LOCATION IN PROSPECTUS
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company
Contract Lapse	Your Policy will remain in force only as long as the Net Surrender Value is enough to pay the Monthly Deduction due on the Monthly Deduction Date. If the Net Surrender Value is no longer enough to pay the Monthly Deduction, the Policy may lapse, or end. Surrenders, loans (and associated loan interest), failure to make premium payments, fees and charges, and poor investment performance can negatively affect Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.	Principal Risks of Investing in the Policy; Lapse; Reinstatement

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your net premiums to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account.; The Subaccounts; Allocation of Net Premiums to Investment Options
Optional Benefits

We offer several optional riders under the Policy. The insurance features added by these riders include payment of an additional death benefit in the event of accidental death, waiver of specified monthly deductions in the event of total

Optional Insurance Riders

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RESTRICTIONS	LOCATION IN PROSPECTUS
disability, children’s term life insurance, spouse’s term life insurance, payment of an accelerated death benefit if the Policy Insured has a life expectancy of 12 months or less, and a guaranteed paid-up insurance option.

TAXES	LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Federal Tax Information

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy

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CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

OVERVIEW OF THE POLICY

The Policy is a variable life insurance policy that provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect. Variable life insurance is designed to help meet long-term insurance and investment needs. It is not suitable as a vehicle for short-term savings. Because the Policy is designed for investors who intend to accumulate funds for long-term financial planning purposes, the Policy is best suited for those with a long investment horizon. Although You have the ability to make partial surrenders and/or fully surrender the Policy at any time, the Policy should not be viewed as a highly liquid investment. In that regard, surrenders can result in You being assessed a surrender charge, which can be a significant amount. Failure to hold the Policy for the long-term also would mean that You lose the opportunity for the performance of Your chosen investment options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy and has a long investment horizon. The Policy is not intended for those who intend to engage in frequent trading among the investment options within the separate account.

Premiums

The Policy is a flexible premium policy, under which You have flexibility in terms of the amount and timing of the premium payments You make. The only premiums You must pay are the issue premium and any payments that may be required to prevent Policy lapse. You should consult Your registered representative to discuss how much premium You should allocate to the Policy. The amount of premium You should allocate to the Policy can differ depending on what Your insurance and financial needs are. If You are buying the Policy purely for death benefit protection, You should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the Policy in force.

Death Benefit

Under the Policy, We will pay to Your designated Beneficiary the Death Benefit proceeds if the Policy is in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force. Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

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The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select).

Investment Options

The Subaccounts invest in corresponding underlying Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Total Accumulation Value (see “Accumulation Value”) and Death Benefit (see “The Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select, the proportion of Your Total Accumulation Value which You allocate to the Fixed Account and the interest rate paid on the Fixed Account.

You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Unloaned Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Unloaned Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Unloaned Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

Additional information about each underlying Fund offered within the separate account is provided in Appendix A to this prospectus, entitled “Funds Available Under the Policy.”

Loans and Surrenders

You may borrow up to 75% of the Policy Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.

You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Total Accumulation Value less the applicable surrender charge and any outstanding Policy loan balance, including any accrued loan interest. A surrender is a taxable event. You may request a partial withdrawal (also called a partial surrender) of a portion of the Policy’s Unloaned Total Accumulation Value at any time provided You meet Our requirements. Partial withdrawals may reduce Your Death Benefit and may have adverse tax consequences.

There are tax consequences associated with loans, surrenders, and partial surrenders.

Additional Optional Benefits

Subject to availability in Your state, We offer optional benefits and insurance riders for additional benefits to the Policy. For any optional insurance rider You select, You will pay an additional monthly charge, and certain age, insurance underwriting requirements, limitations and restrictions may apply. The additional monthly charge for any optional rider You choose may impact the amount of the specified minimum monthly premiums associated with Your Policy’s no lapse guarantee. You may terminate a rider at any time and Your Monthly Deduction will be adjusted accordingly.

The following benefits may be available to You by rider:

•	Accidental Death Benefit Rider

•	Waiver of Specified Monthly Deduction Rider

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•	Children Term Life Insurance Rider

•	Spouse’s Term Life Insurance Rider

•	Accelerated Death Benefit Rider

•	Guaranteed Paid-Up Insurance Option Rider

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FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.

The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Charge Imposed on Premiums (Load)	Upon each premium payment	8.00% of each Premium Payment Current: 5.00% of each Premium Payment
Surrender Charge (Load)(1)	Upon full surrender of or any partial withdrawal from the Policy within the first 15 Policy Years	Minimum Charge(2) $0.97 per $1,000 of Face Amount surrendered or decreased Maximum Charge(3) $49.62 per $1,000 of Face Amount surrendered or decreased Representative Case(4) $21.68 per $1,000 of Face Amount surrendered or decreased
Partial Withdrawal Processing Fee	Upon any partial withdrawal from the Policy	$25.00
Transfer Fees(5) (Limit of 6 transfers in any 12- month period)	Upon each transfer in excess of four (4) per Policy Year	$10.00
Optional Rider Accelerated Death Benefit Rider Administrative Fee	Upon request for an accelerated death benefit (subject to the terms and conditions of the rider)	$150.00

(1)	The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk on the Issue Date and at the time of any increase in the Face Amount.
(2)

This minimum surrender charge is based on an Insured with the following characteristics: female, issue age 0, in the standard, non-tobacco underwriting class of risk in the fifteenth Policy Year. This minimum charge may also apply to Insureds with other characteristics.

(3)

This maximum surrender charge is based on an Insured with the following characteristics: male, issue age 58, in the standard, tobacco underwriting class of risk in the first Policy Year. This maximum charge may also apply to Insureds with other characteristics.

(4)

The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The surrender charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the surrender charges applicable to Your policy. More detailed information concerning Your surrender charges is available upon request.

(5)

The transfer fee applies to transfers of Accumulation Value among the Subaccounts and/or the Fixed Account excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

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The next table describes the fees and expenses that You will pay periodically during the time that You own the Policy, not including underlying Fund fees and expenses.

Periodic Charges Other Than Annual Underlying Fund Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance(1)	Monthly

Minimum Charge(2)

Guaranteed maximum: $0.015 per $1,000 net amount at risk(4)

Current: $0.015 per $1,000 net amount at risk(4)

Maximum Charge(3)

Guaranteed maximum: $83.333 per $1,000 net amount at risk(4)

Current: $41.250 per $1,000 net amount at risk(4)

Representative Case(5)

Guaranteed maximum: $0.045 per $1,000 net amount at risk(4)

Current: $0.035 per $1,000 net amount at risk(4)

Separate Account Charge	Monthly	0.50% of Accumulation Value in the Subaccounts(6)
Face Amount Charge	Monthly

Minimum Charge(7)

Guaranteed maximum: $0.017 per $1,000 of Face Amount

Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.000 thereafter

Maximum Charge(8)

Guaranteed maximum: $0.100 per $1,000 of Face Amount

Current: $0.100 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter

Representative Case(9)

Guaranteed maximum: $0.017 per $1,000 of Face Amount

Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter

Policy Charge	Monthly	$10
Net Policy Loan Interest	Policy Anniversary if there is an outstanding Policy Loan	Effective annual rate of 1.00% of the outstanding loan(10)

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Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges
Waiver of Specified Monthly Deduction Rider(11)(12)	Monthly	Minimum: 2.00% of Specified Monthly Deduction(13) Maximum: 65.00% of Specified Monthly Deduction(14) Representative Case: 5.50% of Specified Monthly Deduction(9)
Spouse Term Rider(12)	Monthly	Minimum: $0.055 per $1,000 of coverage(15) Maximum: $5.214 per $1,000 of coverage(16) Representative Case: $0.185 per $1,000 of coverage(17)
Children’s Term Rider(18)	Monthly	$0.464 per $1,000 of coverage
Accidental Death Benefit Rider(12)	Monthly	Minimum: $0.088 per $1,000 of coverage(19) Maximum: $0.132 per $1,000 of coverage(20) Representative Case: $0.088 per $1,000 of coverage(9)

(1)

Cost of insurance charges will vary according to age, gender and risk classification, policy year, net amount at risk, and face amount. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance applicable to Your policy. More detailed information concerning Your cost of insurance is available upon request..

(2)	This minimum cost of insurance charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(3)	This maximum cost of insurance charge reflects the annual cost of insurance rate per $1,000 of NAR for all rating classifications at age 120.
(4)

The net amount at risk (NAR) under a Policy is equal to the Policy’s Death Benefit on the Monthly Deduction Date divided by the monthly interest factor less the Total Accumulation Value at the beginning of the month prior to the deduction for the Cost of Insurance. The NAR may decrease or increase depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.

(5)

The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The charge indicated is the rate We deduct monthly for the first year cost of insurance charge.

(6)	The monthly separate account charge is reduced to 0.25% after the first 20 Policy Years.
(7)	This minimum Face Amount charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(8)	This maximum Face Amount charge is based on an Insured with the following characteristics: male, age 65, in the standard, non-tobacco underwriting class of risk.
(9)	The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, low band non-tobacco underwriting class of risk.
(10)

The Policy loan interest rate is 6%. However, because We transfer an amount equal to the amount of the loan from the Separate Account to Our Loan Account, which is a part of Our General Account, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.

(11)

The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge.

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(12)

The charges associated with this optional rider will be determined based upon the Insured’s age, sex and underwriting class of risk. As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.

(13)	This minimum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: male, age 25, in the standard, non-smoker underwriting class of risk.
(14)

This maximum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: female, age 55, in the standard, non-smoker underwriting class of risk.

(15)	This minimum charge for the Spouse Term Rider is based on an Insured with the following characteristics: female, age 18, in the standard, non-smoker underwriting class of risk.
(16)	This maximum charge for the Spouse Term Rider is based on an Insured with the following characteristics: male, age 64, in the standard, smoker underwriting class of risk.
(17)	The representative case for the Spouse Term Rider is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-smoker underwriting class of risk.
(18)	The monthly charge for the Children’s Term Rider is for any and all children You have or may have and does not vary based on insurance characteristics.
(19)	This minimum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: female, age 20, in the standard, non-smoker underwriting class of risk.
(20)	This maximum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: male, age 60, in the standard, smoker underwriting class of risk.

The next item shows the minimum and maximum total operating expenses charged by the underlying Funds that You may pay periodically during the time that You own the Policy. A complete list of underlying Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Underlying Fund Expenses

	Minimum	Maximum
(Expenses that are deducted from underlying fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[1]	0.21%	1.15%

1	Fund expenses are as of 12/31/23, and can vary over time. The fees in the table above do not reflect any expense reimbursement or fee waiver arrangements, which would reduce the fee amounts.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

There are risks associated with investing in the Policy.

Investment Risk

You can lose money in a variable life insurance policy, including potential loss of Your original investment. The value of Your investment and any returns will depend on the performance of the underlying Funds You select. Each Fund may have its own unique risks.

Liquidity Risk

Variable life insurance is not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should be purchased only for the long-term. You therefore should carefully consider Your income and liquidity needs before purchasing a Policy. Thus, ownership of the Policy creates risk associated with holding an investment that is not completely liquid.

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Constraints on Access to Your Accumulation Value

You can fully surrender Your Policy at any time, but a full surrender will terminate the Policy and all of its benefits. You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would: (a) reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000); (b) reduce the Surrender Value to less than six times the most recent Monthly Deduction; or (c) reduce the Loan Value to less than the Policy loan balance. The maximum number of partial withdrawals allowed in a Policy Year is 12. Any Policy loan You take will incur interest and the amount taken as a loan will not participate in the investment performance of the variable investment options. Additionally, if You take a loan or partial surrender, there may be a decrease the Net Surrender Value, the death benefit and the Accumulation Value. The reduction would be in the same proportion as the partial surrender is to the Net Surrender Value, and therefore the reduction could be greater than the amount surrendered.

Risk of Lapse

Your Policy will remain in force as long as the Net Surrender Value is enough to pay the Monthly Deduction due on the Monthly Deduction Date. If the Net Surrender Value is no longer enough to pay the Monthly Deduction, Your Policy may lapse, or end. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges. If Your Policy lapses, it may not be reinstated. Withdrawals, fees and charges, loans (and associated loan interest), insufficient premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse.

Transfer Risk

Transfers in and out of the Fixed Account are limited to one transfer per year and transfers among the Subaccounts are limited to no more than six per year. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%. Because of these restrictions on transfers, You should realize that Policy value You have allocated to the Fixed Account and the Subaccounts can be required to be kept there for an extended period of time. We reserve the right to reject or restrict transfers if an underlying Fund or We determine the transfers reflect disruptive trading. Minimum transfer limits apply. Thus, ownership of the Policy involves certain restrictions on Your ability to make transfers.

Insurance Company Insolvency

It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore be unable to meet Our obligations under the Policy. In particular, Our experiencing financial difficulty could interfere with Our ability to fulfill Our obligations under the Fixed Account and with Our ability to pay the death benefit and the guarantees under any of the optional Policy riders. In general, note that all guarantees under the Policy are supported by Our general account and thus depend on Our financial strength and claims-paying ability.

Tax Consequences

Surrenders are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the Policy is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains. Adverse tax consequences can arise when You take a loan or partial surrender—please see Federal Income Tax Considerations later in this prospectus.

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Cyber Security and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners and service providers, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cybersecurity incidents. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on systems and websites, unauthorized release of confidential customer information and other operational disruptions that could severely impede our ability to conduct our business and administer the Policy (e.g., calculate unit values or process transactions).

Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools and mobile technology have expanded potential targets for cyber-attack.

System failures and cybersecurity incidents affecting us, the funds, intermediaries and service providers may adversely affect us, our ability to administer the Policy and your interest in the Policy. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although we undertake preventative and detective measures to protect our systems from cyber-attacks, there can be no guarantee that we or our service providers will be able to avoid all cybersecurity incidents affecting Policy Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.

We may also be exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, geo-political disputes, military actions, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business and administer the Policy. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our third-party service providers to perform their job responsibilities.

NASSAU LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE SUBACCOUNTS

Nassau Life Insurance Company

NNY, with its home office at One American Row, Hartford, Connecticut 06102-5056, is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

NNY is part of Nassau Financial Group L.P. (the “Nassau Group”). NNY has been operating as an insurance company since 1851. It was acquired by the Nassau Group in 2016. Other affiliates of NNY include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the Policies, and the Nassau Companies of New York, which provides administrative services for the Policies.

Prior to July 8, 2020, the issuer of the Policy was Foresters Life Insurance and Annuity Company (“FLIAC”). FLIAC was acquired by NNY on July 1, 2020. Following the acquisition, on July 8, 2020, FLIAC merged with and into NNY, with NNY as the surviving company (the “Merger”). Upon completion of the Merger, FLIAC’s corporate existence ceased by operation of law. As the surviving company, NNY assumed all the rights, duties and obligations of FLIAC, including those related to the Separate Account. The Separate Account became a separate account of NNY. NNY assumed legal ownership of the assets of the Separate Account and responsibility for the liabilities and obligations of all outstanding Policies. The Merger did not affect the terms of, or the rights

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and obligations under, the Policies other than to change the insurance company that provides Policy benefits from FLIAC to NNY. The Policies continue to be funded by the Separate Account. Policy values did not change as a result of the Merger. No additional charges were imposed and no deductions were made as a result of the Merger. The Merger did not have any tax consequences for Policyowners.

For information or service concerning a Policy, You may contact Us in writing at Our Administrative Office at P.O. Box 22012, Albany, New York 12201 (or 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061 for overnight mailings). You may also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or fax Us at 1-321-400-6316. You may also contact Us through Our website at www.nfg.com.

You should send any payments, notices, elections or requests (including requests for Fund prospectuses), as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No payment, notice, election, request or documentation will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.

Separate Account E

We issue the Policies described in this prospectus through First Investors Life Variable Account E (“Separate Account E”). We established Separate Account E on September 30, 2004, under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

We segregate the assets of Separate Account E from the assets in Our general account (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account E. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.

All the income, gains and losses (realized or unrealized) allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.

Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.

The Fixed Account

The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General

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Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least 2.00%, the minimum effective annual interest rate associated with Your Policy.

We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.

Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.

The interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The Subaccounts

Each of the Subaccounts available under the Policy invests in a corresponding underlying Fund. You are not investing directly in the underlying Funds. Each underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the 1940 Act. These underlying Funds are not publicly traded and are offered only through the purchase of a Contract or another variable life or variable annuity Contract issued by NNY or by other insurance companies. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds may have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds and will have different portfolio holdings and fees. Accordingly, the performance of the underlying Fund is likely to be different from that of the retail mutual fund, and You should not compare the two.

The Funds are selected to provide a range of investment options from conservative to more aggressive investment strategies.

Each Subaccount of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying Fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying Fund has issued a prospectus that contains more detailed information about the Fund. Electronic copies of those prospectuses can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000022. You can also request paper copies of prospectuses at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

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THE POLICY

HOW THE POLICY WORKS

The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers: (1) flexible premium payments where You decide the timing and amount of the payment; (2) a choice of two Death Benefit Options; (3) access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits); (4) the ability to increase or decrease the Policy’s Face Amount; (5) a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of investment options, consisting of eleven (11) Subaccounts and a Fixed Account with a guaranteed minimum interest rate. We will pay the designated Beneficiary the Death Benefit proceeds if the Policy is still in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force. Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.

The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select). The Death Benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

POLICY APPLICATION PROCESS

To purchase a Policy, You must submit a completed life insurance Application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured’s insurability.

We conduct, at Our expense, standard underwriting, which may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.

If Your Application is accepted, We will credit Your Policy with the initial Net Premium on the Issue Date. Until such time, Your initial premium is held in Our General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any Application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s Issue Date.

PREMIUMS

The initial premium is the premium due on the Issue Date. The minimum amount of the initial premium is the minimum amount necessary for Us to issue a Policy and is determined by Your age, sex, underwriting classification and the Face Amount You select. Once You have purchased Your Policy, You can make premium payments as often as You like and for any amount You choose, within certain limits discussed below.

You will select a planned premium schedule in Your Application. The planned premium schedule is Our understanding of Your intention regarding premium payments at any particular time. You may change the amount and/or frequency of Your planned premium by giving Us Notice.

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Our acceptance of Your planned premium schedule does not in any way imply or guarantee insurance coverage or any other benefit provided by this Policy will continue.

If Your planned premium schedule payment frequency is annual, semi-annual or quarterly, We will send You a premium reminder notice for the amount of the planned premium.

Regardless of the planned premium schedule, additional premiums may be paid at any time and in any amount, within certain limits discussed below. However, You should note carefully that the amount and frequency of premiums paid will affect values in this Policy and may affect the amount and duration of insurance.

If You have a Policy loan balance and payment is intended by You to be a Policy loan repayment, You must designate the payment as a loan repayment; otherwise We will credit the payment amount to the Policy as a premium payment and allocate the premium according to the allocation instructions You previously provided.

Premium Limits

The following limits apply to the premiums You may make:

•

Except in the case of an exchange from another MEC, We will not accept, within the first Policy Year, a premium that will cause this Policy to become a MEC. Please see the discussion of “Federal Tax Information” below for more on certain federal income tax aspects of MECs.

•	We will not accept a premium payment that is less than the minimum premium amount under Your Policy.

•	We reserve the right to request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium payments.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS

When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and/or the Fixed Account. Your allocations are subject to the following constraints:

1.	Allocation percentages must be in whole numbers;

2.	Allocation percentages must add to 100%; and

3.	The allocation percentage for the Fixed Account may not exceed 50%.

Subsequent premiums will be allocated to the Fixed Account and/or the Subaccounts according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.

The Net Premium is credited to Your Policy on the Policy’s Issue Date and on the day We receive each additional premium from You. Your Net Premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.

Reallocating Your Policy Assets

Subject to the restrictions discussed below, You may change the allocation of Your Unloaned Accumulation Value (the value of the Subaccount Accumulation Value plus the Fixed Account Accumulation Value) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Unloaned Accumulation Value by written Notice, by telephone, or through participation in Our Systematic Transfer Option or Our Automated Subaccount Reallocation Option. Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.

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Transfer of Unloaned Accumulation Value

You may transfer all or a portion of the Unloaned Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of Your request or by calling (800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Unloaned Accumulation Value either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%.

We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Unloaned Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.

Telephone Transfer Option

You may make transfers of Unloaned Accumulation Value as described above via telephone by calling (800) 832-7723. You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call. We may require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine. We reserve the right to revoke or limit Your telephone transaction privileges. Telephone privileges may be denied to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.

Systematic Transfer Option

You may request that a specified dollar amount of Unloaned Accumulation Value be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Unloaned Accumulation Value” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Unloaned Accumulation Value remaining in the originating Subaccount is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.

Automated Subaccount Reallocation Option

If You request, We will automatically reallocate the Subaccount Accumulation Value every Policy Quarter according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.

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Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:

(a) is equal to:

1.	The allocation percentage You have specified for that Subaccount; divided by

2.	The sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.

Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Unloaned Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Subaccount Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Unloaned Accumulation Value”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.

A transfer of Unloaned Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently reelect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.

Our Policies on Frequent Reallocations Among Subaccounts

The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six in any 12-month period (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.

We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.

We will only accept a transaction request that is in writing or by telephone, and that complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Fund prospectuses, the Funds have policies and procedures to detect, deter and prevent frequent trading and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.

The Risks to Policyowners of Frequent Reallocations

To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.

In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.

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In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.

THE DEATH BENEFIT

The Death Benefit is the amount We pay to the named Beneficiary upon the death of the Insured prior to the Maturity Date while this Policy is in force. The standard Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit, as described below. You may select between two options of the Basic Death Benefit.

The amount of the Death Benefit will depend upon the Face Amount of insurance coverage You select, the Death Benefit option You elect, the performance of the Subaccounts to which You allocate Your assets, the interest You earn on allocations, if any, to the Fixed Account and the amount of any Policy loans outstanding upon the death of the Insured. If you own an optional insurance benefit under the Policy, an additional amount may be payable with the standard death benefit. See “Optional Insurance Riders.”

Face Amount

You select the Face Amount of insurance coverage when You purchase the Policy. Our current minimum Face Amount for a Policy is $100,000. The Face Amount of Your Policy affects the Death Benefit to be paid and the fees and charges You will pay under the Policy. You may request to increase or decrease the Face Amount, but You may not decrease the Face Amount below the minimum Face Amount.

Increasing the Face Amount - You may request an increase in the Face Amount by giving Us Notice. We will require evidence of insurability acceptable to Us, based on Our current published underwriting standards. The attained age of the Insured at the time of request must be less than the maximum issue age for this Policy. The minimum Face Amount increase is $50,000. The cost of insurance for each increase in the Face Amount will be based on the Insured’s attained age and underwriting risk class at the time the increase takes effect. An increase in Face Amount will result in a new table of surrender charges applicable to that increase (see “Surrender Charges”).

Before requesting an increase in the Face Amount, You should consider that any increase in the Face Amount will result in additional cost of insurance charges, additional surrender charges, and a new period for incontestability or certain suicide provisions applicable to the increase.

Decreasing the Face Amount - You may request a decrease in the Face Amount by giving Us Notice. You may not decrease the Face Amount below the minimum Face Amount of $100,000. Any decrease will go into effect on the Monthly Deduction Date that falls on or next follows receipt by Us of Your request. The decrease will first reduce prior increases in Face Amount in the reverse chronological order in which the increases occurred. After all prior increases in the Face Amount have been reduced, any additional decreases in the Face Amount will reduce the initial Face Amount provided under the original Application.

A decrease in Face Amount will be subject to surrender charges according to the table of surrender charges applicable to that portion of the Face Amount (see “Surrender Charges”). Before requesting a decrease in the Face Amount, You should consider that any decrease in the Face Amount may result in a surrender charge and a reduced Death Benefit.

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Death Benefit

The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit. You may select between two options of the Basic Death Benefit.

Basic Death Benefit, Option A - the Face Amount of Your Policy on the date of the Insured’s death.

Basic Death Benefit, Option B - the Face Amount of Your Policy on the date of the Insured’s death plus the Total Accumulation Value on the date of the Insured’s death.

Minimum Death Benefit - The Minimum Death Benefit at any time is equal to the Total Accumulation Value divided by the net single premium per dollar of insurance. The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 2001 CSO Table for Policies for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Minimum Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.

The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Minimum Death Benefit will be smaller in relation to the Policy’s Total Accumulation Value than it was the year before.

Effect of Partial Withdrawals on the Death Benefit

The Death Benefit will be reduced by the amount of any partial withdrawal from the Policy. Thus, under Basic Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	Is the Death Benefit immediately prior to the partial withdrawal; and

(b)	Is the amount of the partial withdrawal and any charge for the partial withdrawal.

Changing the Death Benefit Option

You may request a change in the Death Benefit Option by giving Us Notice. The change will go into effect on the Monthly Deduction Date on or next following the date We receive the request for change. We may require evidence of insurability prior to approving any change in Death Benefit Option that results in an increase in the net amount at risk at the time of such option change.

The following Death Benefit Option changes will not require evidence of insurability subject to the conditions outlined.

If You request a change from Basic Death Benefit, Option B to Basic Death Benefit, Option A, the Face Amount under Death Benefit, Option A will be increased to equal the Death Benefit available under Basic Death Benefit, Option B on the effective date of change.

If You request a change from Basic Death Benefit, Option A to Basic Death Benefit, Option B, and the Face Amount exceeds the Death Benefit less the Total Accumulation Value, the Face Amount will be decreased so

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that it equals the Death Benefit less the Accumulation Value on the effective date of the change. Such a change will not be allowed if the resulting Face Amount is less than Our minimum Face Amount.

No more than one Death Benefit Option change will be permitted in a 12 month period.

Death Benefit Proceeds

The Death Benefit proceeds under this Policy will be the sum of:

1.	The Death Benefit; plus

2.	Any insurance on the life of the Insured provided by optional benefit riders; less

3.	The amount needed to keep this Policy in force to the end of the Policy Month of death, if the Insured died during the Policy Grace Period; less

4.	Any Policy loan balance.

Generally, We pay the Death Benefit within seven days after We receive due proof of death and/or any other documentation We require at Our Administrative Office. We credit interest on the Death Benefit proceeds from the date of death until We pay the Death Benefit. The Death Benefit proceeds will be paid in one lump sum, unless the Policy’s death benefit proceeds exceed $1,000 and You elect a settlement option described below (see “Settlement Options”). Prior to the Insured’s death, You can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if You did not make an election, the Beneficiary may apply the Death Benefit proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefit associated with Your Policy, other standard and/or optional benefits may also be available to You. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations

Systematic Transfer Option	Automatically transfers a specified dollar amount of Subaccount Accumulation Value from any one or more Subaccounts to any one or more other Subaccounts	Standard	• Minimum transfer amount is $100 • Not available for the Fixed Account • Program transfers do not count toward annual transfer limit • Program may be discontinued or modified in the future
Automated Subaccount Reallocation Option	Automatically reallocates the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Payment allocation	Standard

•   Not available for the Fixed Account

•   A transfer request made while this option is in effect cancels enrollment

•   Program transfers do not count toward annual transfer limit

•   Program may be discontinued or modified in the future

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Policy Loan	Loan feature allows You to take loans, using Policy value as collateral	Standard

•   We deduct the amount of any outstanding loans plus any accrued loan interest before We calculate the death benefit and Net Surrender Value

•   Amounts taken as a Policy loan

(a)  do not participate in the performance of the variable investment options;

(b)  may reduce the Policy value, Net Surrender Value and death benefit;

(c)  may increase the risk of lapse; and

(d)  may have tax consequences

Accidental Death Benefit Rider (no longer available)	Pays additional death benefit if insured dies from accidental bodily injury	Optional

•   Rider can be elected only on the Policy issue date

•   Issue age must be 60 or younger

•   The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage from all other insurance companies

•   Death must occur before Policy anniversary when the Policy Insured attains age 70

Waiver of Specified Monthly Deduction Rider (no longer available)	Waives the Specified Monthly Deduction if insured is totally disabled	Optional

•   Rider can be elected only on the Policy issue date

•   Separate Account Charge is not waived

•   If total disability commences after the Policy Anniversary on which the Policy Insured attains age 60, the waiver will continue no later than the Policy Anniversary on which the Policy insured attains age 65

•   Does not guarantee that the Policy will not lapse

Children’s Term Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on qualified children of Policy Insured	Optional	• Rider can be elected only on the Policy issue date • Rider terminates on Policy anniversary when the Policy Insured attains age 65

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Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Spouse’s Life Insurance Rider (no longer available)	Allows You to purchase term life insurance on spouse of Policy Insured	Optional

•   Rider can be elected only on the Policy issue date

•   Only available in an amount of $25,000

•   Spouse may not be 10 years or more older nor younger than Policy Insured

•   Premiums are level for an initial 20-year period and increase for subsequent level 20-year periods or to the termination date of the rider if earlier

Accelerated Death Benefit Rider (no longer available)	Allows You request a one-time acceleration of a portion of the Policy’s Death Benefit if the Policy Insured has a life expectancy of twelve months or less	Optional

•   Rider can be elected only on the Policy issue date.

•   Minimum accelerated death benefit You may be request is 25% of the Death Benefit

•   Maximum accelerated death benefit You may request is lesser of 80% of the Death Benefit or $250,000 including all other accelerated death benefit amounts under all policies issued by Us on the life of the Policy Insured

•   Remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit.

•   The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit

•   Receiving benefits under rider may affect the Policy Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs

Guaranteed Paid-Up Insurance Rider (no longer available)	Allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from the Policy	Optional

•   Rider can be elected only on the Policy issue date

•   Upon election, all additional benefits attached to this Policy will terminate unless otherwise provided

•   Upon election, Your insurance benefits will not vary with the investment return

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ACCUMULATION VALUE

Determining Your Total Accumulation Value

The Total Accumulation Value of this Policy at any time is equal to the Subaccount Accumulation Value plus the Fixed Account Accumulation Value plus the Loan Account Accumulation Value. This amount is allocated based on the instructions You give Us. A number of factors affect Your Policy’s Total Accumulation Value, including, but not limited to:

•	the amount and frequency of Your premium payments;

•	the investment experience of the Subaccounts You choose;

•	the interest credited on the amount You allocate to the Fixed Account, if any;

•	the Policy loan balance;

•	the amount of any partial withdrawals You make (including any charges You incur as a result of such withdrawals); and

•	the amount of charges We deduct.

The Subaccount Accumulation Value plus the Fixed Account Accumulation Value is referred to as the Unloaned Accumulation Value.

Determining Your Subaccount Accumulation Value

The value You have in each Subaccount at any time is equal to the number of units Your Policy has in that Subaccount, multiplied by that Subaccount’s unit value. The Subaccount Accumulation Value is equal to the sum of the value You have in each Subaccount.

We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund and reported to Us by the Fund’s investment adviser. Each Fund determines the net asset value of its shares as described in the Fund’s prospectus.

The unit value of a Subaccount on any Valuation Day is equal to the unit value on the previous Valuation Day, multiplied by the net investment factor for that Valuation Day. The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b) where:

(a)

is the net asset value per share of the designated Fund at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution declared by the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and

(b)	is the net asset value per share of the designated Fund on the previous Business Day.

Determining Your Fixed Account Accumulation Value

On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial Net Premium less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account. The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:

1.	the Fixed Account Accumulation Value on the previous Monthly Deduction Date;

plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:

2.	any additional Net Premiums allocated to the Fixed Account;

3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan; and

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4.

interest accrued on the Fixed Account Accumulation Value, at the daily equivalent of the Fixed Account interest rate; less the sum of the following transactions that have occurred since the last Monthly Deduction Date:

5.	the portion of the Monthly Deduction for the current Policy Month allocated to the Fixed Account;

6.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and

7.	any partial withdrawals allocated to the Fixed Account.

SURRENDERS AND PARTIAL WITHDRAWALS

Policy Surrenders

You may fully surrender the Policy at any time while the Insured is living for its Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest (“Net Surrender Value”). A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us. The amount payable will be the Net Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. You should note that because the Total Accumulation Value of the Policy fluctuates with the performance of the Subaccounts and the interest credited to the Fixed Account, and because a surrender charge may apply, the Net Surrender Value may be more or less than the total premium payments You have made less any applicable fees and charges. Upon a full surrender, Your Policy will terminate.

Partial Withdrawals

You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The partial withdrawal will be effective on the date We receive Your Notice.

The Amount and Frequency Permitted for Partial Withdrawals

The minimum amount that You must request for a partial withdrawal is set forth in Your Policy Schedule. The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would:

(a)	reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000);

(b)	reduce the Surrender Value to less than six times the most recent Monthly Deduction; or

(c)	reduce the Loan Value to less than the Policy loan balance.

The amount of the partial withdrawal and any charge for the partial withdrawal will be deducted from the Total Accumulation Value. Unless You instruct Us otherwise, We will withdraw these amounts from the Subaccounts and/or Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and the Fixed Account Accumulation Value bears to the Unloaned Accumulation Value.

The maximum number of partial withdrawals allowed in a Policy Year is 12.

The Effect of Partial Withdrawals

The Death Benefit will be reduced by the amount of the partial withdrawal. Thus, under Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:

(a)	is the Death Benefit immediately prior to the partial withdrawal; and

(b)	is the amount of the partial withdrawal and any charge for the partial withdrawal.

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The Face Amount reduction, if any, resulting from a partial withdrawal will be subject to a surrender charge as described under “Decreases in Face Amount.” However, there is no surrender charge associated with a partial withdrawal under Basic Death Benefit, Option B.

For example, under Basic Death Benefit, Option A, a policyholder with an Unloaned Accumulation Value of $50,000 and Face Amount equal to the Death Benefit of $150,000 may choose to take a partial withdrawal of $5,000. Including the $25 partial withdrawal fee, the Death Benefit would be reduced by $5,025. After taking the withdrawal, the Policy would have an Unloaned Accumulation Value of $44,975, a Face Amount of $144,975, and a Death Benefit of $144,975.

We will deduct any applicable surrender charge from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested. The surrender charge will be apportioned and the Face Amount of the Policy will be reduced on the same basis and in the same order as described above under “Surrender Charge.”

We charge a $25.00 partial withdrawal processing fee to process each partial withdrawal. We will deduct this charge from the Total Accumulation Value remaining after the partial withdrawal. To the extent there is a balance remaining, the charge will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Total Accumulation Value prior to the partial withdrawal. Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts. We may defer payment of partial withdrawal proceeds under the conditions described in “Payment and Deferment”.

A request for a partial withdrawal in an amount that would result in a failure to continue to qualify the Policy for the Monthly No Lapse Premium Guarantee will not be processed without Your consent to terminate the Monthly No Lapse Premium Guarantee as of the date the partial withdrawal is made.

POLICY LOANS

If You meet the terms of the Policy and Our procedures, You may borrow up to 75% of the Surrender Value of the Policy during the first three Policy Years and 90% of the Surrender Value of the Policy after the first three Policy Years (We refer to these amounts as the “Loan Value”), if You assign Your Policy to Us as sole security. The amount available to You as a loan at any time is the Loan Value less any existing Policy loan balance, any loan interest to the next Policy Anniversary, and the Monthly Deductions to the next Policy Anniversary.

We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a loan unless it is at least $500. You may repay all or a portion of any loan and accrued interest at any time. The minimum loan repayment amount is $100 or the Policy loan balance, if less. You must designate a loan repayment as such. Any payment We receive from You that is not designated as a loan repayment will be credited to the Policy as a premium payment and will be allocated according to the allocation instructions You previously provided.

When You take a loan, We transfer a portion of the Unloaned Accumulation Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account, if applicable, in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Unloaned Accumulation Value of the Policy as of the date of the loan. A Policy loan reduces the Death Benefit and the Surrender Value by the amount of the loan. A Policy loan may also permanently affect the Unloaned Accumulation Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the loan account at the assumed interest rate of 5.00%. Thus, even if it is repaid, a Policy loan may have a negative impact on the Unloaned Accumulation Value if the actual net investment returns of the Subaccounts You have selected exceed the assumed interest rate of 5.00%. The longer the loan is outstanding, the greater the impact is likely to be.

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If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Unloaned Accumulation Value from the Subaccount(s) and/or the Fixed Account to the General Account. We will credit loan repayments to each Subaccount and/or the Fixed Account in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from the Death Benefit or New Surrender Value payable to You or Your Beneficiary.

While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Net Surrender Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.

TERMINATION

The Policy will terminate upon the sooner of:

•	the date the Policy is fully surrendered (see “Surrenders”);

•	the date the Policy lapses because of insufficient funds to pay Our fees and charges;

•	the date of the Insured’s death (see “Death Benefit”); or

•	the Maturity Date.

Maturity Date

The Policy will terminate if the Insured is still living and attains the age of 120. Upon reaching the Maturity Date, We will terminate the Policy and pay to You the Total Accumulation Value, less any Policy loan balance.

Lapse

The Policy will terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that a no lapse period or grace period applies as discussed below.

Please note that this Policy offers an optional Waiver of Specified Monthly Deduction Rider for an additional charge. Even if You select this rider and it is in effect, Your Policy may lapse. Under the terms and conditions of the rider, in certain circumstances, We will waive a portion of Your Monthly Deduction (an amount We call the Specified Monthly Deduction). The portion of Your Monthly Deduction that We will waive does not include the separate account charge. Thus, even if this rider is in effect, You will be charged a Monthly Deduction (which will be comprised of the separate account charge only) and Your Policy may terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that the Monthly No Lapse Premium Guarantee, No Lapse Guarantee Grace Period or Policy Grace Period applies as discussed below. Your ability to pay the Monthly Deduction (i.e., the separate account charge) may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Monthly No Lapse Premium Guarantee

The Monthly No Lapse Premium Guarantee ensures that the Policy will remain in force during the first 10 years even if on a Monthly Deduction Date, the Unloaned Accumulation Value is less than the Monthly Deduction. In

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order for the Monthly No Lapse Premium Guarantee to remain in effect, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them must at all times at least equal the sum of the Monthly No Lapse Premiums applicable since the Issue Date. The amount of the Monthly No Lapse Premiums is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy. We will adjust the amount of the Monthly No Lapse Premium as necessary to reflect Policy changes.

When the Policy is in force under the Monthly No Lapse Premium Guarantee and the Unloaned Accumulation Value is zero, Monthly Deductions will accumulate as due and unpaid. When the Unloaned Accumulation Value next becomes positive, the Monthly Deductions accumulated as due and unpaid will be deducted.

You are not required to pay the Monthly No Lapse Premiums on a monthly-basis, but the aggregate amount of the premiums You have paid must be equal to or greater than the sum of the Monthly No Lapse Premiums applicable since the Issue Date. If on any Monthly Deduction Date, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them does not equal or exceed the accumulated Monthly No Lapse Premiums, this provision will terminate after the expiration of the No Lapse Guarantee Grace Period described below.

No Lapse Guarantee Grace Period

If on a Monthly Deduction Date occurring more than 61 days prior to the end of the 10-year no lapse period, the sum of Your premiums paid minus any Policy loan balance, loan interest due and any partial withdrawals and charges for them does not equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date, a No Lapse Guarantee Grace Period will be allowed for the payment of an additional premium to keep the Monthly No Lapse Premium Guarantee in effect. The additional premium that must be paid is the amount that is needed for the sum of Your premiums paid minus any Policy loan balance, loan balance due and any partial withdrawals and charges for to equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date at the end of the No Lapse Guarantee Grace Period. If the amount of premium required is not paid by the end of the No Lapse Guarantee Grace Period, the Monthly No Lapse Premium Guarantee will terminate and may not be reinstated at a later time.

Policy Grace Period

If the Monthly No Lapse Premium Guarantee is not in effect, then this Policy will enter the Policy Grace Period if on a Monthly Deduction Date, the Net Surrender Value is insufficient to cover the Monthly Deduction due.

A Policy Grace Period of 61 days will be allowed for the payment of premium needed to keep this Policy in force. The minimum premium required to keep this Policy in force is three times the Monthly Deduction due on the date of insufficiency.

This Policy will stay in force during the Policy Grace Period. At least 30 days before the end of the Policy Grace Period, We will send You a notice of the required premium due. If the amount specified in the notice is not paid within the Policy Grace Period, this Policy will terminate without value at the end of the Policy Grace Period.

If the Insured dies during the Policy Grace Period, the amount needed to keep this Policy in force to the end of the Policy Month of death will be deducted from the Death Benefit proceeds.

Reinstatement

If the Policy lapses, You may apply for reinstatement within three years of lapse. A Policy surrendered for cash may not be reinstated. To reinstate this Policy, We will require You to:

(1)

Present evidence acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination that the Insured is insurable at the same underwriting class as this Policy was originally issued;

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(2)	Pay enough premium to keep this Policy in force for two months;

(3)	Pay or reinstate any Loan Balance; and

(4)	Pay all Monthly Deductions that were due and unpaid before the end of the Policy Grace Period.

We will send You the necessary Application and other requirements within 15 days after We receive Your reinstatement request. We may require that You return this Policy to Us in order to put the reinstatement into effect.

The reinstatement date will be the Monthly Deduction Date that falls on or next follows the date We approve the reinstatement Application.

SETTLEMENT OPTIONS

You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:

Payment of a Designated Amount - Payments in equal monthly, quarterly, semi-annual, or annual installments until proceeds applied under the option and interest on unpaid balance at a rate of 2 1⁄2% per year and any additional interest are exhausted.

Payment for a Designated Number of Years - Payments in equal monthly, quarterly, semi-annual, or annual installments for up to 25 years, including interest at a rate of 2 1⁄2% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.

Payment of Life Income - We will pay the Policy proceeds in either equal monthly, quarterly, semi-annual or annual payments for as long as the payee is living. The amount of payment will depend on the age and sex of the payee. If the payee is not an individual, the amount of payment will depend on the age and sex of a Designated Person chosen by the payee and agreed to by Us. We will require acceptable proof of age for the payee or Designated Person.

We may require proof that the person on whose life the payments are based is alive when each payment is due. We may discontinue payments until We receive satisfactory proof of survival. Any of the following provisions may be chosen. If the amount of payments for different guaranteed periods is the same at any given age, We will deem the longer period to have been chosen.

Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

In addition to the fixed benefit settlement options listed above, You or Your Beneficiary may elect to leave the Policy proceeds with Us to accumulate interest. In order to elect this option the Policy proceeds must be at least $1,000.

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Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of no less than 1.00% per year, which may be increased by additional interest. Interest may be paid to You or Your Beneficiary monthly, quarterly, semi-annually or annually, as elected, or may be left with Us to accumulate. You or Your Beneficiary may withdraw part or all of the Policy proceeds, and any earned interest, at any time.

OPTIONAL BENEFITS AND INSURANCE RIDERS

Please note the optional benefits and insurance riders are no longer available for election.

Currently, the following optional benefits and insurance riders are available under the Policy. The following insurance riders may be included in a Policy in states where available. If You wish to elect one or more of these riders, You must do so at the time Your Policy is issued. Riders are subject to the payment of an additional monthly charge, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.

Accidental Death Benefit Rider

You may purchase an accidental death benefit rider if the Policy Insured’s age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured’s accidental death benefit coverage in all other insurance companies.

For example, if the Insured dies from accidental bodily injury when the Insured is age 69 and does not have accidental death benefit coverage from any other insurance company, then the additional death benefit of the Face Amount, but no more than $200,000, would be paid. However, if the insured had accidental death benefit coverage of $50,000 from another insurance company, then the additional death benefit of the Face Amount, but no more than $150,000, would be paid.

Waiver of Specified Monthly Deduction Rider

Please note that due to the rules and regulations of various states, the terms and conditions of the rider may differ depending on where You reside. The discussion below describes the significant terms and conditions of the rider as they apply to the residents of most states. If, however, You reside in Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C., please see Appendix B for a discussion of the significant terms and conditions of the rider as they apply to You.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge. Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone. While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding. The waiver of Specified Monthly Deduction rider does not guarantee that Your Policy will not lapse. If on any Monthly Deduction Date the Net Surrender Value is insufficient to pay other deductions due, such as the separate account charge and loan interest, Your Policy may lapse.

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Under the terms of the rider, if the Policy Insured becomes totally disabled:

•

Before the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues. If the total disability continues to the Policy Anniversary on which the Policy Insured attains age 65, We will waive all further Specified Monthly Deductions due under the Policy.

•

After the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues, but only up to the Policy Anniversary on which the Policy Insured attains age 65.

For the purposes of this rider, total disability means that the Policy Insured is unable to perform the substantial and material duties of their job due to sickness or accidental bodily injury for the first 24 months of the total disability. After the first 24 months of total disability, total disability means that the Policy Insured is unable to perform any of the substantial and material duties of their job for which they become reasonably suited by education, training or experience due to sickness or accidental bodily injury. The total disability must require the regular treatment by a licensed physician other than the Policy Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Policy Insured attains age 65, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Policy Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate a qualified physician to examine the Policy Insured at reasonable intervals at Our expense. Under the terms of the rider, You are required to give Us immediate notice when the Policy Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force. The rider will terminate when the Policy terminates, the Policy Anniversary on which the Policy Insured attains age 65, or upon Your written request.

For example, if the Policy Insured becomes totally disabled at age 45, all Specified Monthly Deductions will be waived so long as the total disability continues. If the Policy Insured is no longer disabled, Specified Monthly Deductions will resume.

Children’s Term Life Insurance Rider

You may purchase life insurance on children of the Policy Insured who are qualified under the terms of the Rider. The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.

For example, if the Policy Insured is age 45, has two qualified children age 3 and age 17, and you purchase $10,000 of coverage, there is $10,000 of coverage on each child. When the older Insured child turns 25, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability. When the Policy Insured attains age 65 and the younger Insured Child is age 23, the coverage will terminate and the Insured Child may convert to a new individual policy without evidence of insurability.

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Spouse’s Term Life Insurance Rider

You may purchase term life insurance on the Policy Insured’s spouse in the form of a Rider to the Policy. The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 or more years older or younger than the Policy Insured. The Rider coverage is convertible to a new plan of insurance without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Policy Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.

For example, if the Policy Insured is 45 and his spouse is 40, the rider would provide for a death benefit of $25,000 in the event of the Spouse’s death.

Accelerated Death Benefit Rider

You may request a one-time acceleration of up to 80% of the Policy’s Death Benefit if the Policy Insured has a life expectancy of twelve months or less. There is no cost or charge for this rider.

The minimum accelerated death benefit You may request is 25% of the Death Benefit under Your Policy. The maximum accelerated death benefit You may request is the lesser of 80% of the Death Benefit as of the date the first request is paid or $250,000, including all other accelerated death benefit amounts under all policies issued by Us on the life of the Policy Insured. Upon Your request for an accelerated death benefit, We will reduce the Death Benefit by a proportionate amount of any outstanding Policy loan balance and multiply the remainder by the amount of the acceleration percentage. We then deduct an administrative fee of up to $150. The amount of the accelerated death benefit will be paid to You in a single sum.

Any remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit. The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit. The coverage provided by this rider will end upon Your written request to cancel it, upon surrender of the Policy, or the date of the Policy Insured’s death.

You should be aware that receiving benefits under this rider may affect the Policy Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs. You should consult a tax advisor to consider any tax consequences that may arise when benefits are paid under this rider.

For example, if the Policy Insured becomes ill and has a life expectancy of nine months and the Death Benefit is $100,000, You could request an accelerated death benefit of between $25,000 and $80,000.

Guaranteed Paid-Up Insurance Option

This option allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from this Policy. You may elect this option by giving Notice to Us. Upon election of this option, all additional benefits attached to this Policy will terminate unless otherwise provided. You will not pay any further premiums nor will any further premiums be allowed. The Death Benefit Option will be Option A.

Upon receiving Your request, We will calculate the amount of Guaranteed Paid-Up Insurance based on the age of the Policy Insured at the time You elect this option, the net single premium mortality table and the net single premium interest rate under Your Policy (for a discussion of net single premiums, please see the section above titled “Minimum Death Benefit”). The amount of Guaranteed Paid-Up Insurance will be the lesser of:

1.	the amount of paid-up insurance purchased using the entire Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium; or

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2.

the amount of paid-up insurance purchased using a portion of the Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium such that the amount at risk on the paid-up insurance is no greater than the amount at risk on this Policy on the date of election. The portion of the Surrender Value less any outstanding Policy loan balance not applied to provide the paid-up insurance will be paid to You.

You may choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above.

When You elect this option, the Unloaned Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Policy Values will continue to be calculated as described above with the following modifications:

1.	the monthly additional mortality charge, if any, and the policy charge will no longer be made;

2.

the guaranteed interest rate, the monthly interest factor and the guaranteed cost of insurance charges used in determining surrender values will be the based upon the Net Single Premium interest rate and the Net Single Premium table;

3.	the Additional Risk Percentage, if any, will no longer be applied; and

4.	surrender charges will no longer apply.

Once You elect this option, You may surrender Your Guaranteed Paid-Up Insurance at any time for its Surrender Value less any outstanding Policy loan balance. Your surrender request will be effective on the date We receive Your Notice and this Policy.

For example, if the entire Surrender Value of this Policy less any outstanding Policy loan balance is $100,000, You could purchase a paid up insurance policy with a net single premium of $100,000.

FEES, CHARGES AND EXPENSES

We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We deduct these fees and charges under the Policy in consideration for: (1) the services and benefits We provide; (2) the costs and expenses We incur; and (3) the risks We assume. The fees and charges deducted under the Policy may result in a profit to Us.

Transaction Fees

The following are the transaction fees and charges that We deduct.

Premium Charge

We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount. The current premium charge is 5.00% of each premium payment made. The guaranteed maximum premium charge is 8.00% of each premium payment made. We may change the current premium charge from time to time, but it will never exceed the guaranteed maximum premium charge.

The premium charge is intended to compensate Us for Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.

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Surrender Charges

We charge a surrender charge for any full surrender or partial withdrawal of Total Accumulation Value during the first 15 Policy Years, provided that in any Policy Year, you may make aggregate withdrawals of up to 9% of the Unloaned Accumulation Value as of the beginning of the Policy Year without incurring a surrender charge. The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk. The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased.

Any increase in Face Amount that You request will be subject to new surrender charges based upon the Insured’s characteristics at the time of the request. Increases in Face Amount which automatically result from a change in Death Benefit Option will not be subject to new surrender charges.

The new surrender charges will apply only to the associated increase in Face Amount. When You request a full surrender or partial withdrawal, We will calculate the reduction in Face Amount by first reducing any requested increases in Face Amount that have not already been surrendered or decreased, in the reverse chronological order in which the increases were made, and then against the initial Face Amount which is still in effect. The surrender charge will be calculated based upon the initial surrender charges or the new surrender charges, as applicable.

The surrender charge will be deducted from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.

Partial Withdrawal Processing Fee

We charge a $25 processing fee for any partial withdrawal from the Policy to compensate Us for administrative costs related to processing Your partial withdrawal request. We will deduct this charge from the Unloaned Accumulation Value remaining after the partial withdrawal. To the extent there is a balance remaining, the fee will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Unloaned Accumulation Value prior to the partial withdrawal. Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.

Transfer Fees

We charge a $10 fee for transfers of the Unloaned Accumulation Value in excess of four per Policy Year, including those involving the Fixed Account but excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

Periodic Charges

The following describes the fees and expenses that We may deduct periodically over the life of the Policy.

Monthly Deductions

Policy Charge

Each Monthly Deduction Date, We impose a policy charge for Our administrative expenses of $10 per month. We guarantee that this charge will not be more than $10. This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.

Cost of Insurance Protection

Each Monthly Deduction Date, We will deduct a charge for the cost of insurance protection. This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the

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Unloaned Accumulation Value. The cost of insurance charge is determined by the insurance rates applicable to Your Policy based upon Your age, sex underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification. The cost of insurance is equal to:

(a)	x (b) x [1+(c)] + (d), where:

(a)	is the monthly cost of insurance rate per $1,000 of net amount at risk;

(b)	is the net amount at risk;

(c)	is the additional risk percentage; and

(d)	is the monthly additional mortality charge.

Items (c) and (d) are applicable only if this Policy or a portion of this Policy is subject to a substandard underwriting classification.

The net amount at risk is equal to the Death Benefit as of the Monthly Deduction Date divided by 0.0016516 (the monthly equivalent of an effective annual rate of 2.0%), less the Total Accumulation Value as of the Monthly Deduction Date (before this cost of insurance).

The Death Benefit varies based upon the Death Benefit option chosen and the Total Accumulation Value. The Total Accumulation Value varies based upon the performance of the Subaccounts selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon Our underwriting of Your Policy. This determination is based on various factors including the Insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for Your Policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the net amount at risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

Separate Account Charge

Each Monthly Deduction Date, We deduct from the Subaccount assets attributable to Your Policy a monthly separate account charge for the benefits We provide and the costs We incur in connection with the Policy. The charge is calculated as a percentage of the assets You have allocated to the Subaccounts. This charge is deducted from each Subaccount according to the proportion of each account’s value to the Subaccount Accumulation Value. The guaranteed maximum separate account charge is an effective annual rate of 0.50% of Your Subaccount Accumulation Value. The current separate account charge is equal to an effective annual rate of 0.50% of Your Subaccount Accumulation Value for the first 20 years of the Policy, and 0.25% thereafter. We may change the current separate account charge from time to time, but it will never exceed the guaranteed maximum separate account charge for Your Policy.

The separate account charge is determined by multiplying the Subaccount Accumulation Value, after the deduction of the cost of insurance charge and any other monthly charges, by the monthly equivalent of the annual separate account charge percentage.

Face Amount Charge

Each Monthly Deduction Date, We will deduct a Face Amount charge. The charge is calculated based upon each $1,000 of Face Amount You select and may vary based upon Your age, sex and underwriting classification. The charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The guaranteed maximum charge for all years is $0.100 per

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thousand of Face Amount You select. The current charge is the same as the guaranteed charge for the first 10 years of the Policy, and then becomes $0.00 thereafter. We may change the current charge per thousand of Face Amount from time to time, but it will never exceed the guaranteed charge per thousand of Face Amount for Your Policy.

Optional Rider Charges

Each Monthly Deduction Date, We charge an additional monthly charge for each optional insurance rider that You select for Your Policy. See “Optional Riders” section of the table entitled “Periodic Charges Other Than Fund Operating Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional monthly charge for each optional insurance rider.

Other Periodic Charges

Policy Loan Interest

If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6.00% compounding on each Policy anniversary. Loan interest is due on each Policy Anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

The Policy loan interest rate is 6%. However, because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1%.

Income Tax Charge

We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds

Charges deducted from, and expenses paid out of, the assets of the Funds are described in the prospectuses for the Funds.

We begin to accrue and deduct all of the above charges and premiums on a Policy’s Issue Date.

OTHER PROVISIONS

Right to Examine

You have a period of time to review Your Policy and cancel it for a refund of premiums paid (“Right to Examine Period”). The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction). At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.

Beneficiary

This is the person(s) You designate in the Application to receive the Death Benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured’s lifetime, by filing a written request

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with Our Administrative Office in a form acceptable to Us. An irrevocable Beneficiary designation cannot be changed without the written consent of such Beneficiary. A change of Beneficiary designation will revoke any previous designation.

Unless otherwise provided in the Beneficiary designation (1) if any Beneficiary dies before the Insured, that Beneficiary’s interest will pass to the remaining Beneficiaries according to their respective interests; or (2) if no Beneficiary survives the Insured, the Death Benefit proceeds will be paid in one lump sum to You, if You are still alive, otherwise, to Your estate.

Processing Transactions

Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them at Our Administrative Office in Good Order (i.e., in form and substance acceptable to Us) before the close of business on that day (generally, 4:00 P.M., Eastern Time). If Your transaction request is received at Our Administrative Office in Good Order after the close of a Business Day, it will be deemed received and processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.

Payment and Deferment

We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment during any period: (i) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings, (ii) trading on the NYSE, as determined by the SEC, is restricted, (iii) an emergency, as determined by the SEC, exists as a result of which disposal of the Separate Account’s securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets, or (iv) the SEC may by order permit for the protection of security holders.

Under a Policy continued as Guaranteed Paid-Up Insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We will pay interest. We will pay the interest from the date of receipt of the request to the date We make payment.

Right to Exchange Options

The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance policy.

Exchange Option 1

Within the first 18 months after the Policy’s Issue Date, while this Policy is in force, You may exchange this Policy for a permanent fixed life insurance policy that We issue on the Insured’s life. You must request such an exchange by giving Us Notice.

You do not need to provide evidence of insurability when exercising this option. The new policy will have a level Face Amount equal to the Face Amount of this Policy. The new policy will have the same Issue Date, Age, and underwriting class as this Policy and the same benefit riders only if such riders are available on the new policy. We base premiums for the new policy on the premium rates for the new policy that were in effect and the Insured’s attained Age on this Policy’s Issue Date. The new policy will be issued on a substantially comparable General Account plan of insurance. The new policy’s owner and beneficiary will be the same as those of this Policy on the effective date of the exchange.

Issuance of the new policy will be subject to the payment of a Required Amount. The Required Amount is equal to this Policy’s Total Accumulation Value plus all charges assessed to this Policy accumulated at the Net Single

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Premium interest rate minus the Gross Premiums of the proposed new policy accumulated at the Net Single Premium interest rate. If the Required Amount is positive, We pay that amount to You. If the Required Amount is negative, You pay that amount to Us. We will issue the new policy within 31 days of receiving both this Policy and any Required Amount at Our Administrative Office. If both this Policy and any Required Amount are not received by that time, Your request to exercise Your right to exchange policies will be considered withdrawn.

Exchange Option 2

If any Fund in which You are invested changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.

The new policy will be issued at the attained Age of the Insured at the time of the exchange on a substantially comparable General Account plan of insurance. The Face Amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:

1.	The Unloaned Accumulation Value of this Policy on the date of exchange if You elect to surrender this Policy; or

2.	The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.

Assignment

You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.

Changes to the Policy

We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.

We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts.

We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.

We will provide You with written notice regarding any significant changes.

Age and Sex

If the age or sex of the Insured has been misstated, Policy benefits will be adjusted to those that would be purchased by the most recent monthly deduction for the cost of insurance applied to the cost of insurance rate at the correct age or sex.

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Incontestability

All statements made in the Application by or on behalf of the Insured are representations and not warranties. We may use any misstatements or misrepresentations to contest a claim or the validity of this Policy only if they are material and contained in the Application and a copy of such Application is attached to this Policy when issued or subsequent to issue, as applicable.

Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Issue Date. Any increase in Face Amount You request after the Issue Date will be incontestable after such increase has been in effect for two years during the lifetime of the Insured.

State Variations

Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. However, this prospectus describes the material features and benefits of the Policy.

We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment of Dividends

The Policy does not provide for dividend payments. Therefore, it is “non-participating” in the earnings of NNY.

Suicide

If the Insured commits suicide within two years from the Policy’s Issue Date, Our liability under the Policy is limited to all premiums paid less any indebtedness.

If the Insured dies by suicide within two years of the effective date of any increase in Face Amount requested by You, Our liability with respect to such increase will be limited to the total of the Monthly Deductions made for such increase.

DISTRIBUTION OF THE POLICY

The Policies are no longer offered for new sales, but existing Policyowners may continue to make premium payments. As such, the Policy is considered to be continuously offered by NNY and the Separate Account.

Prior to the acquisition of FLIAC by NNY, Foresters Financial Services, Inc., an affiliate of FLIAC, served as principal underwriter for the Policies. As a result of the acquisition of FLIAC by NNY, effective July 1, 2020, 1851 Securities, Inc., an affiliate of NNY due to common control, assumed the role of the principal underwriter for the Policies. 1851 also serves as principal underwriter for other variable insurance products issued by NNY and its affiliated companies. NNY or an affiliate thereof reimburses 1851 for expenses that 1851 incurs in serving its principal underwriting function for variable insurance products of NNY. 1851 does not receive or retain any fees imposed by NNY under variable insurance products issued by NNY; however, 1851 may receive 12b-1 fees or other payments from underlying funds or their affiliates.

1851’s principal executive offices are located at One American Row, Hartford, CT 06103. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “1934 Act”), as well as the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (“FINRA”).

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1851 and NNY have entered into a selling agreement with Cetera Investment Services LLC (“Cetera”) to cover Cetera’s continued servicing of Policies held by Cetera customers. This agreement also covers Cetera’s sale and servicing of other variable annuity contracts and variable life insurance policies issued by NNY (including those contracts and policies assumed by NNY in connection with the Merger of FLIAC into NNY). Cetera is registered as a broker-dealer with the SEC under the 1934 Act and is a member of FINRA.

Compensation

Under Our agreement with Cetera, We generally pay compensation to Cetera in the form of commissions when a premium payment is made under a Policy. In the first Policy Year, We pay commissions of 99% on premiums paid up to the target premium and 6% on premiums paid in excess of the target premium. We pay commissions of 5% on all premiums paid thereafter. No other sales compensation is paid with respect to any other Policyowner transactions under the Policy. We do not pay compensation to Cetera based on the value of Your Policy.

A portion of the compensation paid by NNY to Cetera is used by Cetera to pay commissions or other compensation to its registered representatives who service the Policy, depending on the agreement between Cetera and the registered representative. Such representatives act as appointed agents of NNY under applicable state insurance law and must be licensed to sell variable insurance products. Cetera or a registered representative may receive different compensation for selling or servicing one variable insurance product compared to another.

To the extent permitted by FINRA rules and otherwise applicable law, overrides and promotional incentives or cash and non-cash payments (including training reimbursement or training expenses) also may be made to Cetera based on premium payments invested in the Policy. Additional payments may be made to Cetera that are not directly related to the investment of additional premium payments in the Policy, such as payments related to the recruitment and training of personnel, production of promotional literature and similar services.

The Policy assesses a front-end sales charge on premium payments, so You directly pay for sales and distribution expenses of NNY when You make a premium payment. You also indirectly pay for sales and distribution expenses of NNY through the overall charges and fees assessed under the Policy. For example, any profits NNY may realize through receiving the separate account charge deducted under Your Policy may be used to pay for sales and distribution expenses. NNY may also pay for sales and distribution expenses out of any payments NNY or 1851 may receive for providing administrative, marketing and other support and services to the Funds. Currently, neither NNY nor 1851 receives such payments with respect to the Policies. Your Policy is subject to a surrender charge if You fully or partially surrender the Policy. See “FEES, CHARGES AND EXPENSES—Surrender Charges” under “DESCRIPTION OF THE POLICY.” Proceeds received by NNY from any surrender charges imposed under the Policy may be used to reimburse NNY for sales and distribution expenses.

FEDERAL TAX INFORMATION

This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non- U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.

Policy Proceeds

We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy

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to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:

•	The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;

•

The growth of the cash value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial withdrawal of the Policy; and

•	Transfers among Subaccounts are not taxable events for purposes of federal income tax.

Surrenders and Loans

The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the “seven-pay” test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.

The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued, unless it is issued in exchange for a MEC. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial withdrawal, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs

If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.

If You make a partial withdrawal after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial withdrawal exceeds Your basis in the Policy. In other words, partial withdrawals after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial withdrawal that is subject to federal income tax will depend upon the ratio of Your death benefit to the cash value and the age of the Insured at the time of the surrender.

If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.

If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.

If the cash value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see “Lapse”).

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In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.

Policies that Are MECs

A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an “income first” basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 1⁄2 are subject to an additional 10% penalty.

Tax Withholding

Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes

Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.

When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any “incident of ownership” in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.

If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT (indexed for inflation annually) that may apply in whole or in part depending on Your individual circumstances.

Other Tax Issues

We are taxed as a “life insurance company” under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based on this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E.

We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against

45

Separate Account E. We may assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment advisers of the Funds monitor each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and contractowners which invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS

Because the Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the underlying Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, an underlying Fund may not change fundamental investment policies without the approval of a majority vote of that underlying Fund’s shareholders in accordance with the 1940 Act.

If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions to Us for shares of the underlying Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:

•	Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;

•	Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and

•	Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.

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We will vote underlying Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any underlying Fund that We hold through a Subaccount or directly at any underlying Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.

We will determine the number of underlying Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one underlying Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the underlying Funds.

We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the underlying Fund to each Policyowner having a voting interest in a Subaccount.

The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

NASSAU LIFE (NNY) – LEGAL PROCEEDINGS

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the principal underwriter is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration, or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in the Company’s financial statements nor to have a material adverse effect on the principal underwriter. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods with respect to each of the Company and the principal underwriter.

California Lapse Litigation: The Company is currently defending two putative class actions filed against Foresters Life and Annuity Insurance Company (“FLIAC”), which was merged into the Company effective July 8, 2020. Both cases allege FLIAC lapsed life insurance policies without fully complying with California Insurance Code §§ 10113.71 and 10113. 72 (the “Statutes”). The California Supreme Court held in McHugh v. Protective Life Insurance that the Statues applied to all life insurance policies issued and delivered in California, including those issued before the Statutes were enacted on January 1, 2013. The cases each purport to seek certification of a class comprised of all California policyowners whose policies lapsed without FLIAC first fully complying with the Statutes from January 1, 2013 through the present. As detailed below, neither case has

47

resulted in a class being certified and both are currently proceeding as individual cases covering only the claims of the named plaintiffs.

Siino v. Foresters Life and Annuity Insurance Company: A putative class action was filed on April 28, 2020 against FLIAC. Plaintiff sought various forms of declaratory relief and asserted claims for breach of contract and violations of California’s Unfair Competition Law. On April 30, 2021, Plaintiff filed a motion for class certification. On January 12, 2022, the district court denied Plaintiff’s motion for class certification. Plaintiff filed a motion for partial summary judgment on her declaratory relief claim on December 8, 2022. On July 7, 2023, the district court entered an order granting in part and denying in part the requested relief. On August 11, 2023, Plaintiff requested dismissal of her remaining causes of action with prejudice, and requested final judgment in the case. The district court dismissed the remaining claims on August 14, 2023. FLIAC appealed the summary judgment decision to the United States Court of Appeals for the Ninth Circuit on September 12, 2023. Plaintiff filed a cross-appeal on September 18, 2023, challenging the district court’s denial of class certification. FLIAC filed its opening brief on February 6, 2024, and Plaintiff currently has a May 6, 2024 deadline to file her opening brief. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

Velez v. Foresters Life and Annuity Insurance Company: A putative class action was filed in the Los Angeles County California Superior Court on October 27, 2022 against FLIAC. Plaintiff seeks declaratory relief and asserts claims under California’s Unfair Competition Law. FLIAC removed the case to the United States District Court for the Central District of California on December 9, 2022. On August 15, 2023, Plaintiffs filed their motion for class certification. Plaintiffs later voluntarily withdrew their motion for class certification on October 18, 2023. On April 1, 2024, the parties filed a joint stipulation to stay the case in light of the appeal to the United States Court of Appeals for the Ninth Circuit in Siino v. Foresters Life and Annuity Insurance Company. The Court entered an order granting the stay on April 3, 2024. The Company disputes the allegations in the complaint and will continue to vigorously defend this lawsuit.

REPORTS

Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will make available reports and other materials that contain financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, We will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, including to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our Customer Service Office. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

48

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000022. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek high current income.	Macquarie VIP Fund for Income Series – Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.75%*	13.27%	5.16%	3.94%
To seek long-term growth of capital and current income.	Macquarie VIP Growth and Income Series - Delaware Management Company Macquarie Investment Management Global Limited	0.72%*	12.11%	12.14%	8.00%
To seek long-term capital growth.	Macquarie VIP International Core Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.86%*	13.58%	6.08%	4.76%
To seek to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Macquarie VIP Investment Grade Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.63%*	7.57%	2.22%	2.37%

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Type/Investment Objective	Fund – Investment Adviser Sub-Advisers(s)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 Year	5 Years	10 Years
To seek current income consistent with low volatility of principal.	Macquarie VIP Limited Duration Bond Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.53%*	5.29%	1.60%	0.68%
To seek long-term capital growth.	Macquarie VIP Opportunity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.83%*	16.30%	12.25%	7.37%
To seek long-term growth of capital.	Macquarie VIP Growth Equity Series - Delaware Management Company Macquarie Investment Management Global Limited	0.77%	38.40%	17.90%	13.50%
To seek to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Macquarie VIP Total Return Series - Delaware Management Company Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited	0.85%*	12.63%	7.06%	4.90%
To seek capital appreciation.	Macquarie VIP Small Cap Value Series - Delaware Management Company Macquarie Investment Management Global Limited	0.78%	9.45%	10.21%	7.06%
Seeks to maximize current income to the extent consistent with preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund (Institutional Class) – Goldman Sachs Asset Management, L.P.	0.19%*	5.05%	1.82%	1.19%

*	This Fund’s annual expenses reflect temporary fee reductions.

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APPENDIX B

Waiver of Specified Monthly Deduction Rider

Please note that the discussion below describes the significant terms and conditions of the rider as they apply to the residents of Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C.

At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any). The Specified Monthly Deduction does not include the separate account charge. Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone. While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.

Under the terms of the rider, if the Insured becomes totally disabled before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.

For the purposes of this rider, total disability means that the Insured is unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation. The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 60, and continue for six consecutive months.

Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate one or more physicians to examine the Insured at reasonable intervals. Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.

In order to claim this benefit, both the rider and the Policy must be in force. The rider will terminate when the Policy lapses, the Policy Anniversary on which the Insured attains age 60, or upon Your written request.

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To learn more about the Policy, NNY and the Separate Account, You can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2024. The SAI is incorporated by reference into this prospectus. For a free copy of the SAI, or for general inquiries, contact Our Administrative Office.

Reports and other information about NNY and the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.

EDGAR Contract Identifier C000221953

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FIRST INVESTORS LIFE SEPARATE

ACCOUNT E INDIVIDUAL VARIABLE LIFE

INSURANCE POLICIES OFFERED BY

NASSAU LIFE INSURANCE COMPANY

Statement of Additional Information dated May 1, 2024

Administrative Office

Regular Mail: P.O. Box 22012, Albany, New York 12201

Overnight Mail: 15 Tech Valley Drive, Suite 201, East Greenbush, New York 12061-4142

Phone Number: 1-800-832-7783 (9:00 A.M. and 5:00 P.M., Eastern Time)

Fax: 1-321-400-6316

Website: www.nfg.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Nassau Life Insurance Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by contacting Our Administrative Office, or by visiting Our website at www.nfg.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2024 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2024.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

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1

GENERAL DESCRIPTION

Nassau Life Insurance Company. NNY is a stock life insurance company organized under the laws of the State of New York. NNY is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of NNY is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of NNY is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls NNY through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

On July 1, 2020, NNY acquired Foresters Life Insurance and Annuity Company (“FLIAC”), which was formerly the depositor of the Separate Account and issuer of the Policies. Following the acquisition, FLIAC merged with and into NNY, with NNY as the surviving entity. As a result, on July 8, 2020, NNY became the depositor of the Separate Account and issuer of the Policies.

Separate Account Assets. Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E’s assets are segregated from the assets of NNY, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of NNY. Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian. NNY, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of the Separate Account. NNY maintains the records and accounts of the Separate Account.

Independent Registered Public Accounting Firm. KPMG LLP, 755 Main Street Suite 1600, Hartford, Connecticut 06103, is the independent registered public accounting firm for the Separate Account and the independent auditor for NNY.

Underwriter. NNY and the Separate Account have entered into an Underwriting Agreement with 1851 Securities, Inc. (“1851”), which became effective on July 1, 2020, pursuant to which 1851 serves as principal underwriter for the Policies. 1851, an affiliate of NNY, has its principal business address at One American Row, Hartford, CT 06103. NNY is no longer offering the Policies for new sales, but owners of existing Policies may continue to make additional premium payments. 1851 does not retain any commissions paid by NNY, but it is reimbursed by NNY for expenses it incurs for performing its underwriting function.

For the fiscal years ended December 31, 2021, 2022, and 2023, 1851 received underwriting commissions of $127,252, $419,760, and $360,642 respectively, in connection with the Variable Universal Life Policy and $0, $0, and $0, respectively, in connection with the SPVL Modified Single Premium Variable Life Insurance Policy.

Administrative Services. The Nassau Companies of New York (“NCNY”) provides administrative services to NNY through a shared service agreement between NNY and NCNY. NCNY’s principal business address is One American Row, Hartford, CT 06103.

1

Other Service Providers. Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account.

Year Ended December 31,	Fee Paid

2021	$8,774.00

2022	$15,706.20

2023	$17,040.24

BNY Mellon’s principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

OTHER INFORMATION

Reports. At least once each Policy year, NNY mails a report to the Policyowner within 31 days after the Policy anniversary. We mail the report to the last address known to Us. The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation. The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation. NNY is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”). NNY files an annual statement in a prescribed form with the Department each year covering Our operations for the preceding year and Our financial condition as of the end of such year. Our books and accounts are subject to review by the Department at any time. The Department conducts a full examination of Our operations periodically. The Department does not engage in any supervision of Our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law. NNY also is subject to regulation under the insurance laws of other jurisdictions in which NNY may operate.

VALUATION INFORMATION

Value of a Unit. For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00. The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B). The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value. The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

2

Net Investment Factor. The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by Us.

(b) is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease. (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF NNY FINANCIAL STATEMENTS

The financial statements of NNY as contained herein should be considered only as bearing upon NNY’s ability to meet its obligations to Policyowners under the Policies, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.

FINANCIAL STATEMENTS

The financial statements of each of the Subaccounts of First Investors Life Separate Account E as of December 31, 2023 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the financial statements of Nassau Life Insurance Company (“NNY”) as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, have been included in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report on the aforementioned financial statements of NNY includes explanatory language that states that the financial statements are prepared by NNY using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services.

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APPENDIX I

EXAMPLE A

Formula and Illustration for Determining

the Net Investment Factor of a Subaccount

of Separate Account E

Net Investment Factor =	A+B C

Where:

A = The Net Asset Value of a Fund share as of the end of the current Valuation Period.	=	$8.51000000

Assume

B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by Us.

Assume	=	$0

C = The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.

Assume	=	$8.39000000
Then, the Net Investment Factor = 8.51000000 + 0	=	$1.01430274

8.39000000

EXAMPLE B

Formula and Illustration for Determining

Unit Value of a Subaccount

of Separate Account E

Unit Value =	A x B

Where:

A = The Unit Value for the immediately preceding Valuation Period.

Assume	=	$1.46328760

B = The Net Investment Factor for the current Valuation Period.

Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274	=	$1.484216622

4

Nassau Life
Insurance Company
(a wholly owned subsidiary of
The Nassau Companies of New York)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2023, 2022 and 2021

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)

i

Independent Auditors’ Report

The Board of Directors
Nassau Life Insurance Company:

Opinions

We have audited the financial statements of Nassau Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

Nassau Life Insurance Company and Delaware Life Insurance Company of New York merged effective July 1, 2023 with Nassau Life Insurance Company as the survivor. As discussed in Note 1, Note 3, and Note 19 to the financial statements, accounting practices prescribed or permitted by the New York State Department of Financial Services require that the financial statements of Nassau Life Insurance Company be revised to reflect the merger as of the beginning of the prior period. Our opinions on the financial statements are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●    Exercise professional judgment and maintain professional skepticism throughout the audit.

●    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the summary of Investments - other than investments in related parties, the supplementary insurance information, and the supplementary schedule - reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Hartford, Connecticut
April 1, 2024

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Admitted Assets, Liabilities, Capital and Surplus
(in thousands)

	As of December 31,
	2023	2022 [1]
Assets:
Bonds	$6,993,422	$7,545,870
Contract loans	2,496,443	2,482,361
Real estate, at depreciated cost	27,446	27,148
Preferred stock	49,028	50,783
Common stock	143,650	27,213
Mortgage loans	517,608	535,875
Cash, cash equivalents and short-term investments	162,242	148,609
Derivatives	3,547	—
Other invested assets	445,747	447,577
Receivables for securities	5,820	3,163
Derivative collateral	63,468	70,474
Total cash and invested assets	10,908,421	11,339,073
Deferred and uncollected premiums	59,164	59,163
Due and accrued investment income	172,735	175,111
Current federal and foreign income tax	11,007	—
Reinsurance recoverables	6,291	11,029
Deferred tax asset	41,533	66,291
Receivables from affiliates	10,503	18,463
Other assets	7,743	10,274
Separate account assets	3,033,301	2,926,015
Total assets	$14,250,698	$14,605,419

Liabilities:
Reserves for future policy benefits	9,364,960	9,804,086
Policyholders’ funds	605,799	411,844
Dividends to policyholders	107,165	112,411
Policy benefits in course of settlement	198,925	116,175
Amounts payable on reinsurance	11,778	34,171
Accrued expenses and general liabilities	161,842	84,700
Current federal and foreign income tax	—	16,792
Reinsurance funds withheld liability	328,562	357,459
Interest maintenance reserve (“IMR”)	68,250	97,902
Transfers to (from) separate account due and accrued	(65,380)	(30,847)
Asset valuation reserve (“AVR”)	117,069	126,354
Purchase price payable and merger adjustments	—	178,922
Separate account liabilities	3,033,301	2,926,015
Total liabilities	13,932,271	14,235,984

Capital and surplus:
Common stock, $1,000 par value (10,000 shares authorized; 10,000 shares issued and outstanding)	10,000	10,000
Paid-in surplus	634,333	614,333
Surplus notes	126,418	126,392
Special surplus funds	2,500	2,500
Unassigned surplus	(454,824)	(383,790)
Total surplus	318,427	369,435
Total liabilities, capital and surplus	$14,250,698	$14,605,419
———————
[1]Amounts for 2022 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Income and Changes in Capital and Surplus
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Income:
Premium and annuity considerations	$343,202	$305,818	$309,570
Net investment income and amortization of IMR	578,124	621,969	718,275
Commissions and expense allowances on reinsurance ceded	14,037	14,710	14,432
Reserve adjustments on reinsurance ceded	(223,767)	(238,878)	(209,653)
Fees associated with separate account and other miscellaneous income	98,416	107,029	123,076
Total income	810,012	810,648	955,700

Current and future benefits:
Death benefits	566,114	464,636	470,510
Disability and health benefits	3,126	2,457	2,686
Annuity benefits and matured endowments	70,219	72,568	65,660
Surrender benefits	632,220	503,057	524,203
Interest on policy or contract funds	22,851	12,331	10,141
Settlement option payments	22,254	22,669	16,586
Net transfers to (from) separate accounts, net of reinsurance	(267,135)	(178,166)	(298,598)
Change in reserves for future policy benefits and policyholders’ funds	(439,129)	(329,194)	(217,516)
Total current and future benefits	610,520	570,358	573,672

Operating expenses:
Direct commissions	8,528	6,962	8,689
Commissions and expense allowances on reinsurance assumed	5,998	5,167	5,366
Premium, payroll and miscellaneous taxes	6,088	9,440	7,644
Other operating expenses	93,395	95,906	129,696
Total operating expenses	114,009	117,475	151,395
Net gain (loss) from operations before dividends and federal income taxes	85,483	122,815	230,633
Dividends to policyholders	69,339	78,002	57,291
Net gain from operations after dividends and before federal income taxes	16,144	44,813	173,342
Federal and foreign income tax expense (benefit)	(16,814)	6,143	28,581
Net gain from operations before realized capital gains (losses)	32,958	38,670	144,761
Realized capital gains (losses), net of income taxes and IMR	(40,550)	13,343	(3,380)
Net income (loss)	(7,592)	52,013	141,381

Changes in capital and surplus:
Change in unrealized capital gains (loss), net of tax	(8,145)	(58,141)	4,184
Change in deferred income taxes	737	1,101	(9,241)
Change in non-admitted assets	(27,743)	(22,579)	15,042
Change in asset valuation reserve	9,286	37,108	(12,381)
Change in surplus notes	26	26	26
Dividends to stockholder	—	(274,026)	(78,232)
Capital and paid-in surplus	20,000	—	—
Other surplus changes, net	(27,490)	(7,570)	13,968
Merger adjustments	(10,087)	283,650	(12,233)
Net increase (decrease) in capital and surplus	(51,008)	11,582	62,514
Capital and surplus, beginning of year	369,435	357,853	295,339
Capital and surplus, end of year	$318,427	$369,435	$357,853
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.
The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Statements of Cash Flows
(in thousands)

	For the years ended December 31,
	2023	2022 [1]	2021 [1]
Cash provided by (used for) operations:
Premiums	$405,807	$372,950	$376,015
Investment and other income	811,315	849,743	990,688
Claims and benefits	(1,668,638)	(1,580,595)	(1,477,741)
Dividends paid	(110,858)	(90,841)	(100,329)
Commissions and other expenses	(106,755)	(106,853)	(136,438)
Net transfers from separate accounts	232,602	232,885	288,286
Federal income taxes recovered (paid)	(17,812)	(16,327)	(21,062)
Net cash provided by (used for) operations	(454,339)	(339,038)	(80,581)

Cash provided by (used for) investments:
Proceeds from sales, maturities and repayments of bonds	850,727	1,118,031	1,544,755
Proceeds from sales, maturities and repayments of stocks	2,426	16,489	77,692
Proceeds from sales, maturities and repayments of mortgage loans	39,311	123,722	46,607
Proceeds from sales, maturities and repayments of other invested assets	48,048	301,759	39,793
Proceeds from sales, maturities and repayments of other investments	—	—	1,831
Cost of bonds acquired	(343,941)	(632,663)	(1,366,825)
Cost of stocks acquired	(303,285)	(4,117)	(21,458)
Cost of mortgage loans acquired	(22,514)	(55,370)	(105,812)
Cost of other invested assets acquired	(53,803)	(169,566)	(107,755)
Cost of other investments acquired	(9,544)	(74,539)	(12,778)
Net decrease (increase) in contract loans	(14,161)	20,317	(23,665)
Net cash provided by (used for) investments	193,264	644,063	72,385

Cash provided by (used for) financing and miscellaneous sources:
Capital and paid-in surplus	20,000	—	—
Net deposits (withdrawals) of deposit-type contracts	193,955	(13,309)	(50,429)
Dividends to stockholder	—	(274,026)	(78,232)
Other cash provided (applied)	60,753	11,689	(23,795)
Net cash provided by (used for) financing and miscellaneous uses	274,708	(275,646)	(152,456)
Net increase (decrease) in cash and short-term investments	13,633	29,379	(160,652)
Cash and short-term investments, beginning of year	148,609	119,230	279,882
Cash and short-term investments, end of year	$162,242	$148,609	$119,230
———————
[1]Amounts for 2022 and 2021 have been restated for the merger of Nassau Life Insurance Company with Delaware Life Insurance Company of New York.

The accompanying notes are an integral part of these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements
(in thousands except where noted in millions)

1.     Description of Business

Nassau Life Insurance Company (“NNY” or the “Company”), domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

On July 1, 2023, NNY completed its acquisition of Delaware Life Insurance Company of New York (“DLNY”) from Delaware Life Insurance Company, after receipt of insurance regulatory approval by the New York Department of Financial Services (the “NYDFS” or the “Department”). Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Under the statutory merger method of accounting, the former statutory bases of accounting for DLNY were retained, and the accounts of NNY were restated to include the accounts of DLNY. DLNY was a provider of life insurance and annuity products with approximately 16,000 policyholders and $1.6 billion in assets. This acquisition provides scale benefits to the Company and supports continued focus on building the Nassau franchise.

NNY is a provider of life insurance and annuity products. The Company’s life insurance products include whole life, universal life, variable universal life, variable life and other insurance products. NNY offers single-life and multiple-life products. Most of the Company’s whole life policies were written prior to its demutualization in 2001 and are part of a closed block (the “Closed Block”) of existing in-force traditional participating life insurance business established at the time of the demutualization to protect the future dividends of these policyholders. The Company also offers annuity products including both deferred and immediate varieties. Deferred annuities accumulate for a number of years before periodic payments begin and enable the contract owner to save for retirement and provide options that protect against outliving assets during retirement. Immediate annuities are purchased by means of a single lump sum payment and begin paying periodic income within the first year.

2.    Summary of Significant Accounting Policies

Basis of presentation

The significant accounting policies, which are used by NNY in the preparation of the statutory financial statements, are described below.

These financial statements were prepared on the basis of accounting practices (“STAT”) prescribed or permitted by the NYDFS. These practices are predominately promulgated by the National Association of Insurance Commissioners (the “NAIC”).

These practices differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). The major differences from U.S. GAAP practices are as follows:

•The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred for STAT and are capitalized as deferred acquisition costs (“DAC”) and then amortized for U.S. GAAP.
•Statutory concepts such as non-admitted assets, asset valuation reserve and interest maintenance reserve are recognized only for STAT.
•Bonds are primarily carried at amortized cost for STAT and at fair value for U.S. GAAP.
•For certain deposit-type contracts in the accumulation stage and for annuity products, deposits are reported as annuity considerations (a revenue item) for statutory reporting, while U.S. GAAP reports these as deposits via the balance sheet.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
•For STAT, wholly owned subsidiaries are not consolidated, but subsidiary earnings and losses and other changes in capital and surplus are accounted for as unrealized gains and losses. Dividends received from subsidiaries are treated as investment income. For U.S. GAAP, results of wholly owned subsidiaries are consolidated.
•Under STAT, for universal life, variable life, interest sensitive life, variable universal life policies and variable annuity contracts, premiums or deposits are recognized as revenue and withdrawals are recognized as surrender benefits. Benefits, losses and related expenses are matched with premiums over the related contract periods. For U.S. GAAP, amounts received as payments for universal life, variable life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Withdrawals taken from these contracts are generally considered returns of policyholder account balances and are not included in surrender benefits for U.S. GAAP.
•Statutory reserves are based on different assumptions than they are under U.S. GAAP.
•For STAT, the cost of employee pension benefits, including prior service costs, is recognized as the employer contributions are made to fund the costs.
•Assets and liabilities are reported net of reinsurance balances for STAT and gross for U.S. GAAP.
•Surplus notes issued by the Company are recorded as a component of surplus for STAT and as debt for U.S. GAAP.
•The statutory provision for federal income taxes represents estimated amounts currently payable based on taxable income or loss reported in the current accounting period as well as changes in estimates related to prior year taxes. Deferred income taxes are provided in accordance with SSAP No. 101, Income Taxes, a Replacement of SSAP No. 10R and SSAP No. 10, and changes in deferred income taxes are recorded through surplus. SSAP No. 101 adopts the U.S. GAAP valuation allowance standard and also limits the recognition of deferred tax assets (“DTAs”) based on certain admissibility criteria. The U.S. GAAP provision would include a provision for taxes currently payable as well as deferred taxes, both of which would be recorded in the income statement. Under SSAP No. 101, in conjunction with SSAP No. 5R as modified to replace the “probable” standard with a “more likely than not” standard, companies must establish a liability related to uncertain tax positions where management determines that it is more likely than not a claimed tax benefit would not be sustained if audited. SSAP No. 101 specifically rejects the corresponding U.S. GAAP guidance. For U.S. GAAP, the Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) 740, Accounting for Income Taxes. Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized. For both STAT and U.S. GAAP, the Company assesses all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances.
•Merged entities’ financial statements are restated as if the merger occurred at the beginning of the earliest period presented. For U.S. GAAP, financial statements are typically not restated, but post-acquisition activity and balance sheet amounts are reflected from the acquisition date.
•Acquired entities are carried at statutory book value with the difference between purchase price and book value recorded directly against statutory surplus. For U.S. GAAP, acquired entities are carried at fair value as of the acquisition date with any difference between purchase price and fair value recorded to goodwill.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, such as possibility for elevated mortality rates and market volatility. Actual results may differ from those estimates. Significant estimates and assumptions used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for invested assets are discussed throughout the Notes to Statutory Financial Statements. To be consistent with the current year presentation, certain prior year reclassifications have been made.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Recent accounting pronouncements

In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, to incorporate the principles-based bond definition for use in determining whether an investment (i.e., security) qualifies for reporting as a bond into statutory accounting guidance and to address the accounting treatment for securities that do qualify as bonds. SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude asset-backed securities from being reported as a cash equivalent or short-term investment. These revisions have an effective date of January 1, 2025, and the Company is assessing the impact on its financial position and results of operations.

The Company did not adopt any accounting standards during 2023 that had a material impact on these financial statements.

Going concern

Management has evaluated the Company’s ability to continue as a going concern and concluded that there is not substantial doubt about the Company’s ability to continue as a going concern.

Liquidity and regulatory capital requirements

NCNY serves as the holding company for NNY and does not have any significant operations of its own. In addition to existing cash and securities, the holding company’s primary source of liquidity consists of dividends from NNY. Dividends to the Parent from NNY are limited under the insurance company laws of New York.

NNY is required to report risk-based capital (“RBC”) under the insurance company laws of New York. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items taking into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. The insurance laws give the states explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital (“TAC”) does not exceed certain RBC levels. NNY has RBC ratios in excess of the minimum levels required by the applicable insurance regulations.

In connection with the July 2023 acquisition of DLNY, Nassau committed to the NYDFS to maintain NNY’s Company Action Level RBC at or above 300% and its surplus to policyholder reserves ratio (excluding separate accounts) at or above 3.5% through June 2028, during which time NNY can pay ordinary dividends without prior approval when those ratios are maintained. Further, this commitment may be terminated earlier under certain circumstances. As of December 31, 2023, RBC and the surplus to policyholder reserves ratio were in excess of these levels.

In addition to the statutory limitations on paying dividends, the Company also considers the level of statutory capital and RBC of the entity and other liquidity requirements. NNY may have less flexibility to pay dividends to the parent company if the Company experiences declines in either statutory capital or RBC in the future.

Investments

Investments are recognized in accordance with methods prescribed by the NAIC.

Investments in bonds include public and private placement bonds and mortgage-backed securities. Bonds with an NAIC designation of 1-5 are carried at amortized cost using the interest method while those with an NAIC designation of 6 are carried at the lower of amortized cost or fair value. Mortgage-backed and structured securities are assigned an NAIC designation in accordance with SSAP No. 43R, Loan-Backed and Structured Securities. Amortized cost for mortgage-backed and structured securities is determined using the interest method, utilizing anticipated cash flows based upon prepayment assumptions. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. Amortization is adjusted for significant changes in estimated cash flows from the original purchase assumptions.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Redeemable preferred stock that has a NAIC designation of 1-3 is stated at amortized cost and those with a designation of 4-6 are carried at the lower of amortized cost or fair value. Mandatory convertible preferred, redeemable or perpetual and perpetual preferred stocks are carried at the lower of fair value or the current effective call price.

With the exception of the Company’s investment in Federal Home Loan Bank (“FHLB”) common stock, unaffiliated common stock is carried at fair value. The Company’s investment in FHLB common stock is carried at cost, which represents the price at which the FHLB will repurchase the stock.

Mortgage loans on real estate are carried at the outstanding principal balance, less any allowances for credit losses.

Contract loans are generally reported at their unpaid balances and are collateralized by the cash values of the related policies.

Short-term investments and cash equivalents are carried at amortized cost. NNY considers highly liquid investments purchased between ninety days and one year of maturity to be short-term investments and highly liquid investments purchased with ninety days or less of maturity to be cash equivalents.

Other invested assets primarily include limited partnerships, limited liability companies and residual tranches of securitizations. Interests in limited partnerships and limited liability companies are carried at cost adjusted for NNY’s equity in undistributed earnings or losses since acquisition, less allowances for other-than-temporary declines in value, based upon audited financial statements in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies. Residual tranches of securitizations are reported at the lower of cost or market. Recognition of net investment income occurs when cash distributions of income are received.

Investments in affiliates represent direct and indirect ownership in the common stock of subsidiaries that are included in common stock. The Company has an investment in subsidiary, Nassau Life Insurance Company ABS A-I LLC (“ABS A” or “NNY A-1”), an investment SPV, that was formed in 2023. The Company admits the underlying GAAP equity in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated (“SCA”) Entities.

Home office real estate is generally valued at depreciated cost. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets (generally 40 years).

Realized capital gains and losses on investments are determined using the first-in, first-out (“FIFO”) method. Those realized capital gains and losses resulting from interest rate changes are deferred and amortized to income over the stated maturity of the disposed investment utilizing the Interest Maintenance Reserve (“IMR”) Grouped Method. Unrealized capital gains and losses, resulting from changes in the difference between cost and the carrying value of investments, are reflected in the Statements of Income and Changes in Capital and Surplus.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment (“OTTI”) charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. Impairment losses are recorded through the IMR.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans.

Derivatives

Equity Index Options

An equity index option gives the option holder the right to buy or sell the equity index at a predetermined price (strike price) at a specified time (maturity) agreed upon at the inception of the contract. An equity index put option affords the holder the right to sell the equity index at a strike price at the maturity date while an equity index call option affords the holder the right to buy the equity index at the strike price.

The Company uses equity index call options. The Company is exposed to credit-related losses in the event of nonperformance by a counterparty’s failure to meet its obligations. Given the Company enters into derivative contracts with highly rated counterparties and diversifies this exposure across a number of counterparties, the Company is exposed to minimum credit risk.

The Company uses equity index options in two instances: 1) To hedge against market risks from changes in equity index price associated with certain annuity products; or 2) To replicate the option payoff profile associated with certain equity-linked life and annuity products. The statutory accounting treatment for these hedges is that they are valued at fair or market value, and changes in the value of these hedges are reflected directly through surplus.

The unrealized gain/(loss) during the period representing equity index options was $(2.6) million, $0 and $0 as of December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Interest Rate Swaps

An interest rate swap is an agreement between two parties to exchange cash flows in the future. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a floating rate indexed to a reference rate that resets periodically. At the outset of the contract, generally, there is neither an exchange of cash nor a payment of principal by the parties; hence the term “notional principal.” At each settlement date, the fixed and floating interest rates times the notional principal determine the cash flows to be exchanged, and the resulting net payment amount between these interest cash flows is made from one party to the other.

The Company uses interest rate swaps to hedge against market risks in assets or liabilities from substantial changes in interest rates. In an interest rate swap, the Company agrees with another party (referred to as the counterparty) to exchange cash flows at specified intervals for a set length of time, based on the specified notional principal amount.

The Company uses interest rate swaps to hedge exposure to changes in interest rates. The Company uses interest rate swaps to manage interest rate exposure to certain floating rate available-for-sale debt securities where the terms or expected cash flows of the hedged item closely match the terms or expected cash flows of the swap.

Foreign Currency Forwards

The Company uses foreign currency forwards to hedge against market risks from changes in foreign currency exchange rates. Currency forward contracts are used to hedge collateralized loan obligation (“CLO”) asset exposure denominated in a foreign (EUR) currency back to U.S. dollars. Under foreign currency forwards, the Company agrees with another counterparty to lock in the exchange rate for the purchase or sale of a currency on a future date.

The unrealized gain(loss) for non-qualified hedges representing foreign currency forwards was ($0.1) million, $0 and $(0.1) million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company had derivatives accounted for as cash flow hedges of forecasted transactions and no derivative contracts with financing premiums.

Net investment income

Net investment income primarily represents interest and dividends received or accrued on bonds, common and preferred stock, short-term investments, mortgage loans and real estate. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. For partnership investments, income is earned when cash distributions of income are received. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. There was $173.7 million and $176.9 million gross due and accrued investment income at December 31, 2023 and 2022, respectively. There was $1.0 million and $1.8 million due and accrued investment income non-admitted at December 31, 2023 and 2022, respectively. There was $172.7 million and $175.1 million net due and accrued investment income at December 31, 2023 and 2022, respectively.

Non-admitted assets

In accordance with regulatory requirements, certain assets, including certain receivables, certain investments in limited liability companies, certain deferred tax assets, prepaid expenses and furniture and equipment, are not allowable and must be charged against surplus and are reported in the Statements of Income and Changes in Capital and Surplus. Total non-admitted assets at December 31, 2023 and 2022 were $110.1 million and $82.4 million, respectively. Changes for the years ended December 31, 2023, 2022 and 2021 increased (decreased) surplus by $(27.7) million, $(22.6) million and $15.0 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Separate accounts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of NNY. The assets are carried at fair value and the liabilities are set equal to the assets. Net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Appreciation or depreciation of NNY’s interest in the separate accounts, including undistributed net investment income, is reflected in net investment income. Contractholders’ interests in net investment income and realized and unrealized capital gains and losses on separate account assets are not reflected in net income.

NNY’s separate account products include variable annuities and variable life insurance contracts. Many of NNY’s contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Reserves for the guaranteed minimum death, accumulation, withdrawal and income benefits are determined in accordance with NYDFS Insurance Regulation 213 (“Reg 213”).

Insurance liabilities

Benefit and loss reserves, included in reserves for future policy benefits, are established in amounts adequate to meet estimated future obligations on policies in force. Benefits to policyholders are charged to operations as incurred.

Reserves for future policy benefits are determined using assumed rates of interest, mortality and morbidity consistent with statutory requirements. Most life insurance reserves for which the 1958 CSO and 1980 CSO mortality tables are used as the mortality basis are determined using a modified preliminary term reserve method. The net level premium method is used in determining life insurance reserves based on earlier mortality tables. For certain products issued on or after January 1, 2000, NNY adopted the 20 year select factors in the NAIC Valuation of Life Insurance Policies Model Regulation for both the basic and the deficiency reserve, and NNY’s X factors for the deficiency reserve. Annuity reserves principally use Actuarial Guideline (“AG”) 33 and Reg 213 to calculate reserve balances. AG33 uses prescribed methods and assumptions to determine the minimum statutory reserves. Reg 213, which was effective beginning in 2020, requires that reserves for contracts are based on the greater of the Standard Scenario Amount (“SSA”) and the Valuation Manual Section 21 (“VM-21”) reserve, which uses stochastic projections under company and prescribed assumptions to determine the final reserve. The Company holds reserves greater than those developed under the minimum statutory reserving rules when it is determined that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The Company monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves.

As of December 31, 2023 and 2022, the Company calculated its reserves for variable annuity products under Reg 213.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves resulting from asset adequacy testing.

Claim and loss liabilities, included in reserves for future policy benefits, are established in amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Fees associated with separate accounts and other miscellaneous income

Fees consist of contract charges assessed against the fund values and are recognized, when earned.

Premium income and related expenses

Generally, premium income and annuity considerations for fixed payment policies are recognized as income when due and premium income and annuity considerations for variable payment policies or contracts is recognized as income when paid. Related underwriting expenses, commissions and other costs of acquiring the policies and contracts are charged to operations as incurred. For certain deposit-type variable contracts in the accumulation stage, NNY reports deposits as revenues and withdrawals as benefits. This method of reporting applies to deposits and withdrawals for both general account activity and transfers to/from separate accounts.

Stockholder dividends

New York Insurance Law allows a domestic stock life insurer to distribute an ordinary dividend where the aggregate amount of such dividend in any calendar year does not exceed the greater of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, not to exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. The foregoing ordinary dividend can only be paid out of earned surplus, which is defined as an insurer’s positive unassigned funds, excluding 85% of the change in net unrealized gains or losses less capital gains tax for the preceding year. Under this section, an insurer cannot distribute an ordinary dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, not including realized capital gains, was negative. If a company does not have sufficient positive earned surplus to pay an ordinary dividend, an ordinary dividend can still be paid where the aggregate amount is the lesser of 10% of its surplus to policyholders as of the immediately preceding calendar year or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Based on this calculation, NNY has the capacity to pay dividends of $30.8 million in 2024.

During 2023, 2022 and 2021, the Company paid cash dividends of $0, $274.0 million and $78.2 million, respectively, to its Parent.

Reinsurance

NNY utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance arrangements do not relieve the Company as primary obligor for policyholder liabilities.

Assets and liabilities related to reinsurance ceded contracts are reported on a net basis.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of NNY. The amount of policyholder dividends to be paid is determined annually by NNY’s Board of Directors. The aggregate amount of policyholder dividends is related to the actual interest, mortality, morbidity and expense experience for the year and NNY’s judgment as to the appropriate level of statutory surplus to be retained (see Note 3 – “Significant Transactions, Closed Block”).

Income taxes

The Company is included in the consolidated federal income tax return of The Nassau Companies, Inc. (“NC”) and its subsidiaries. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Deferred tax assets are admitted in accordance with the admissibility test prescribed by SSAP No. 101. The change in deferred tax is recorded as a component of surplus.

Employee benefit plans

NCNY sponsors a non-contributory, qualified defined benefit pension plan (“Pension Plan”). Retirement benefits are a function of both years of service and level of compensation. NCNY also sponsors a non-qualified supplemental defined benefit plan (“Supplemental Plan”) to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. NCNY’s funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (“ERISA”). NCNY also provides certain health care and life insurance benefits for active employees.

The Company participates in the Pension Plan and Supplemental Plan. For purposes of statutory accounting, the Company has no legal obligation for benefits under these plans. The Company’s share of net expenses for these plans was $0.5 million, $4.3 million and $9.1 million for 2023, 2022 and 2021, respectively.

Nassau employees are covered by a qualified defined contribution plan sponsored by NCNY. NCNY’s match percentage is dollar for dollar to a maximum of 5% of eligible 401(k) earnings. The Company’s contribution for the plan was $0.8 million, $0.9 million and $0.9 million for 2023, 2022 and 2021, respectively.

The Company historically provided certain other postretirement benefits to retired employees through a plan sponsored by NCNY. For purposes of statutory accounting, the Company has no legal obligation for benefits under this plan. The Company had net benefits of $0, $0 and $0 for 2023, 2022 and 2021, respectively.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for NNY’s participation in the plans. NCNY, the plan sponsor, establishes an accrued liability and charges any applicable employee benefit expenses to NNY through a cost allocation process. Effective March 31, 2010, all benefit accruals under the funded and unfunded defined benefit plans were frozen.

Surplus

The portion of unassigned surplus increased/(reduced) by cumulative unrealized gains/(losses) was $61.0 million, $(44.4) million and $29.5 million as of December 31, 2023, 2022 and 2021, respectively.

Pursuant to SSAP No. 72, Surplus and Quasi-Reorganizations, the Company reclassified its negative unassigned surplus balance of $896.9 million to gross paid-in and contributed surplus as of June 30, 2016, which had the effect of setting the Company’s statutory unassigned surplus to zero as of this date. This change in accounting was approved by the NYDFS. This change had no immediate impact on dividend capacity and no impact to risk-based capital.

Non-cash items

The Statements of Cash Flows exclude non-cash items, such as the following:

•Non-cash investment transactions, such as tax-free exchanges;
•Accretion of amortization or accrual of discount for investments;
•Depreciation expense;
•Modified coinsurance (“MODCO”) reinsurance adjustments, including inception ceded/assumed premium amounts; and
•Accruals of capital contributions approved by the domiciliary commissioner.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Statements of Cash Flows exclude the following significant non-cash items for the years ended December 31, 2023, 2022 and 2021:

•$0, $24.2 million and $54.2 million of non-cash investment exchanges as of December 31, 2023, 2022 and 2021, respectively.

3.    Significant Transactions

Closed block

On the date of demutualization, NNY established the closed block for the benefit of holders of certain individual participating life insurance policies and annuities of NNY for which NNY had a dividend scale payable at the time of demutualization. Assets were allocated to the closed block in an amount that will produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies. This includes, but is not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect at the time of demutualization, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect at the time of demutualization had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

The excess of closed block liabilities over closed block assets at the effective date of the demutualization represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, NNY will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, NNY will recognize only the actual earnings in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management, maintenance, commission and certain investment expenses of the closed block.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Delaware Life acquisition and merger

After NNY completed its 2023 acquisition of DLNY, DLNY was merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, Business Combinations and Goodwill, the acquisition was treated as a statutory merger. Income of the combined reporting entity is required to include income of the constituents for the entire fiscal period in which the combination occurs and the balance sheet and the statements of operations for all years presented shall be restated, as required by SSAP No. 3, Accounting Changes and Corrections of Errors. The statements of operations and cash flow were restated for 2022 and 2021. Refer below to Note 19 – “The Merger” for further details regarding the merger and restatement. All 2023 amounts in the Notes to the Statutory Financial Statements were restated to reflect the statutory merger, unless otherwise indicated.

4.    Investments

Information pertaining to NNY’s investments, net investment income and capital gains and losses on investments follows.

Bonds, common stock and preferred stock

The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2023 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$240,740	$1	$(73,111)	$167,630
All other governments	102,769	605	(15,190)	88,184
States, territories and possessions	34,814	208	(2,578)	32,444
Political subdivisions of states, territories and possessions	64,588	367	(4,949)	60,006
Special revenue	381,050	1,364	(37,390)	345,024
Industrial and miscellaneous (unaffiliated)	4,303,925	30,077	(443,448)	3,890,554
Parent, subsidiaries and affiliates	60,719	407	(5,551)	55,575
Hybrid securities	147,094	177	(11,345)	135,926
Mortgage-backed and asset-backed securities	1,657,723	7,122	(187,672)	1,477,173
Total bonds	$6,993,422	$40,328	$(781,234)	$6,252,516

Preferred stock	$49,028	$668	$(1,460)	$48,236
Common stock	$38,368	$—	$—	$38,368
Common stock - affiliate	$105,282	$—	$—	$105,282

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of investments in bonds, common stock and preferred stock as of December 31, 2022 were as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

U.S. government	$241,993	$2	$(74,238)	$167,757
All other governments	105,654	901	(16,599)	89,956
States, territories and possessions	34,023	151	(2,703)	31,471
Political subdivisions of states, territories and possessions	75,803	171	(7,191)	68,783
Special revenue	434,440	762	(50,898)	384,304
Industrial and miscellaneous (unaffiliated)	4,870,550	18,452	(610,516)	4,278,486
Parent, subsidiaries and affiliates	59,032	431	(5,631)	53,832
Hybrid securities	170,313	51	(18,121)	152,243
Mortgage-backed and asset-backed securities	1,554,062	2,962	(194,088)	1,362,936
Total bonds	$7,545,870	$23,883	$(979,985)	$6,589,768

Preferred stock	$50,783	$479	$(2,550)	$48,712
Common stock	$27,213	$—	$—	$27,213

The gross unrealized capital gains (losses) on bonds and preferred stock were not reflected in surplus for the years ended December 31, 2023 and 2022.

The aging of temporarily impaired general account debt securities as of December 31, 2023 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$483	$(69)	$167,014	$(73,042)	$167,497	$(73,111)
All other governments	11,583	(329)	70,368	(14,861)	81,951	(15,190)
States, territories and possessions	2,663	(291)	23,986	(2,287)	26,649	(2,578)
Political subdivisions	6,415	(451)	38,476	(4,498)	44,891	(4,949)
Special revenue	42,521	(3,100)	254,730	(34,290)	297,251	(37,390)
Industrial and miscellaneous (unaffiliated)	388,043	(58,285)	2,953,840	(385,163)	3,341,883	(443,448)
Parent, subsidiaries and affiliates	23,859	(1,296)	28,431	(4,255)	52,290	(5,551)
Hybrid securities	17,457	(2,087)	110,289	(9,258)	127,746	(11,345)
Mortgage-backed and asset-backed securities	195,894	(10,797)	954,632	(176,875)	1,150,526	(187,672)
Total bonds	$688,918	$(76,705)	$4,601,766	$(704,529)	$5,290,684	$(781,234)
Number of positions at unrealized loss		501		1,852		2,353

The Company reported $6.5 million and $10.6 million of gross unrealized gains and $(9.4) million and $(0.1) million of gross unrealized losses related to common stock for the periods ended December 31, 2023 and 2022, respectively, which reflected the difference between cost and fair value for common stock. For the period ended December 31, 2023, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $18.8 million with unrealized losses of $9.4 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
As of December 31, 2023, there are 71 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $34.7 million. Securities in an unrealized loss position for over 12 months consisted of 1,852 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

The aging of temporarily impaired general account debt securities as of December 31, 2022 was as follows:

	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government	$80,084	$(10,009)	$87,540	$(64,229)	$167,624	$(74,238)
All other governments	69,866	(11,187)	13,565	(5,412)	83,431	(16,599)
States, territories and possessions	24,533	(2,703)	—	—	24,533	(2,703)
Political subdivisions	55,952	(7,191)	—	—	55,952	(7,191)
Special revenue	307,480	(36,649)	34,218	(14,249)	341,698	(50,898)
Industrial and miscellaneous (unaffiliated)	3,487,828	(504,289)	328,394	(106,227)	3,816,222	(610,516)
Parents, subsidiaries and affiliates	34,841	(4,460)	15,783	(1,171)	50,624	(5,631)
Hybrid securities	109,364	(12,135)	36,325	(5,986)	145,689	(18,121)
Mortgage-backed and asset-backed securities	907,941	(101,721)	312,325	(92,367)	1,220,266	(194,088)
Total bonds	$5,077,889	$(690,344)	$828,150	$(289,641)	$5,906,039	$(979,985)
Number of positions at unrealized loss		2,309		483		2,792

For the period ended December 31, 2022, the fair value of common stock securities in a continuous unrealized loss position for less than 12 months was $1.1 million with unrealized losses of $0.1 million and the fair value of common stock securities in a continuous unrealized loss position for greater than 12 months was $0 with unrealized losses of $0.

As of December 31, 2022, there are 37 below investment grade debt securities that have been in an unrealized loss position for greater than 12 months. Below investment grade unrealized losses greater than 12 months are $17.9 million. Securities in an unrealized loss position for over 12 months consisted of 483 securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, the Company expects to recover the entire amortized cost basis of these securities. In its evaluation of each security, management considered the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The carrying value and fair value of bonds as of December 31, 2023 by maturity are shown below.

	Carrying Value	Fair Value

Due in one year or less	$137,767	$130,498
Due after one year through five years	1,559,174	1,432,622
Due after five years through ten years	1,288,754	1,216,474
Due after ten years	4,007,727	3,472,922
Total	$6,993,422	$6,252,516

Corporate bonds are shown based on contractual maturity or contractual sinking fund payments. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties, or NNY may have the right to put or sell the obligations back to the issuers. Mortgage-backed and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

The carrying value of OTTI securities was $13.7 million and $32.3 million as of December 31, 2023 and 2022, respectively. OTTIs were $18.4 million, $13.0 million and $27.8 million in 2023, 2022 and 2021, respectively.

Internal and external prepayment models, which are widely accepted by the industry, are used in calculating the effective yield used in determining the carrying value of mortgage-backed and asset-backed securities. The retrospective method is applied in determining the prepayment adjustment.

Loan-backed securities

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date, where historical cash flows are not readily available.

Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with current interest rates and the economic environment. The retrospective adjustment method is used to value these securities.

In 2023, 2022 and 2021, the Company had no OTTI recognized because the present value of cash flows expected to be collected is greater than the amortized cost basis of the securities.

Real estate

Real estate, which represents the home office used in Nassau’s operations, carried net of accumulated depreciation, as of December 31 is summarized below:

	2023	2022

Real estate	$27,446	$27,148
Total real estate	$27,446	$27,148

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Mortgage loans

The Company invests in mortgage loans that are collateralized by commercial properties, including multi-family residential buildings, which are managed as a single class of commercial mortgage loans. Mortgage loans are stated at original cost, net of principal payments and amortization. The Company segregates its portfolio by property type and geographic location. As of December 31, 2023 and 2022, the Company had $517.6 million and $535.9 million, respectively, in mortgage loans. The allowance for loan losses at December 31, 2023 and 2022 were $1.8 million and 1.7 million, respectively.

The following tables reflect the distribution of mortgage loans by property type as of December 31:

	2023	2022
	(in millions)

Industrial	$64.7	$60.1
Multifamily	102.2	107.6
Office	94.3	96.5
Retail	130.0	133.5
Self-storage	50.3	49.7
Warehouse	45.4	46.0
Other	32.5	44.2
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

The following tables reflect the distribution of mortgage loans by geographic region as of December 31:

	2023	2022
	(in millions)

East North Central	$64.6	$76.6
Middle Atlantic	15.0	17.5
Mountain	82.9	83.8
New England	15.2	15.4
Pacific	124.9	133.1
South Atlantic	115.9	118.4
West North Central	51.4	52.4
West South Central	49.5	40.4
Total mortgage loans	519.4	537.6
Less: Allowance for loan losses	1.8	1.7
Net mortgage loans	$517.6	$535.9

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables summarize the Company’s commercial mortgage loan portfolio, net of allowance, loan-to-value (“LTV”) ratios and debt-service coverage (“DSC”) ratios using available data as of December 31. The ratios are updated as information becomes available.

	December 31, 2023
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$146.6	$—	$36.7	$—	$—	$—	$183.3
50% - 60%	40.8	18.2	34.8	36.7	—	—	130.5
60% - 70%	48.4	13.5	21.4	36.2	—	—	119.5
70% - 80%	20.7	—	24.0	5.9	—	10.5	61.1
80% and greater	2.7	—	6.3	8.5	—	5.7	23.2
Total	$259.2	$31.7	$123.2	$87.3	$—	$16.2	$517.6

	December 31, 2022
	DSC Ratios
($ in millions)	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
LTV Ratios
0% - 50%	$155.3	$26.8	$23.0	$4.9	$—	$—	$210.0
50% - 60%	39.0	34.2	52.8	20.1	12.5	—	158.6
60% - 70%	33.3	6.5	21.9	13.4	14.5	10.4	100.0
70% - 80%	—	—	39.5	—	5.9	10.8	56.2
80% and greater	—	—	—	—	8.3	2.8	11.1
Total	$227.6	$67.5	$137.2	$38.4	$41.2	$24.0	$535.9

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the DSC ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher DSC ratio could indicate a better quality loan.

To monitor credit quality, the Company primarily uses RBC code, which is the risk category used in the RBC calculation that is based on debt service coverage ratio and loan-to-value. The codes range from CM1 to CM7, with CM1 being the most stable. The Company holds $405.0 million CM1 loans, $114.4 million CM2 loans and $0 CM3 loans as of December 31, 2023. The Company held $415.2 million CM1 loans, $103.5 million CM2 loans and $18.8 million CM3 loans as of December 31, 2022. The maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, acquired during 2023 and 2022 was 59.1% and 68.8%, respectively. As of December 31, 2023 and 2022, all loans were current.

During 2023, the minimum and maximum lending rates for mortgage loans were 3.2% and 6.3% respectively. There were no taxes, assessments, or amounts advanced not included in the mortgage loan total. There were no impairments on mortgage loans or any loans derecognized as a result of foreclosure for the years ended December 31, 2023, 2022 and 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Other invested assets

Other invested assets as of December 31 are summarized below:

	2023	2022

Private equity	$33,544	$21,853
Mezzanine partnerships	2,132	2,300
Collateralized fund obligation	36,523	47,083
Mortgage and real estate	41,964	22,386
Direct equity	116,922	122,991
Credit funds	23,779	19,259
Surplus debentures	100,113	99,157
Residual tranches	88,183	112,548
Other alternative assets	2,587	—
Total other invested assets	$445,747	$447,577

The Company has unfunded commitments related to its investments in limited partnerships in the amount of $104.9 million and $122.8 million as of December 31, 2023 and 2022, respectively. The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

Derivative instruments

Derivative instruments as of December 31 are summarized below:

	2023	2022
	(in thousands)
Put options:
Notional amount	$210,413	$—
Fair value	$3,232	$—
Carrying value	$3,232	$—

Swaps:
Notional amount	$900,000	$300,000
Fair value	$(49,529)	$(57,720)
Carrying value	$500	$—

Foreign currency forwards:
Notional amount	$18,423	$11,199
Fair value	$(185)	$(81)
Carrying value	$(185)	$(81)

NNY is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments. NNY does not expect its counterparties to fail to meet their financial obligations because the Company contracts with highly rated counterparties. The credit exposure of these instruments is the positive market value at the reporting date. Management of NNY considers the likelihood of any material loss due to credit risk on these guarantees, interest rate swaps or floors to be remote.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Offsetting and netting of assets and liabilities

For the year ended December 31, 2023, the Company had net derivative assets of $3.5 million, which represented $57.0 million of gross derivative assets offset by $53.5 million in derivative liabilities.

Restricted assets

Restricted assets (including pledged) relate mainly to statutory requirements of various jurisdictions, FHLB Stock and derivative collateral. Restricted assets were $488.4 million and $82.7 million as of December 31, 2023 and 2022, respectively. These are included as assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus.

The Company is a member of the FHLB of Boston. Membership with the FHLB is part of the Company’s strategy to access funds to support various spread-based businesses and enhance liquidity management. The Company has determined the estimated maximum borrowing capacity as $714.7 million. The Company calculated this amount in accordance with New York Consolidated Laws, Insurance Law - ISC § 1411 Authorization of, and Restrictions on, 1nvestments, whereby the loan shall not exceed, when the loan is made, 5% of its admitted assets as shown by its last sworn statement to the superintendent.

5GI Securities

NAIC 5GI is assigned by an insurance company to certain obligations that meet all of the following criteria: (1) documentation necessary to permit a full credit analysis of a security by the NAIC Securities Valuation Office (“SVO”) does not exist or an NAIC Credit Rating Provider (“CRP”) credit rating for a Filing Exemption (“FE”) or Private Letter (“PL”) security is not available; and (2) the issuer or obligor is current on all contracted interest and principal payments; and (3) the insurer has an actual expectation of ultimate payment of all contracted interest and principal.

5GI securities as of December 31 are summarized below:

	Number of 5GI Securities		Aggregate BACV*		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Investment
(1) Bonds - Amortized Cost	8	3	$10,422	$16,114	$10,250	$16,114
(2) Loan-backed and structured securities - Amortized Cost	—	—	—	—	—	—
(3) Preferred Stock - Amortized Cost	1	1	1,338	1,338	2,006	1,818
(4) Preferred Stock - Fair Value	5	6	3,887	4,628	3,887	4,628
(5) Total (1+2+3+4)	14	10	$15,647	$22,080	$16,143	$22,560
———————
*Book Adjusted Carrying Value

Investments in subsidiaries

In 2023, the Company formed two new subsidiaries, Nassau Life Insurance Company ABS A-I LLC and Nassau Life Insurance Company ABS B-I LLC (“ABS B”). NNY funded and filed a Sub-1 filing with the NAIC for ABS A. The NAIC accepted that filing and completed review on January 19, 2024. The Company admitted $105.3 million within common stock based on the underlying GAAP equity for ABS A as of December 31, 2023. ABS B was not funded and has no underlying value ascribed to it. No subsidiary equity for ABS B was admitted as of December 31, 2023.

The Company has three other subsidiaries, PM Holdings, Nassau 2019 CFO LLC and Foresters Financial Holding Company, Inc., with no underlying value ascribed to them and no subsidiary equity was admitted as of December 31, 2023 and 2022 for these three companies.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Concentration of credit risk of financial instruments

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. The Company manages credit risk through the analysis of the underlying obligors, issuers and transaction structures. The Company reviews its debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. The Company also manages credit risk through industry and issuer diversification and asset allocation. The Company classifies debt securities into investment grade and below-investment-grade securities based on ratings prescribed by the NAIC. In a majority of cases, these classifications will coincide with ratings assigned by one or more Nationally Recognized Statistical Rating Organizations (“NRSRO”); however, for certain structured securities, the NAIC designations may differ from NRSRO designations based on the amortized cost of the securities in its portfolio. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2023, the Company was not exposed to the credit concentration risk of any issuer other than U.S. government and government agencies backed by the faith and credit of the U.S. government, defined as exposure greater than 10% of total admitted assets. The top five largest exposures were The Goldman Sachs Group, Inc., Wells Fargo & Company, Bank of America Corporation, Oracle Corporation and Anheuser-Busch Company. The Company monitors credit exposures by actively monitoring dollar limits on transactions with specific counterparties. The Company has an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. The Company uses ISDA Master Agreements with derivative counterparties which may include Credit Support Annexes with collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, the Company only enters into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one NRSRO.

Net investment income

The principal components of net investment income for the years ended December 31 were as follows:

	2023	2022	2021

Bonds	$337,372	$337,779	$367,058
Contract loans	208,166	214,940	198,388
Cash and short-term investments	11,766	4,532	931
Real estate, net of expenses	4,852	4,676	5,266
Preferred stock	2,128	2,810	3,806
Common stock	743	362	3,032
Mortgage loans	21,019	26,159	24,429
Other invested assets	38,680	58,394	133,942
Derivative instruments	(14,469)	(1,796)	2,335
Amortization of IMR	8,461	16,449	18,191
Less:
Interest expense	9,086	9,086	9,086
Other investment expenses	31,508	33,250	30,017
Net investment income	$578,124	$621,969	$718,275

For the year ended December 31, 2023, the Company had 0 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0. For the year ended December 31, 2022, the Company had 17 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $0.5 million. For the year ended December 31, 2021, the Company had 42 securities called or redeemed by the issuer, resulting in income from prepayment penalties and acceleration fees of $5.8 million.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Capital gains and losses

The principal components of realized gains (losses) and changes in unrealized capital gains (losses) on investments for the years ended December 31 were as follows:

	Realized			Change in Unrealized
	2023	2022	2021	2023	2022	2021

Bonds	$(20,684)	$(5,391)	$(13,302)	$278	$4,676	$(580)
Investments in affiliates	—	—	—	2,987	—	—
Preferred stock	(1,017)	(3,452)	693	1,600	(6,380)	3,351
Common stock	8	2,072	24,850	896	320	(15,063)
Mortgage loans	(1,442)	(65)	(24)	—	—	—
Other invested assets	(10,794)	19,259	(9,897)	(16,381)	(72,232)	17,690
Derivative instruments	(181)	900	(1,944)	(2,167)	20	(102)
Miscellaneous	387	52	226	697	—	—
	(33,723)	13,375	602	(12,090)	(73,596)	5,296
Income tax benefit (expense)	(6,827)	(32)	(3,982)	3,945	15,455	(1,112)
Net capital gains (losses)	$(40,550)	$13,343	$(3,380)	$(8,145)	$(58,141)	$4,184

Realized losses for 2023 include other-than-temporary impairments of $18.4 million, including impairments on bonds of $16.0 million, preferred stock of $0.5 million and other invested assets of $1.9 million. Realized losses for 2022 include other-than-temporary impairments of $13.0 million, including impairments on bonds of $3.1 million, common stock of $1.9 million, preferred stock of $3.3 million and other invested assets of $4.8 million. Realized losses for 2021 include other-than-temporary impairments of $27.8 million, including impairments on bonds of $14.4 million, common stock of $1.7 million, preferred stock of $1.9 million and other invested assets of $9.9 million.

The proceeds and related gross realized gains and losses from sales of stocks and bonds for the years ended December 31 were as follows:

	2023	2022	2021

Proceeds from sales	$855,975	$1,119,452	$1,673,662
Gross gains on sales	4,484	25,382	98,873
Gross losses on sales	(63,087)	(27,092)	39,031

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
5.    Reserves for Future Policy Benefits and Reinsurance

The balances for NNY’s major categories of reserves for future policy benefits as of December 31 are summarized below:

	2023	2022

Life insurance	$9,082,502	$9,273,899
Health insurance	30,560	34,213
Total life and health insurance	9,113,062	9,308,112

Annuities	1,020,376	1,189,760

Subtotal	10,133,438	10,497,872
Supplementary contracts with life contingencies	134,383	136,401
All other	82,000	160,936
Total before reinsurance ceded	10,349,821	10,795,209
Less: Reinsurance ceded	984,861	991,123
Reserves for future policy benefits	$9,364,960	$9,804,086

NNY waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond date of death. Surrender values promised in excess of legally computed reserves have been included in miscellaneous reserves.

For a policy on which the substandard extra premium is based upon a multiple of standard mortality, the substandard extra reserve is based upon the excess of such multiple over standard mortality. For a policy carrying a flat extra premium, the extra reserve is one half of the flat extra premium.

As of December 31, 2023 and 2022, the Company had $1.8 billion and $1.9 billion, respectively, of life insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department. As of December 31, 2023 and 2022, the Company carried an associated reserve of $45.3 million and $48.3 million, respectively, included in reserves for future policy benefits. Anticipated investment income was utilized in the calculation.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves.

As of December 31, 2023 and 2022, there were $82.0 million and $116.9 million, respectively, of cash flow testing reserves from asset adequacy testing in the general account. Of those amounts, $37.0 million was ceded as of December 31, 2023 and 2022. In addition, there were $15.0 million of cash flow testing reserves resulting from asset adequacy testing in the separate account as of December 31, 2023 and 2022.

In 2021, NNY updated its reserve methodology for a subset of payout annuities issued by FLIAC to increase the statutory valuation interest rates to equal allowable maximums, which resulted in a beginning reserve reduction of $18.1 million. NNY also updated its mortality method for the same subset of payout annuities, which resulted in a beginning reserve increase of $3.2 million. The net $14.9 million reduction in beginning reserves was recorded as a change in reserve basis included in other surplus changes, net for the year ended December 31, 2021.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31 were as follows:

	2023
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$73,570	$205,691	$—	$279,261	11%
- at book value less surrender charge of 5% or more	4,335	—	—	4,335	—%
- at market value	—	—	1,056,105	1,056,105	44%
Total with market value adjustment or at fair value	77,905	205,691	1,056,105	1,339,701	55%
- at book value (minimal or no charge or adjustment)	693,135	—	—	693,135	28%
Not subject to discretionary withdrawal	394,901	15,000	8,936	418,837	17%
Total individual annuity actuarial reserves	1,165,941	220,691	1,065,041	2,451,673	100%
Less: Reinsurance ceded	10,457	—	—	10,457
Total individual annuity actuarial reserves, net of reinsurance	$1,155,484	$220,691	$1,065,041	$2,441,216
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$1,212	$—	$—	$1,212

	2022
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of total
Individual Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$29,102	$247,727	$—	$276,829	11%
- at book value less surrender charge of 5% or more	31,877	—	—	31,877	1%
- at market value	—	—	1,094,042	1,094,042	42%
Total with market value adjustment or at fair value	60,979	247,727	1,094,042	1,402,748	54%
- at book value (minimal or no charge or adjustment)	873,828	—	—	873,828	33%
Not subject to discretionary withdrawal	326,307	—	7,702	334,009	13%
Total individual annuity actuarial reserves	1,261,114	247,727	1,101,744	2,610,585	100%
Less: Reinsurance ceded	7,798	—	—	7,798
Total individual annuity actuarial reserves, net of reinsurance	$1,253,316	$247,727	$1,101,744	$2,602,787
Amounts included in at book value less surrender charge of 5% or more that will move to at book value (minimal or no charge or adjustment) for the first time within the year after the statement date	$27,933	$—	$—	$27,933

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	295	295	1%
Total with market value adjustment or at fair value	—	—	295	295	1%
- at book value (minimal or no charge or adjustment)	13,322	—	—	13,322	39%
Not subject to discretionary withdrawal	20,497	—	—	20,497	60%
Total group annuity actuarial reserves	33,819	—	295	34,114	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$33,819	$—	$295	$34,114

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Group Annuities
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	411	411	1%
Total with market value adjustment or at fair value	—	—	411	411	1%
- at book value (minimal or no charge or adjustment)	15,005	—	—	15,005	40%
Not subject to discretionary withdrawal	21,750	—	—	21,750	59%
Total group annuity actuarial reserves	36,755	—	411	37,166	100%
Less: Reinsurance ceded	—	—	—	—
Total group annuity actuarial reserves, net of reinsurance	$36,755	$—	$411	$37,166

	2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	954	954	—%
Total with market value adjustment or at fair value	—	—	954	954	—%
- at book value (minimal or no charge or adjustment)	329,236	—	—	329,236	54%
Not subject to discretionary withdrawal	276,563	—	—	276,563	46%
Total deposit fund liabilities	605,799	—	954	606,753	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$605,799	$—	$954	$606,753

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2022
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of total
Deposit-Type Contracts (no life contingencies)
Subject to discretionary withdrawal:
- with market value adjustment	$—	$—	$—	$—	—%
- at book value less surrender charge of 5% or more	—	—	—	—	—%
- at market value	—	—	863	863	—%
Total with market value adjustment or at fair value	—	—	863	863	—%
- at book value (minimal or no charge or adjustment)	387,219	—	—	387,219	94%
Not subject to discretionary withdrawal	24,625	—	—	24,625	6%
Total deposit fund liabilities	411,844	—	863	412,707	100%
Less: Reinsurance ceded	—	—	—	—
Total deposit fund liabilities, net of reinsurance	$411,844	$—	$863	$412,707

Reconciliation of total annuity actuarial reserves and deposit fund liabilities for the year ended December 31, 2023:

Amount
Life and Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$1,054,920
Exhibit 5, Supplementary contracts with life contingencies section, total (net)	134,383
Exhibit 7, Deposit-type contracts, line 14, column 1	605,799
Subtotal	1,795,102

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,277,497
Exhibit 3, Line 0399999, column 2	8,530
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other deposit funds	954
Subtotal	1,286,981
Combined total	$3,082,083

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2023 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$2,148	$2,148	$9,478	$—	$—	$—
- Universal life	596,660	598,272	625,284	—	—	—
- Universal life with secondary guarantees	186,307	179,703	683,302	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,096,967	7,094,187	7,392,133	—	—	—
- Variable life	87,020	87,022	100,746	898,049	891,216	892,429
- Variable universal life	82,716	82,710	83,211	800,413	787,136	788,763
- Miscellaneous reserves	1,068	1,068	1,243	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	101,076	XXX	XXX	—
- Accidental death benefits	XXX	XXX	468	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,136	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	16,663	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	99,760	XXX	XXX	—

Total (gross: direct + assumed)	8,052,886	8,045,110	9,119,500	1,698,462	1,678,352	1,681,192
Less: Reinsurance ceded	343,805	337,512	943,844	—	—	—
Total, net	$7,709,081	$7,707,598	$8,175,656	$1,698,462	$1,678,352	$1,681,192

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Withdrawal characteristics of life actuarial reserves as of December 31, 2022 were as follows:

	General Account			Separate Account - Non-guaranteed
	Account Value	General Account Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
- Term policies with cash value	$1,741	$1,741	$9,047	$—	$—	$—
- Universal life	644,858	643,540	670,901	—	—	—
- Universal life with secondary guarantees	188,800	179,810	666,234	—	—	—
- Indexed universal life	—	—	—	—	—	—
- Indexed universal life with secondary guarantees	—	—	—	—	—	—
- Indexed life	—	—	—	—	—	—
- Other permanent cash value life insurance	7,277,478	7,273,442	7,585,497	—	—	—
- Variable life	86,040	85,422	98,709	842,012	835,864	836,363
- Variable universal life	84,845	84,393	85,774	705,274	690,350	693,058
- Miscellaneous reserves	1,024	1,024	1,199	—	—	—

Not subject to discretionary withdrawal, with no cash value:
- Term policies without cash value	XXX	XXX	107,382	XXX	XXX	—
- Accidental death benefits	XXX	XXX	512	XXX	XXX	—
- Disability-active lives	XXX	XXX	6,880	XXX	XXX	—
- Disability-disabled lives	XXX	XXX	19,429	XXX	XXX	—
- Miscellaneous reserves	XXX	XXX	103,340	XXX	XXX	—

Total (gross: direct + assumed)	8,284,786	8,269,372	9,354,904	1,547,286	1,526,214	1,529,421
Less: Reinsurance ceded	352,795	344,436	949,115	—	—	—
Total, net	$7,931,991	$7,924,936	$8,405,789	$1,547,286	$1,526,214	$1,529,421

Reconciliation of total life insurance reserves for the year ended December 31, 2023:

Amount

Exhibit 5, Life insurance section, total (net)	$8,136,474
Exhibit 5, Accidental death benefits section, total (net)	468
Exhibit 5, Disability active lives section, total (net)	5,927
Exhibit 5, Disability disabled lives section, total (net)	11,749
Exhibit 5, Miscellaneous reserves section, total (net)	21,038
Subtotal	8,175,656

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, column 2	1,681,192
Exhibit 3, Line 0399999, column 2	—
Exhibit 3, Line 0599999, column 2	—
Subtotal	1,681,192
Combined total	$9,856,848

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reinsurance with unauthorized companies

NNY has ceded insurance liabilities to insurers not licensed in the State of New York. To the extent such liabilities are not collateralized, New York insurance regulators require the establishment of a liability through a charge to surplus equal to the ceded liabilities placed with such companies. These liabilities were $27.4 million and $7.2 million as of December 31, 2023 and 2022, respectively, and are included in accrued expenses and general liabilities.

On July 18, 2023, Scottish Re (US), Inc. (“SRUS”) was ordered into liquidation by the State of Delaware. As a result of the Liquidation Order, all reinsurance agreements in which SRUS was the reinsurer were terminated on September 30, 2023. As a result, management recorded an impairment of $1.8 million on net claims recoverable from SRUS. As a result of the SRUS termination, the Company recaptured the associated SRUS treaties. The related reserve credit in the amount of $4.5 million was reduced to $0 as of the termination date .

Reinsurance agreements with affiliates

An affiliate, PHL Variable Insurance Company (“PHL”) has a treaty in force with the Company, whereby NNY has assumed, on a 90% coinsurance basis, all Phoenix Accumulator Universal Life III and IV sold by PHL from January 1 to December 31, 2008. The reserves ceded to NNY for these policies were $56.4 million and $58.9 million at December 31, 2023 and 2022, respectively.

Effective June 30, 2015, the Company entered into a MODCO reinsurance agreement with PHL. This agreement provides that the Company retrocedes, and PHL reinsures, 80% of the inforce group executive ordinary (“GEO”) corporate-owned whole life insurance policies assumed by the Company from a third-party. Under MODCO, the assets, which are equal to the statutory reserves held for the reinsured policies, and liabilities associated with the assumed business are retained by the Company. The MODCO reserves under this treaty were $1.3 billion and $1.2 billion as of December 31, 2023 and 2022, respectively.

Direct business written and reinsurance assumed and ceded

As is customary practice in the insurance industry, NNY assumes and cedes reinsurance as a means of diversifying underwriting risk.

NNY’s reinsurance program varies based on the type of risk, for example:

•For business sold prior to December 31, 2010, the Company’s retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, the Company’s retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies.
•NNY cedes up to 80% on policies in its term life insurance.
•Under one DLNY premerger reinsurance agreement, certain of DLNY universal life insurance policies acquired are reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.8 million and $160.4 million as of December 31, 2023 and 2022, respectively. Pursuant to another DLNY premerger reinsurance agreement, the Company ceded 100% of the liabilities under its DLNY group insurance policies on an indemnity coinsurance basis.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31 is set forth below:

	2023	2022	2021

Direct premiums and annuity considerations	$417,539	$390,010	$402,797
Reinsurance assumed - non-affiliate	6,145	7,376	8,375
Reinsurance assumed - affiliate	33,536	25,754	26,752
Reinsurance ceded - non-affiliate	(110,154)	(112,450)	(122,583)
Reinsurance ceded - affiliate	(3,864)	(4,872)	(5,771)
Net premiums and annuity considerations	$343,202	$305,818	$309,570

Direct commissions and expense allowance	$8,528	$6,962	$8,689
Reinsurance assumed - non-affiliate	269	310	314
Reinsurance assumed - affiliate	5,729	4,857	5,052
Reinsurance ceded - non-affiliate	(4,256)	(5,300)	(5,520)
Reinsurance ceded - affiliate	(9,781)	(9,410)	(8,912)
Net commissions and expense allowance	$489	$(2,581)	$(377)

Direct policy and contract claims incurred	$822,123	$738,534	$715,007
Reinsurance assumed - non-affiliate	108,548	102,812	30,373
Reinsurance assumed - affiliate	35,563	20,736	29,565
Reinsurance ceded - non affiliate	(221,766)	(218,116)	(196,162)
Reinsurance ceded - affiliate	(82,755)	(81,636)	(23,340)
Net policy and contract claims incurred	$661,713	$562,330	$555,443

Direct policy and contract claims payable	$158,453	$109,755
Reinsurance assumed - non-affiliate	59,323	37,087
Reinsurance assumed - affiliate	1,483	793
Reinsurance ceded - non-affiliate	(20,334)	(31,460)
Net policy and contract claims payable	$198,925	$116,175

Direct life insurance in force	$29,778,130	$32,184,980
Reinsurance assumed	3,002,453	3,036,110
Reinsurance ceded	(12,733,268)	(14,055,740)
Net insurance in force	$20,047,315	$21,165,350

In the event all reinsurance agreements were to be terminated, the Company estimates the aggregate reduction in surplus would be $15.1 million, $78.3 million and $89.0 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Change in incurred losses and loss adjustment expenses

Reserves on Group Accident and Health policies were $15.7 million as of December 31, 2020. As of December 31, 2021, $2.3 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.2 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.8 million of favorable prior year development since December 31, 2020. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.2 million as of December 31, 2021. As of December 31, 2022, $0.9 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.0 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $0.7 million of unfavorable prior year development since December 31, 2021. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

Reserves on Group Accident and Health policies were $14.0 million as of December 31, 2022. As of December 31, 2023, $0.8 million has been paid for incurred losses attributable to insured events of prior years. Reserves remaining for prior years are now $14.7 million as a result of unpaid claims principally on the Group Accident and Health line of business. Therefore, there has been $1.5 million of unfavorable prior year development since December 31, 2022. Increases or (decreases) are generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

FHLB

The Company is a member of the FHLB of Boston. In 2023, NNY issued funding agreements to the FHLB of Boston to support various spread-based businesses. The funding agreements are issued through the general account and are included in the liability for Policyholders’ funds in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. When a funding agreement is issued, the Company is required to post collateral in the form of eligible securities for each of the advances received. Upon any event of default by the Company, the FHLB of Boston’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB of Boston.

The amount of FHLB of Boston common stock held, in aggregate, exclusively in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Membership stock - class B [1]	$5.0	$5.0
Activity stock	11.3	—
Aggregate total	$16.3	$5.0

Actual or estimated borrowing capacity as determined by the insurer	$714.7	$644.5
———————
[1]Membership stock is not eligible for redemption.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The amount of collateral pledged to the FHLB of Boston in the Company’s general account at December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$—
Carrying value	$403.6	$—
Aggregate total borrowing	$252.9	$—

The maximum amount of collateral pledged and aggregate total borrowing to the FHLB of Boston in the Company’s general account during the years ended December 31, 2023 and 2022 was as follows:

	2023	2022

Fair value	$385.5	$4.8
Carrying value	$445.9	$4.8
Aggregate total borrowing	$272.9	$—

The following table reflects the amount borrowed from the FHLB of Boston in the form of funding agreements or debt at December 31, 2023 and 2022:

	2023	2022

Funding agreements issued	$252.9	$—
Funding agreements reserves established	$254.1	$—
Maximum amount of funding agreements borrowed during the year	$252.9	$—
Maximum amount of debt borrowed during the year	$252.9	$4.8

The Company does not have any prepayment obligations for these funding agreement arrangements.

6.    Leases and Rentals

Rental expense for operating leases, principally with respect to office equipment and office space, amounted to $0.6 million, $0.7 million and $0.8 million in 2023, 2022 and 2021, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $0.3 million as of December 31, 2023, payable as follows: 2024 - $0.3 million; 2025 - $0; 2026 - $0; 2027 - $0 and 2028 - $0.

7.    Electronic Data Processing Equipment

Electronic data processing (“EDP”) equipment and software, gross, as of December 31, 2023 and 2022 was $34.5 million and $34.2 million, respectively. EDP accumulated depreciation as of December 31, 2023 and 2022 was $34.2 million and $34.2 million, respectively. Depreciation for the year ended December 31, 2023, 2022 and 2021 was $0, $0 and $1.9 million, respectively. EDP equipment and software are depreciated over 3 to 7 years, using the straight-line and method. Non-admitted EDP equipment totaled $0.4 million and $0 as of December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
8.    Furniture and Fixtures

Furniture and equipment cost as of December 31, 2023 and 2022 was $5.0 million and $5.0 million, respectively. Accumulated depreciation as of December 31, 2023 and 2022 was $5.0 million and $4.9 million, respectively. Depreciation for the years ended December 31, 2023, 2022 and 2021 was $0, $0.1 million and $0.1 million, respectively. Non-admitted furniture and equipment totaled $0 and $0.1 million as of December 31, 2023 and 2022, respectively.

Depreciation or amortization periods are generally 7 to 39 years for furniture and equipment, leasehold improvements, and building improvements. Depreciation or amortization is generally calculated using the straight-line method.

9.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$110	$103
Ordinary renewal	59,745	59,061
Total	$59,855	$59,164

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 were as follows:

Type of Business	Gross	Net of Loading

Ordinary new	$331	$246
Ordinary renewal	59,643	58,917
Total	$59,974	$59,163

10.    Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account: variable annuity, variable payout annuity, variable universal life, variable life and supplemental contracts. All separate account products are authorized under New York Insurance Law, §4240.

After the merger with DLNY, NNY also has non-insulated Separate Accounts for certain DLNY contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

In accordance with the products/transactions recorded within the separate account, the legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. As of December 31, 2023 and 2022, the Company maintained separate account assets totaling $3,033.3 million and $2,926.0 million, respectively. As of December 31, 2023 and 2022, The Company’s Separate Account statements included legally insulated assets of $2,776.7 million and $2,664.4 million, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

To compensate the general account for the risk taken, the separate account paid risk charges of $5.6 million, $5.9 million, $6.2 million, $6.3 million and $6.6 million for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. The general account paid $1.1 million, $0.8 million, $0.9 million, $0.7 million and $0.6 million relating to separate account guarantees for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Reserves for separate account liabilities were $2,968.2 million and $2,895.2 million as of December 31, 2023 and 2022, respectively. Separate account premiums and other considerations received were $46.9 million, $51.7 million and $61.0 million for the years ended December 31, 2023 and 2022, and 2021 respectively, and were reported as revenue in the Statements of Income and Changes in Capital and Surplus. Withdrawals at market value were $244.8 million, $217.5 million and $284.6 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were reported as benefits in the Statements of Income and Changes in Capital and Surplus.

The net transfers to and from the separate accounts, included in the change in reserves for future policy benefits and policyholders’ funds, in the Statements of Income and Changes in Capital and Surplus were as follows:

	2023	2022	2021

Transfers to separate accounts	$46,942	$51,716	$60,956
Transfers from separate accounts	(314,077)	(229,882)	(358,638)
Other	—	—	(916)
Net transfers from separate account	(267,135)	(178,166)	(298,598)

Transfers as reported in the Statements of Income and Changes in Capital and Surplus	$(267,135)	$(178,166)	$(298,598)

11.    Federal Income Taxes

The components of the net deferred tax asset/(liability) at period end and the change in those components are as follows:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$194,378	$23,312	$217,690	$189,266	$15,500	$204,766	$5,112	$7,812	$12,924
Statutory valuation allowance	—	2,402	2,402	—	—	—	—	2,402	2,402
Adjusted gross deferred tax assets	194,378	20,910	215,288	189,266	15,500	204,766	5,112	5,410	10,522
Less: Deferred tax assets non-admitted	104,299	—	104,299	71,067	1,848	72,915	33,232	(1,848)	31,384
Subtotal net admitted deferred tax assets	90,079	20,910	110,989	118,199	13,652	131,851	(28,120)	7,258	(20,862)
Less: Deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Net deferred tax assets	$41,793	$(260)	$41,533	$64,516	$1,775	$66,291	$(22,723)	$(2,035)	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$1,203	$1,203	$—	$(1,203)	$(1,203)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	41,793	(260)	41,533	64,516	572	65,088	(22,723)	(832)	(23,555)
1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	41,793	(260)	41,533	65,530	602	66,132	(23,737)	(862)	(24,599)
2) Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	41,534	XXX	XXX	72,309	XXX	XXX	(30,775)
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	48,286	21,170	69,456	53,683	11,877	65,560	(5,397)	9,293	3,896
Deferred tax assets admitted as the result of application of SSAP No, 101	$90,079	$20,910	$110,989	$118,199	$13,652	$131,851	$(28,120)	$7,258	$(20,862)

2023

Ratio percentage used to determine recovery period and threshold limitation amount	621%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$276,893

For the year ended December 31, 2022, the ratio percentage and amount of adjusted capital and surplus for NNY and DLNY on a separate-company basis are shown in the below table:

	NNY	DLNY

Ratio percentage used to determine recovery period and threshold limitation amount	822%	1,202%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$343,635	$138,429

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of tax planning strategies
Adjusted gross DTAs	$194,378	$20,910	$189,266	$15,500	$5,112	$5,410
% of total adjusted gross DTAs	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross DTAs	$90,079	$20,910	$118,199	$13,652	$(28,120)	$7,258
% of total net admitted adjusted gross DTAs	—%	—%	—%	—%	—%	—%

Management believes that it is more likely than not that the Company will be able to utilize the DTAs in the future without any tax planning strategies.

The Company believes that there is sufficient positive evidence to support that it is more likely than not that NNY will realize the full tax benefits associated with its DTAs, with the exception of $2.4 million in realized capital losses of DLNY. The realized losses of DLNY are limited under IRC 382 and management believes it is more likely than not that the realized losses will expire before they can be utilized. As a result, the Company established a $2.4 million valuation allowance on the full DLNY realized loss population as of December 31, 2023.

Regarding deferred tax liabilities that are not recognized, the Company has no temporary differences for which deferred tax liabilities have not been established.

The components of current income taxes incurred in the Statements of Income and Changes in Capital and Surplus and the net deferred tax asset/(liability) recognized in the Company’s Statutory Statements of Admitted Assets and Statutory Statements of Liabilities, Capital and Surplus at December 31, 2023 and 2022 were as follows:

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	2023	2022	Change
Current income tax:
Federal	$(16,814)	$6,143	$(22,957)
Subtotal	(16,814)	6,143	(22,957)
Federal income tax on net capital gains	6,827	32	6,795
Federal and foreign income tax expense (benefit) incurred	$(9,987)	$6,175	$(16,162)

Deferred tax assets:
Ordinary:
Future policyholder benefits	$60,273	$70,748	$(10,475)
Investments	55,350	56,578	(1,228)
Deferred acquisition costs	26,022	27,529	(1,507)
Policyholder dividends accrual	22,213	23,319	(1,106)
Fixed assets	1,489	1,489	—
Compensation and benefits accrual	3,117	3,463	(346)
Prior period adjustments	—	272	(272)
Net operating loss carryforward	16,010	—	16,010
Tax credit carryforward	—	—	—
Other (including items <5% of total ordinary tax assets)	9,904	5,868	4,036
Subtotal	194,378	189,266	5,112
Non-admitted	104,299	71,067	33,232
Admitted ordinary deferred tax assets	$90,079	$118,199	$(28,120)

Capital:
Investments	$18,059	$14,637	$3,422
Net capital loss carryforward	4,949	—	4,949
Other (including items <5% of total capital tax assets)	304	863	(559)
Subtotal	23,312	15,500	7,812
Statutory valuation allowance	2,402	—	2,402
Non-admitted	—	1,848	(1,848)
Admitted capital deferred tax assets	20,910	13,652	7,258
Admitted deferred tax assets	$110,989	$131,851	$(20,862)

Deferred tax liabilities:
Ordinary:
Investments	$30,515	$30,365	$150
Fixed assets	2,264	2,073	191
Compensation	5,543	5,550	(7)
Policyholder reserves	9,961	15,546	(5,585)
Deferred and uncollected premiums	—	—	—
Other (including items <5% of total ordinary tax liabilities)	3	149	(146)
Subtotal	48,286	53,683	(5,397)

Capital:
Investments	21,170	11,877	9,293
Other (including items <5% of total ordinary tax liabilities)	—	—	—
Subtotal	21,170	11,877	9,293
Deferred tax liabilities	69,456	65,560	3,896
Net admitted deferred tax assets (liabilities)	$41,533	$66,291	$(24,758)

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Reconciliation of federal income tax rate to actual effective rate:

	December 31, 2023
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(25,860)	$(5,431)	21.0%
Interest maintenance reserve	(21,373)	(4,488)	17.4%
Dividends received deduction	(2,731)	(573)	2.2%
Return to provision	(224)	(47)	0.2%
Change in non-admitted assets	(14,465)	(3,038)	11.7%
Change in valuation allowance	11,437	2,402	(9.3%)
Other, including prior year true-up	2,146	451	(1.7%)
Total statutory income tax	$(51,070)	$(10,725)	41.5%

Federal income taxes incurred		$(3,827)	14.8%
Tax on capital gains/(losses)		6,827	(26.4%)
Prior year overaccrual/(underaccrual)		(12,987)	50.2%
Change in net deferred income tax expense/(benefit)		(737)	2.8%
Total statutory income tax		$(10,725)	41.5%

	December 31, 2022
	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$53,426	$11,219	21.0%
Investment related	(297)	(62)	(0.1%)
Tax credits	(299)	(63)	(0.1%)
Interest maintenance reserve	(19,903)	(4,180)	(7.8%)
Dividends received deduction	(2,800)	(588)	(1.1%)
Return to provision	(4,496)	(944)	(1.8%)
Change in non-admitted assets	(2,592)	(544)	(1.0%)
Miscellaneous	2	—	—%
Other, including prior year true-up	1,121	235	0.4%
Total statutory income tax	$24,162	$5,074	9.5%

Federal income taxes incurred		$5,631	10.5%
Tax on capital gains/(losses)		2,574	4.8%
Prior year overaccrual/(underaccrual)		(2,030)	(3.8%)
Change in net deferred income tax expense/(benefit)		(1,101)	(2.1%)
Total statutory income tax		$5,074	9.5%

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

	December 31, 2021
	Amount	Tax Effect	Effective Tax Rate
	(in thousands)

Income before taxes	$110,946	$23,299	21.0%
Interest maintenance reserve	(9,572)	(2,010)	(1.8%)
Dividends received deduction	(2,310)	(485)	(0.4%)
NOL carryback	5,335	1,120	1.0%
Return to provision	6,837	1,436	1.3%
Change in non-admitted assets	8,141	1,710	1.5%
Other, including prior year true-up	20,949	4,399	4.0%
Total statutory income tax	$140,326	$29,468	26.6%

Federal income taxes incurred		$18,819	17.0%
Tax on capital gains/(losses)		3,066	2.8%
Prior year overaccrual/(underaccrual)		1,680	1.5%
Change in net deferred income tax expense/(benefit)		5,903	5.3%
Total statutory income tax		$29,468	26.6%

Carryforwards, recoverable taxes and IRC 6603 deposits:

	2023	2022

The Company had net operating loss carryforwards of	$76,240	$—
The Company had capital loss carryforwards of	23,569	—

As of December 31, 2023, the Company has approximately $76.2 million of net operating loss carryforwards and $23.6 million of capital loss carryforwards, respectively, The balance of the Company’s net operating losses are not subject to expiration and the Company's capital loss carryforwards expire in 2028 ..

The Company had no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net capital losses.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2023 or 2022.

The Company’s U.S. federal income tax return for years 2020 and after may be selected for review by tax authorities. The Company does not anticipate any material assessments or adjustments to the Company’s liability resulting from the tax examinations of prior open year periods.

Uncertain tax positions are assessed under the applicable statutory accounting guidance. There were no unrecognized tax benefits relating to uncertain tax positions for the years ended December 31, 2023 and 2022. As of December 31, 2023, the Company has recognized no amount for interest or penalties related to uncertain tax positions. Based upon existing information, the Company does not expect a material change in the recognized liability in the next 12 months. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Effective July 1, 2023, NNY completed its acquisition of DLNY. On July 5, 2023, DLNY merged into NNY with NNY surviving pursuant to a merger agreement. See Note 1 – “Description of Business” and Note 3 – “Significant Transactions, Delaware Life acquisition and merger” for additional information regarding the acquisition.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company is included in the consolidated federal income tax return of The Nassau Companies, NCNY and its subsidiaries. The following companies were included in the consolidated federal income tax return for 2023:

The Nassau Companies
The Nassau Companies of New York, Inc.
PM Holdings, Inc.
Nassau Life Insurance Company
Phoenix Founders, Inc.
Nassau Re Imagine
Delaware Life Insurance Company of New York

The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

The Tax Cuts and Jobs Act provides a base erosion and anti-abuse tax (“BEAT”) which represents minimum tax calculated on a base equal to the taxpayer’s taxable income determined without regard to: (1) the tax benefits arising from base erosion payments, and (2) the applicable base erosion percentage of any NOL allowed for the tax year. The BEAT rate is 10% for tax years beginning in 2019 through 2025 and 12.5% for tax years beginning after December 31, 2025. The Company is a member of an “Aggregate Group” within the meaning of the IRC and the Aggregate Group’s base erosion payments are less than 3% of the Aggregate Group’s total deductions for the years ended December 31, 2023 and 2022. Accordingly, the BEAT liability was $0 for the years ended December 31, 2023 and 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “Act”). Effective for tax years beginning after December 31, 2022, the Act includes a new corporate alternative minimum tax (“CAMT”) on certain corporations. The Company has determined, as of the reporting date, that they are not subject to the CAMT in 2023.

12.    Related Party Transactions

NCNY provides services and facilities to the Company that are reimbursed through a shared service agreement/cost allocation process. Expenses allocated by NCNY on the Company’s behalf were $76.2 million, $76.1 million and $94.9 million for the years ended December 31, 2023, 2022 and 2021, respectively. The amounts receivable from/(payable to) NCNY were $(5.6) million and $2.1 million as of December 31, 2023 and 2022, respectively.

1851 Securities, Inc. (“1851”), a wholly-owned subsidiary of NSRE BD Holdco LLC, an affiliate, is the principal underwriter of the Company’s variable universal life insurance policies and variable annuity contracts. The Company reimburses 1851 for commissions incurred on behalf of PHL and Nassau Life and Annuity Company (“NLA”). Commissions paid by the Company on behalf of PHL were $2.4 million, $2.7 million and $3.2 million for the years ended December 31, 2023, 2022 and 2021, respectively. PHL and NLA reimburse NNY for these payments. There were no amounts receivable from PHL or NLA as of December 31, 2023 and 2022.

The Company pays commissions to producers who sell non-registered life and annuity products on behalf of PHL and NLA. Commissions paid by the Company on behalf of PHL were $4.4 million, $4.7 million and $3.6 million for the years ended December 31, 2023, 2022 and 2021, respectively. Commissions paid by the Company on behalf of NLA were $135.3 million, $101.2 million and $87.8 million for the years ended December 31, 2023, 2022 and 2021. The Company had amounts receivable from PHL and NLA of $0.2 million and $9.7 million as of December 31, 2023, respectively. The Company had amounts receivable from PHL and NLA of $0.2 million and $7.8 million as of December 31, 2022, respectively.

The Company’s affiliate, Nassau Asset Management LLC (“NAMCO”), provides investment and related advisory services through an Investment Management Agreement. Expenses incurred under this agreement were $25.5 million, $24.8 million and $22.5 million for the years ended December 31, 2023, 2022 and 2021, respectively. Amounts payable to NAMCO were $0 and $0 for the years ended December 31, 2023 and 2022, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The Company has investments in various classes of notes of Nassau 2017-I Ltd., Nassau 2017-II Ltd., Nassau 2018-I Ltd., Nassau 2018-II Ltd., Nassau 2019-I Ltd., Nassau 2019-II Ltd., Nassau 2020-I Ltd., Nassau Euro CLO I DAC, Nassau Euro CLO III DAC and Angel Island Capital 2023-I Ltd. (the “Nassau CLOs”) totaling $208.2 million par with a fair value of $170.8 million and $94.1 million par with a fair value of $42.6 million at December 31, 2023 and 2022, respectively. The Nassau CLOs are managed by NGC CLO Manager, LLC and NGC UK LLP, affiliates of NNY. These are recorded in other invested assets.

The Company has investments in NCNY long-term bonds, which have a par value of $78.2 million and $77.6 million at December 31, 2023 and 2022, respectively, and a fair value of $55.6 million and $53.8 million at December 31, 2023 and 2022, respectively.

In September 2019, the Company sold certain of its limited partnership and other invested assets to Nassau CFO Fund, LLC (“Nassau CFO”), a collateralized fund obligation managed by an affiliate. The Company received cash and certain equity interests in Nassau CFO as consideration with no gain or loss recognized on the sale. The Company invested in Class B Notes issued by Nassau CFO which have a par value of $9.2 million and $9.5 million at December 31, 2023 and 2022, respectively, and a fair value of $8.4 million and $8.5 million at December 31, 2023 and 2022, respectively, and recognized $0.7 million and $0.8 million of net investment income for the years ended December 31, 2023 and 2022, respectively. The Company’s equity investment in Nassau CFO was $36.5 million and $47.1 million at December 31, 2023 and 2022, respectively, and the Company recorded net investment income from Nassau CFO of $0 and $22.8 million for the years ended December 31, 2023 and 2022, respectively.

In July 2019, the Company committed $10 million to Nassau Private Credit Onshore Fund LP. In April 2021, the Company made an additional commitment of $10 million. In June 2022, the Company made an additional commitment of $6.0 million. The Company's investment in Nassau Private Credit Onshore Fund LP has a fair value of $14.9 million and a remaining commitment of $13.7 million as of December 31, 2023.

In September 2022, the Company sold certain of its limited partnership and other invested assets to Nassau CFO 2022, a collateralized fund obligation managed by an affiliate. The Company received cash, Class C Notes and Subordinated Notes issued by Nassau CFO 2022 as consideration with no gain or loss recognized on the sale. The Company's investment in Class C Notes issued by Nassau CFO 2022 have a par of $7.6 million and fair value of $7.6 million and a par of $7.0 million and fair value of $7.0 million at December 31, 2023 and 2022, respectively. The Company’s investment in Subordinated Notes issued by Nassau CFO 2022 have a par of $61.5 million and fair value of $61.5 million and a par of $77.4 million and fair value of $77.4 million at December 31, 2023 and 2022, respectively.

See Note 5 for additional information on reinsurance agreements with affiliates.

The Company has written intercompany agreements in place with its affiliates that contain a settlement date for amounts owed, which are settled monthly, in accordance with admissibility requirements. As of December 31, 2023, no amounts were overdue.

13.    Fair Value Disclosures of Financial Instruments

The fair value of an asset is the amount at which that asset could be bought or sold in a current arms-length transaction. Included in several investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Bonds and preferred stock

The Company uses pricing vendors to estimate fair value for the majority of its public bonds and preferred stocks. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. When pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote or by using an internal model. For the majority of private bonds and preferred stock, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions. When the discounted cash flow model is not appropriate, the Company uses third party broker quotes or other internally developed values. Short-term investments include securities with a maturity of one year or less but greater than three months at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Common stock

Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models. For fair values of common stock investments in subsidiaries, the Company uses the underlying GAAP equity in the subsidiary.

Cash, cash equivalents, and short-term investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Other invested assets

Fair values for surplus debentures, residual tranches and certified capital companies (“capcos”) are based on quoted market prices, where available, or quoted market prices of comparable instruments. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Investment contracts

The fair value of guaranteed interest contracts was assumed to be the same as book value.

The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 100 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit-type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Mortgage loans

The Company’s mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for loan losses. Loans are considered impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Derivatives

Fair values for over-the-counter (“OTC”) derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount the Company would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or the Company’s own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, the Company will continually refine its pricing models to correlate more closely to the market risk of these instruments.

Financial assets and liabilities measured at fair value

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by ASC 820, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.
•Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.
•Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The following tables provide information as of December 31 about the Company’s financial assets and liabilities measured and reported at fair value on a recurring basis.

	2023
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$5,334	$12,470	$—	$17,804
Preferred stock	—	21,801	7,600	—	29,401
Common stock [1]	—	—	38,368	—	38,368
Subtotal	—	27,135	58,438	—	85,573

Derivative assets	—	57,077	—	—	57,077
Other invested assets	—	18,913	66,104	—	85,017
Separate account assets	2,811,809	221,154	338	—	3,033,301
Total assets at fair value	$2,811,809	$324,279	$124,880	$—	$3,260,968

Liabilities at fair value:
Derivative liabilities	$—	$53,530	$—	$—	$53,530
Total liabilities at fair value	$—	$53,530	$—	$—	$53,530
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

	2022
	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Bonds	$—	$3,277	$2,352	$—	$5,629
Preferred stock	—	24,358	7,051	—	31,409
Common stock [1]	—	—	27,213	—	27,213
Subtotal	—	27,635	36,616	—	64,251

Other invested assets	—	20,598	81,349	—	101,947
Separate account assets	2,654,450	250,874	8,663	8,891	2,922,878
Total assets at fair value	$2,654,450	$299,107	$126,628	$8,891	$3,089,076

Liabilities at fair value:
Derivative liabilities	$—	$57,801	$—	$—	$57,801
Total liabilities at fair value	$—	$57,801	$—	$—	$57,801
———————
[1]Includes $5,000 Class B Membership FHLB common stock.

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Changes in Level 3 Assets and Liabilities Measured at Fair Value

The following table summarizes the changes in assets and liabilities classified in Level 3. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	2023	2022
Level 3 Assets:
Balance, beginning of period	$126,628	$110,359
Purchases	4,063	83,102
Sales	(21,669)	(14,784)
Settlements	—	(5,553)
Transfers into Level 3	10,868	16,815
Transfers out of Level 3	(3,496)	(50,161)
Realized gains (losses)	4,844	(3,481)
Unrealized gains (losses)	3,642	(9,669)
Balance, end of period	$124,880	$126,628

Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 for the years ended December 31, 2023 and 2022 were due to decreased market observability of similar assets and/or changes to NAIC ratings. Transfers out of Level 3 for the year ended December 31, 2023 were due to the increased market observability of similar assets and/or securities previously being held at fair value now being carried at amortized cost. Transfers out of Level 3 for the year ended December 31, 2022 were due to the implementation of due diligence procedures which allowed for a refinement of the analysis of observable inputs as described in more detail above. There were no transfers from Level 2 to Level 1 recorded during the years ended December 31, 2023 and 2022.

For Level 3, inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s best estimate of what hypothetical market participants would use to determine fair value. Examples of valuation techniques used based on unobservable inputs include, but are not limited to, internal models, direct broker quotes and professional judgment.

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2023 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,252,516	$6,993,422	$—	$4,462,184	$1,790,332	$—	$—
Preferred stock	48,236	49,028	—	31,727	16,509	—	—
Common stock	38,368	38,368	—	—	38,368	—	—
Mortgage loans	470,665	517,608	—	—	470,665	—	—
Residual tranches & surplus debentures	173,142	188,760	—	102,003	71,139	—	—
Cash, cash equivalents & short-term investments	162,188	162,242	162,188	—	—	—	—
Derivatives	3,547	3,547	—	3,547	—	—	—
Separate account assets	3,033,301	3,033,301	2,811,809	221,154	338	—	—
Total financial instruments	$10,181,963	$10,986,276	$2,973,997	$4,820,615	$2,387,351	$—	$—

As of December 31, 2023, the Company had no investments where it is not practicable to estimate fair value.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)

(in thousands except where noted in millions)

Below is a listing of the aggregate fair value for all financial instruments as of December 31, 2022 and the level within the fair value hierarchy:

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Financial Instruments:
Bonds	$6,589,768	$7,545,870	$—	$4,745,506	$1,844,262	$—	$—
Preferred stock	48,712	50,783	—	33,888	14,824	—	—
Common stock	27,213	27,213	—	—	27,213	—	—
Mortgage loans	477,499	535,875	—	13,660	463,839	—	—
Residual tranches & surplus debentures	175,734	187,228	—	89,392	86,342	—	—
Cash, cash equivalents & short-term investments	147,710	148,609	88,326	8,205	51,179	—	—
Contract loans	6,165	6,538	—	—	6,165	—	—
Other invested assets	19,070	24,477	—	16,053	3,017	—	—
Derivatives	(57,801)	—	—	(57,801)	—	—	—
Separate account assets	2,922,878	2,922,878	2,654,450	250,874	8,663	8,891	—
Total financial instruments	$10,356,948	$11,449,471	$2,742,776	$5,099,777	$2,505,504	$8,891	$—

As of December 31, 2022, the Company had no investments where it is not practicable to estimate fair value.

For the years ended December 31, 2023 and 2022, Level 3 bonds were primarily private placement debt securities priced using the Company’s internal discounted cash flow model. Market spreads used in the model were unobservable. Nearly all of these securities were in the Industrial and Miscellaneous category.

14.    Surplus Notes

NNY’s 7.15% surplus notes are due December 15, 2034 and were originally issued with a face value of $175.0 million. During September 2012, the Company retired $48.3 million face value of these surplus notes, after receiving prior approval from the Department. Interest payments also require the prior approval of the Department and may be made only out of surplus funds that the Department determines to be available for such payments under New York insurance law. The 7.15% surplus notes were issued December 15, 2004 and interest on the notes is scheduled to be paid on June 15 and December 15 of each year, commencing June 15, 2005. Interest payments for these notes for 2023 and 2022 each totaled $9.1 million. The 7.15% surplus notes may be redeemed at the option of NNY at any time at the “make-whole” redemption price set forth in the offering circular. New York insurance law provides that the notes are not part of the legal liabilities of NNY. The 7.15% notes were issued pursuant to Rule 144A under the Securities Act of 1933. NLA, an affiliate, holds $2.2 million of these notes.

Below are the details on the outstanding surplus notes (amounts in millions):

Item #	Date Issued	Interest Rate	Original Issue Amount of Note	Note Holder a Related Party (Y/N)	Carrying Value of Notes Prior Year	Carrying Value of Notes Current Year	Unapproved Interest and/or Principal

1000	12/15/2004	7.15%	$175.0	N	$126.4	$126.4	$—
Total			$175.0		$126.4	$126.4	$—

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)

Item #	Current Year Interest Expense Recognized	Life-to-Date Interest Expense Recognized	Current Year Interest Offset Percentage	Current Year Principal Paid	Life-to-Date Principal Paid	Date of Maturity

1000	$9.1	$189.8	N/A	$—	$48.3	12/15/2034
Total	$9.1	$189.8		$—	$48.3

Item #	Are Surplus Note payments contractually linked (Y/N)	Surplus Note payments subject to administrative offsetting provisions (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus (Y/N)	Is Asset Issuer a Related Party (Y/N)	Types of Assets	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carrying Value of Assets	Is Liquidity Source a Related Party to the Issuer (Y/N)

1000	N	N	N	N	Cash	$173.9	$173.9	N
Total						$173.9	$173.9

The impact of any restatement due to prior quasi-reorganizations is a follows:

	Change in Surplus	Change in Gross Paid-in and Contributed Surplus

2016	$—	$(896.9)

15.    Commitments and Contingencies

Litigation and regulatory matters

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular annual periods.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
Litigation related to lapsed California policies

On October 27, 2022, a putative class action captioned Velez v. Foresters Life Insurance and Annuity Company (“FLIAC”) was filed in the Superior Court of the State of California, Los Angeles County. On December 9, 2022, the Company timely removed the case to the United States District Court for the Central District of California, 2:22-cv-08932. The litigation alleges that FLIAC, which was merged into the Company effective July 8, 2020, improperly lapsed life insurance policies issued in California without fully complying with California Insurance Code Sections 10113.71 and 10113.72. The litigation makes substantially the same allegations made in litigation filed against FLIAC prior to the merger with the Company in which class certification was subsequently denied. Discovery in the Velez case is underway. The Company disputes the allegations in the Velez complaint and intends a vigorous defense.

16.    Other Commitments

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2023, the Company had unfunded commitments of $104.9 million.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2023, the Company had open commitments of $6.8 million.

17.    Information about Financial Instruments with Off-Balance Sheet Risk

The Company, at December 31, 2023 and 2022, held the following financial instruments with off-balance sheet risk:

	Assets*		Liabilities*
	2023	2022	2023	2022

Swaps	$900,000	$311,199	$18,423	$—
Total	$900,000	$311,199	$18,423	$—
———————
* Notional amount

The Company uses derivative instruments including interest rate swaps. A more detailed description of these instruments is provided in Footnote 2 - “Summary of Significant Accounting Policies.”

The Company is not exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, as the interest rate swaps are fully collateralized. The credit exposure of interest rate swaps is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date.

Because exchange-traded interest rate swaps are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has no exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to put up collateral for any interest rate swap contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently puts up cash to satisfy this collateral requirement. As of December 31, 2023 and 2022, the Company posted $61.0 million and $70.7 million of collateral, respectively.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Notes to Statutory Financial Statements	(continued)
(in thousands except where noted in millions)
The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral as required. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 100% of the net credit exposure to the Company from derivative contracts is with investment-grade counterparties.

18.    Appropriated Surplus

Surplus includes amounts available for contingencies, some of which are required by state regulatory authorities. The contingency amounts as of December 31, 2023 and 2022 were $2.5 million.

19.    The Merger

On July 1, 2023, NNY completed its acquisition of DLNY for a purchase price of $188.5 million after receipt of insurance regulatory approval by the NYDFS. Effective July 5, 2023, DLNY merged with and into NNY pursuant to a merger agreement with NNY as the surviving entity. In accordance with SSAP No. 68, the acquisition was treated as a statutory merger. The Company’s shares remained as the outstanding shares of the merged company. No new shares were issued by the Company, and the common capital stock of DLNY was canceled under the agreement.

Pre-merger unaudited separate company revenue, net income, and other surplus adjustments for the six months ended June 30, 2023 (the date of the last quarterly filings for NNY and DLNY) were as follows (in millions):

	NNY	DLNY

Revenue	$333.9	$29.6
Net income (loss)	$(62.2)	$14.7
Other surplus adjustments	$(12.7)	$(5.1)

For 2023, the merger adjustments line includes $9.6 million as a reduction to capital and surplus related to DLNY’s net income and other surplus changes.

20.    Reconciliation to the Annual Statement

In the 2023 Annual Statement, the Company classified the acquisition of DLNY (which was subsequently merged into NNY) in the Statements of Cash Flows as cash used for financing and miscellaneous sources. In the audited Statements of Cash Flows, the acquisition is presented in the Statements of Cash Flows as cash used for investments. The amount reclassified was $188.5 million.

21.    Subsequent Events

The Company evaluated events subsequent to December 31, 2023 and through April 1, 2024, the date of issuance of these financial statements. There were no events occurring subsequent to the end of the year that merited recognition or disclosure in these financial statements.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2023
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$240,740	$167,630	$240,740
States, municipalities and political subdivisions	34,814	32,445	34,814
Foreign governments	102,769	88,184	102,769
All other corporate bonds [1]	6,369,477	5,733,993	6,369,232
Redeemable preferred stock	50,074	48,236	49,028
Total fixed maturities	6,797,874	6,070,488	6,796,583
Equity securities:
Common stock:
Industrial, miscellaneous and all other	27,054	38,368	38,368
Total equity securities	27,054	38,368	38,368
Mortgage loans	515,829	468,850	517,609
Real estate, at depreciated cost	27,446	XXX	27,446
Contract loans	2,496,443	XXX	2,496,443
Other invested assets [2]	345,204	330,051	343,759
Cash and short-term investments	162,242	162,242	162,242
Receivables for securities	5,820	XXX	5,820
Total cash and invested assets	$130,77,912		$10,388,270
———————
[1] Amortized cost and fair value amounts exclude $245,867 and $230,265, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $1,446 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplemental Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2022	(continued)
(in thousands)

	Amortized Cost	Fair Value	Amount shown in the balance sheet
Fixed maturities:
Bonds:
U.S. government and government agencies and authorities	$241,993	$167,756	$241,993
States, municipalities and political subdivisions	35,874	33,000	35,874
Foreign governments	105,654	89,956	105,654
All other corporate bonds [1]	6,862,349	6,051,886	6,896,641
Redeemable preferred stock	53,429	48,710	50,783
Total fixed maturities	7,299,299	6,391,308	7,330,945
Equity securities:
Common stock:
Industrial, miscellaneous and all other	16,796	27,213	27,213
Total equity securities	16,796	27,213	27,213
Mortgage loans	535,875	476,770	535,875
Real estate, at depreciated cost	27,148	XXX	27,148
Contract loans	2,482,361	XXX	2,482,361
Other invested assets [2]	451,686	440,192	447,577
Cash and short-term investments	148,608	148,601	148,609
Receivables for securities	3,163	XXX	3,163
Derivative collateral	70,474	XXX	70,474
Total cash and invested assets	$11,035,410		$11,073,365
———————
[1] Amortized cost and fair value amounts exclude $300,525 and $247,170, respectively, of related-party bonds.
[2] Difference between amortized cost and amount on balance sheet relates to $4,109 of non-admitted other invested assets.

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Insurance Information
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	As of December 31,		For the years ended December 31,
	Future policy benefits, losses and claims	Other policy claims and benefits payable	Premium and annuity considerations	Net investment income	Benefits, claims and losses	Other operating expenses
2023:
Insurance Segment	$10,077,924	$198,925	$343,202	$578,124	$610,520	$114,009

2022:
Insurance Segment	$10,328,341	$116,175	305,818	$621,969	$570,358	$117,475

2021:
Insurance Segment	$10,649,570	$184,763	$309,570	$718,275	$573,672	$151,395

See accompanying independent auditors’ report.

Nassau Life Insurance Company
(a wholly owned subsidiary of The Nassau Companies of New York)
Supplementary Schedule - Reinsurance
For the years ended December 31, 2023, 2022 and 2021
(in thousands)

	Gross amount	Reinsurance ceded	Reinsurance assumed	Net amount	Percentage of assumed to net
Life insurance in force:
2023	$29,778,130	$12,733,268	$3,002,453	$20,047,315	15%
2022	32,184,980	14,055,740	3,036,110	21,165,350	14%
2021	35,008,124	15,350,674	3,033,651	22,691,101	13%

Life insurance premiums:
2023	$417,539	$114,018	$39,681	$343,202	12%
2022	390,010	117,322	33,130	305,818	11%
2021	402,797	128,354	35,127	309,570	11%

See accompanying independent auditors’ report.

ANNUAL REPORT

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

December 31, 2023

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENT OF NET ASSETS

December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International
Assets:

Investments at fair value	$3,844,962	$8,765,134	$42,170,514	$10,732,526

Total assets	$3,844,962	$8,765,134	$42,170,514	$10,732,526

Total net assets	$3,844,962	$8,765,134	$42,170,514	$10,732,526

Units outstanding	310,437	370,389	1,024,864	403,682

Investment shares held	3,844,962	1,551,351	1,315,362	640,748

Investments at cost	$3,844,962	$9,525,726	$40,034,587	$11,877,373

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Separate Account E	$12.385	310,437	$23.665	370,389	$41.147	1,024,864	$26.587	403,682

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF NET ASSETS

December 31, 2023

(Continued)

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity
Assets:

Investments at fair value	$19,905,039	$5,321,051	$3,180,271	$21,637,278

Total assets	$19,905,039	$5,321,051	$3,180,271	$21,637,278

Total net assets	$19,905,039	$5,321,051	$3,180,271	$21,637,278

Units outstanding	367,220	281,620	298,182	754,354

Investment shares held	1,223,420	606,733	348,714	1,241,381

Investments at cost	$17,915,221	$6,259,531	$3,271,181	$18,974,154

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Separate Account E	$54.205	367,220	$18.894	281,620	$10.666	298,182	$28.683	754,354

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF NET ASSETS

December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)
Assets:

Investments at fair value	$9,599,365	$16,823,792	$-	$-

Total assets	$9,599,365	$16,823,792	$-	$-

Total net assets	$9,599,365	$16,823,792	$-	$-

Units outstanding	512,126	1,454,059	-	-

Investment shares held	768,564	438,234	-	-

Investments at cost	$9,257,240	$14,694,778	$-	$-

	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding

Separate Account E	$18.744	512,126	$11.570	1,454,059	$-	-	$-	-

(a)	Addition. See Note 2.
(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Goldman Sachs VIT Government Money Market	Delaware VIP Fund for Income	Delaware VIP Growth & Income	Delaware VIP International

Income:

Dividends	$188,273	$512,696	$749,254	$146,004

Net investment income (loss)	188,273	512,696	749,254	146,004

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	-	(160,423)	(243,261)	(190,572)

Realized gain distributions	-	-	1,302,252	-

Realized gain (loss)	-	(160,423)	1,058,991	(190,572)

Change in unrealized appreciation (depreciation) during the year	-	701,213	3,054,327	1,388,347

Net increase (decrease) in net assets from operations	$188,273	$1,053,486	$4,862,572	$1,343,779

	Delaware VIP Growth Equity	Delaware VIP Investment Grade	Delaware VIP Limited Duration Bond	Delaware VIP Opportunity

Income:

Dividends	$17,803	$212,155	$80,718	$121,076

Net investment income (loss)	17,803	212,155	80,718	121,076

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	245,107	(147,767)	(15,476)	99,148

Realized gain distributions	4,447,790	-	-	1,472,514

Realized gain (loss)	4,692,897	(147,767)	(15,476)	1,571,662

Change in unrealized appreciation (depreciation) during the year	1,117,793	320,309	96,816	1,379,222

Net increase (decrease) in net assets from operations	$5,828,493	$384,697	$162,058	$3,071,960

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(Continued)

	Delaware VIP Total Return	Delaware VIP Small Cap Value(a)	Delaware VIP Equity Income(b)	Delaware VIP Special Situations(b)

Income:

Dividends	$192,977	$-	$437,119	$200,590

Net investment income (loss)	192,977	-	437,119	200,590

Realized gains (losses) on investments

Realized gain (loss) on sale of fund shares	(14,400)	35,652	(1,305,993)	(1,800,242)

Realized gain distributions	38,595	-	942,088	1,350,812

Realized gain (loss)	24,195	35,652	(363,905)	(449,430)

Change in unrealized appreciation (depreciation) during the year	876,676	2,129,014	(299,994)	(435,895)

Net increase (decrease) in net assets from operations	$1,093,848	$2,164,666	$(226,780)	$(684,735)

(a)	Addition. See Note 2.
(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Goldman Sachs VIT Government Money Market		Delaware VIP Fund for Income
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$188,273	$61,821	$512,696	$485,961

Realized gain distributions	-	-	-	130,894

Realized gains (losses)	-	-	(160,423)	(90,781)

Unrealized appreciation (depreciation) during the year	-	-	701,213	(1,593,420)

Net increase (decrease) in net assets from operations	188,273	61,821	1,053,486	(1,067,346)

Contract transactions:

Net insurance premiums from contract owners	379,253	402,272	328,731	365,324

Transfers between subaccounts	(24,413)	272,838	(21,240)	22,325

Transfers for contract benefits and terminations	(331,423)	(695,828)	(588,687)	(386,416)

Contract maintenance charges	(161,159)	(166,783)	(284,386)	(289,465)

Net increase (decrease) in net assets resulting from contract transactions	(137,742)	(187,501)	(565,582)	(288,232)

Total increase (decrease) in net assets	50,531	(125,680)	487,904	(1,355,578)

Net assets at beginning of period	3,794,431	3,920,111	8,277,230	9,632,808

Net assets at end of period	$3,844,962	$3,794,431	$8,765,134	$8,277,230

	Delaware VIP Growth & Income		Delaware VIP International
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$749,254	$636,794	$146,004	$145,092

Realized gain distributions	1,302,252	2,750,139	-	802,344

Realized gains (losses)	(243,261)	(87,857)	(190,572)	(66,443)

Unrealized appreciation (depreciation) during the year	3,054,327	(2,332,457)	1,388,347	(2,831,126)

Net increase (decrease) in net assets from operations	4,862,572	966,619	1,343,779	(1,950,133)

Contract transactions:

Net insurance premiums from contract owners	1,540,322	1,349,311	641,647	701,475

Transfers between subaccounts	11,648,149	(1,312,582)	4,595	621,828

Transfers for contract benefits and terminations	(2,697,847)	(1,492,800)	(822,943)	(476,963)

Contract maintenance charges	(1,227,519)	(958,286)	(360,836)	(342,735)

Net increase (decrease) in net assets resulting from contract transactions	9,263,105	(2,414,357)	(537,537)	503,605

Total increase (decrease) in net assets	14,125,677	(1,447,738)	806,242	(1,446,528)

Net assets at beginning of period	28,044,837	29,492,575	9,926,284	11,372,812

Net assets at end of period	$42,170,514	$28,044,837	$10,732,526	$9,926,284

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Growth Equity		Delaware VIP Investment Grade
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$17,803	$-	$212,155	$205,394

Realized gain distributions	4,447,790	3,277,083	-	85,782

Realized gains (losses)	245,107	242,749	(147,767)	(103,437)

Unrealized appreciation (depreciation) during the year	1,117,793	(9,024,459)	320,309	(1,285,276)

Net increase (decrease) in net assets from operations	5,828,493	(5,504,627)	384,697	(1,097,537)

Contract transactions:

Net insurance premiums from contract owners	1,068,980	1,152,030	262,968	292,549

Transfers between subaccounts	(459,995)	600,162	99,991	214,532

Transfers for contract benefits and terminations	(1,320,070)	(922,655)	(468,815)	(387,565)

Contract maintenance charges	(629,689)	(591,380)	(192,454)	(200,790)

Net increase (decrease) in net assets resulting from contract transactions	(1,340,774)	238,157	(298,310)	(81,274)

Total increase (decrease) in net assets	4,487,719	(5,266,470)	86,387	(1,178,811)

Net assets at beginning of period	15,417,320	20,683,790	5,234,664	6,413,475

Net assets at end of period	$19,905,039	$15,417,320	$5,321,051	$5,234,664

	Delaware VIP Limited Duration Bond		Delaware VIP Opportunity
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$80,718	$64,504	$121,076	$42,784

Realized gain distributions	-	-	1,472,514	1,445,256

Realized gains (losses)	(15,476)	(11,171)	99,148	193,483

Unrealized appreciation (depreciation) during the year	96,816	(192,207)	1,379,222	(4,603,753)

Net increase (decrease) in net assets from operations	162,058	(138,874)	3,071,960	(2,922,230)

Contract transactions:

Net insurance premiums from contract owners	125,083	130,649	1,525,845	1,656,913

Transfers between subaccounts	128,444	(17,678)	484,413	283,683

Transfers for contract benefits and terminations	(178,162)	(125,647)	(1,324,025)	(1,422,750)

Contract maintenance charges	(117,175)	(114,981)	(688,860)	(680,305)

Net increase (decrease) in net assets resulting from contract transactions	(41,810)	(127,657)	(2,627)	(162,459)

Total increase (decrease) in net assets	120,248	(266,531)	3,069,333	(3,084,689)

Net assets at beginning of period	3,060,023	3,326,554	18,567,945	21,652,634

Net assets at end of period	$3,180,271	$3,060,023	$21,637,278	$18,567,945

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023 and 2022

(Continued)

	Delaware VIP Total Return		Delaware VIP Small Cap Value(a)
	2023	2022	2023
Increase (decrease) in net assets from operations:

Net investment income (loss)	$192,977	$191,772	$-

Realized gain distributions	38,595	837,519	-

Realized gains (losses)	(14,400)	(1,038)	35,652

Unrealized appreciation (depreciation) during the year	876,676	(2,084,309)	2,129,014

Net increase (decrease) in net assets from operations	1,093,848	(1,056,056)	2,164,666

Contract transactions:

Net insurance premiums from contract owners	451,934	470,015	731,621

Transfers between subaccounts	139,311	21,475	14,941,375

Transfers for contract benefits and terminations	(534,824)	(377,469)	(652,038)

Contract maintenance charges	(324,783)	(319,186)	(361,832)

Net increase (decrease) in net assets resulting from contract transactions	(268,362)	(205,165)	14,659,126

Total increase (decrease) in net assets	825,486	(1,261,221)	16,823,792

Net assets at beginning of period	8,773,879	10,035,100	-

Net assets at end of period	$9,599,365	$8,773,879	$16,823,792

	Delaware VIP Equity Income(b)		Delaware VIP Special Situations(b)
	2023	2022	2023	2022
Increase (decrease) in net assets from operations:

Net investment income (loss)	$437,119	$279,993	$200,590	$118,072

Realized gain distributions	942,088	1,410,289	1,350,812	893,392

Realized gains (losses)	(1,305,993)	72,617	(1,800,242)	98,299

Unrealized appreciation (depreciation) during the year	(299,994)	(1,358,546)	(435,895)	(3,339,738)

Net increase (decrease) in net assets from operations	(226,780)	404,353	(684,735)	(2,229,975)

Contract transactions:

Net insurance premiums from contract owners	154,822	486,403	390,327	1,267,503

Transfers between subaccounts	(11,570,199)	(666,915)	(15,398,034)	(13,832)

Transfers for contract benefits and terminations	(317,735)	(780,371)	(276,362)	(999,910)

Contract maintenance charges	(133,738)	(411,297)	(188,086)	(590,869)

Net increase (decrease) in net assets resulting from contract transactions	(11,866,850)	(1,372,180)	(15,472,155)	(337,108)

Total increase (decrease) in net assets	(12,093,630)	(967,827)	(16,156,890)	(2,567,083)

Net assets at beginning of period	12,093,630	13,061,457	16,156,890	18,723,973

Net assets at end of period	$-	$12,093,630	$-	$16,156,890

(a)	Addition. See Note 2.

(b)	Merger. See Note 2.

The accompanying notes are an integral part of these financial statements.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 1—Organization

First Investors Life Variable Annuity Fund E (“Separate Account E”, the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the “Company”, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund Series portfolios:

Fund for Income, Growth & Income, International, Growth Equity, Investment Grade, Limited Duration Bond, Opportunity, Total Return, and Small Cap Value.

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission ( SEC ). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2—Additions, Mergers, Liquidations and Name Changes

A. Additions

Delaware VIP Small Cap Value Series as of April 28, 2023.

B. Mergers

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving fund as indicated:

Delaware VIP Equity Income Series merged with Delaware VIP Growth and Income Series as of April 28, 2023.

Delaware VIP Special Situation Series merged with Delaware VIP Small Cap Value Series as of April 28, 2023.

C. Liquidations

There were no Liquidations in 2022 or 2023.

D. Name Changes

There were no name changes in 2022 or 2023.

Note 3—Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 3—Significant Accounting Policies (Continued)

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as the possibility for elevated mortality rates and market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the Funds at the end of each New York Stock Exchange business day, as determined by the Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2023.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 4—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

Subaccount	Cost of Purchases	Proceed from Sales

Goldman Sachs VIT Government Money Market	$457,117	$(406,586)

Delaware VIP Fund for Income	816,373	(869,259)

Delaware VIP Growth & Income	14,163,936	(2,849,471)

Delaware VIP International	746,333	(1,137,866)

Delaware VIP Growth Equity	4,974,173	(1,849,354)

Delaware VIP Investment Grade	482,319	(568,474)

Delaware VIP Limited Duration Bond	318,030	(279,122)

Delaware VIP Opportunity	2,608,146	(1,017,183)

Delaware VIP Total Return	537,968	(574,758)

Delaware VIP Small Cap Value(a)	15,208,812	(549,686)

Delaware VIP Equity Income (b)	1,482,386	(11,969,883)

Delaware VIP Special Situations (b)	1,671,524	(15,591,947)

(a) Addition. See Note 2.

(b) Merger. See Note 2.

Note 5—Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.

Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and administrative expense” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.

Cost of Insurance Charge - In accordance with terms of the contracts, NNY makes monthly deductions for costs of insurance to cover NNY’s anticipated mortality costs. Because a contract value and death benefit may vary from month to month, the cost of insurance charge may also vary. A face amount charge is also deducted monthly from the accumulation value of VUL contracts. This charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured.

Monthly Mortality and Expense Risk Charge (“M&E” Fees) – In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, NNY computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 5—Related Party Transactions and Charges and Deductions (Continued)

All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying statements of changes in net assets.

B. Optional Rider and Benefit Charges

NNY may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Terminations, withdrawals and annuity payments” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.

NNY may deduct other charges depending on the policy terms.

Note 6—Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2023 and 2022 were as follows:

	For the period ended December 31, 2023			For the period ended December 31, 2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Subaccount

Goldman Sachs VIT Government Money Market	22,354	(33,738)	(11,384)	60,282	(76,184)	(15,902)

Delaware VIP Fund for Income	13,853	(39,653)	(25,800)	13,556	(27,433)	(13,877)

Delaware VIP Growth & Income	336,477	(75,700)	260,777	5,981	(73,756)	(67,775)

Delaware VIP International	23,185	(43,551)	(20,366)	36,987	(14,578)	22,409

Delaware VIP Growth Equity	11,740	(38,173)	(26,433)	26,328	(20,341)	5,987

Delaware VIP Investment Grade	15,076	(31,474)	(16,398)	22,557	(27,366)	(4,809)

Delaware VIP Limited Duration Bond	23,025	(26,912)	(3,887)	9,200	(21,767)	(12,567)

Delaware VIP Opportunity	40,280	(38,760)	1,520	35,808	(40,784)	(4,976)

Delaware VIP Total Return	17,768	(32,869)	(15,101)	13,081	(25,188)	(12,107)

Delaware VIP Small Cap Value(a)	1,504,942	(50,883)	1,454,059	-	-	-

Delaware VIP Equity Income(b)	2,970	(350,727)	(347,757)	4,736	(45,640)	(40,904)

Delaware VIP Special Situations(b)	3,212	(451,501)	(448,289)	15,434	(23,639)	(8,205)

(a) Addition. See Note 2.

(b) Merger. See Note 2.

Note 7—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2023, 2022, 2021, 2020, and 2019 follows:

	At December 31,			For the periods ended December 31,

	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Goldman Sachs VIT Government Money Market 2023	310	12.385	3,845	4.94%	-	5.05%

2022	322	11.790	3,794	1.56%	-	1.57%

2021	338	11.607	3,920	0.01%	-	0.01%

2020	341	11.607	3,962	0.15%	-	0.17%

2019	94	11.587	1,087	1.14%	-	1.35%

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,

	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Fund for Income 2023	370	23.665	8,765	6.06%	-	13.27%

2022	396	20.892	8,277	5.59%	-	(11.06%)

2021	410	23.491	9,633	5.10%	-	4.88%

2020	413	22.398	9,243	5.85%	-	7.95%

2019	445	20.749	9,222	5.23%	-	12.78%

Delaware VIP Growth & Income 2023	1,025	41.147	42,171	2.09%	-	12.11%

2022	764	36.704	28,045	2.28%	-	3.53%

2021	832	35.454	29,493	1.82%	-	22.20%

2020	902	29.013	26,194	2.01%	-	(0.46%)

2019	938	29.147	27,354	1.54%	-	25.60%

Delaware VIP International 2023	404	26.587	10,733	1.38%	-	13.58%

2022	424	23.408	9,926	1.47%	-	(17.33%)

2021	402	28.316	11,373	0.96%	-	6.87%

2020	401	26.497	10,622	-	-	7.16%

2019	403	24.726	9,959	0.75%	-	24.91%

Delaware VIP Growth Equity 2023	367	54.205	19,905	0.10%	-	38.40%

2022	394	39.164	15,417	-	-	(26.60%)

2021	388	53.356	20,684	0.03%	-	39.23%

2020	425	38.321	16,273	0.40%	-	29.50%

2019	444	29.592	13,143	0.29%	-	24.35%

Delaware VIP Investment Grade 2023	282	18.894	5,321	4.06%	-	7.56%

2022	298	17.566	5,235	3.70%	-	(17.06%)

2021	303	21.179	6,413	3.03%	-	(0.72%)

2020	306	21.333	6,523	3.58%	-	11.91%

2019	338	19.062	6,442	3.69%	-	12.62%

Delaware VIP Limited Duration Bond 2023	298	10.666	3,180	2.56%	-	5.29%

2022	302	10.130	3,060	2.06%	-	(4.19%)

2021	315	10.573	3,327	2.13%	-	(0.68%)

2020	322	10.645	3,435	2.75%	-	3.79%

2019	335	10.256	3,449	0.63%	-	4.09%

Delaware VIP Opportunity 2023	754	28.683	21,637	0.61%	-	16.30%

2022	753	24.664	18,568	0.22%	-	(13.68%)

2021	758	28.573	21,653	1.17%	-	23.13%

2020	791	23.206	18,363	0.67%	-	10.80%

2019	768	20.944	16,073	1.18%	-	30.11%

Delaware VIP Total Return 2023	512	18.744	9,599	2.12%	-	12.63%

2022	527	16.642	8,774	2.12%	-	(10.56%)

2021	539	18.606	10,035	2.25%	-	16.37%

2020	579	15.990	9,260	2.09%	-	0.91%

2019	582	15.846	9,229	1.87%	-	18.88%

FIRST INVESTORS LIFE

SEPARATE ACCOUNT E

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

Note 7—Financial Highlights (Continued)

	At December 31,			For the periods ended December 31,

	Units (000’s)[1]	Unit Fair Value	Net Assets (000’s)	Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]

Delaware VIP Small Cap Value 2023(a)	1,454	11.570	16,824	-	-	14.53%

Delaware VIP Equity Income 2023(b)	-	-	-	3.70%	-	(1.67%)

2022	348	34.776	12,094	2.31%	-	3.48%

2021	389	33.606	13,061	1.77%	-	22.20%

2020	419	27.501	11,527	2.47%	-	(0.33%)

2019	432	27.591	11,936	2.90%	-	22.71%

Delaware VIP Special Situations 2023(b)	-	-	-	1.23%	-	(4.25%)

2022	448	36.040	16,157	0.70%	-	(12.13%)

2021	456	41.017	18,724	0.86%	-	34.29%

2020	505	30.544	15,423	1.66%	-	(1.85%)

2019	482	31.119	15,001	0.67%	-	20.36%

 (a) Addition. See Note 2.

 (b) Merger. See Note 2.

1	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the periods indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4

These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

Note 8—Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of First Investors Life Separate Account E:

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of the subaccounts listed in the Appendix that comprise First Investors Life Separate Account E (the Separate Account) as of December 31, 2023, the related statement of operations for the year then ended (or for the period indicated in the Appendix), statements of changes in net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the related notes including the financial highlights in Note 7 for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2023, the results of their operations for the year then ended (or for the period indicated in the Appendix), the changes in their net assets for each of the years in the two-year period then ended (or for the period indicated in the Appendix), and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agents of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of the Nassau Insurance Group Holdings’ separate accounts since 2015.

Hartford, Connecticut

April 17, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Unless noted otherwise, statements of operations for the year ended December 31, 2023 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2023.

Goldman Sachs VIT Government Money Market Fund

Delaware VIP Fund for Income

Delaware VIP Growth & Income

Delaware VIP International

Delaware VIP Growth Equity

Delaware VIP Investment Grade

Delaware VIP Limited Duration Bond

Delaware VIP Opportunity

Delaware VIP Total Return

Delaware VIP Small Cap Value (2)

Delaware VIP Equity Income (1)

Delaware VIP Special Situations (1)

(1) Statements of operations for the period January 1, 2023 to April 28, 2023 (merger date) and the statement of changes for the period January 1, 2023 to April 28, 2023 (merger date) and for the year ended December 31, 2022.

(2) Statements of operations and changes in net assets for the period April 28, 2023 (commencement of operations) to December 31, 2023.

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

KPMG LLP

1 Financial Plaza 755 Main Street, Suite 1600

Hartford, CT 06103

Nassau Life Insurance Company

PO Box 22012

Albany, NY 12201-2012

Not insured by FDIC/NCUSIF or any federal government agency.

No bank guarantee. Not a deposit. May lose value.

Nassau Life Insurance Company

A member of The Nassau Companies of New York

www.nfg.com

OL4258 © 2023 The Nassau Companies of New York	12-23

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing First Investors Life Separate Account E (the “Separate Account” or the “Registrant”).[1]

(b)	Not applicable.

(c)	Underwriting and distribution contracts:

(1)	Underwriting Agreement between First Investors Life Insurance Company, the Separate Account and First Investors Corporation.[2]

(2)	Underwriting Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and 1851 Securities, Inc.[5]

(3)	Broker-Dealer and General Agent Sales Agreement between Foresters Financial Services, Inc., Foresters Life Insurance and Annuity Company and Cetera Investment Services LLC.[5]

(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in the Separate Account.[2]

(e)	Form of application used with contracts provided in response to (d) above.[3]

(f)	Depositor instrument of organization and by-laws:

(1)	Certificate of Incorporation of Nassau Life Insurance Company (“NNY” or the “Depositor”).[5]

(2)	By-laws of NNY.[5]

(3)	Resolutions of the Board of Directors of NNY approving the merger of Foresters Life Insurance and Annuity Company with and into NNY.[5]

(g)	Not applicable.

(h)	(1) Fund Participation Agreement between Foresters Life Insurance and Annuity Company, the Separate Account and Delaware VIP® Trust (including Rule 22c-2 shareholder information agreement).[5]

(2)	Fund Participation Agreement between NNY, the Separate Account and Goldman Sachs Variable Insurance Trust (including Rule 22c-2 shareholder information agreement).[6]

(i)	(1) Administrative Services Agreement between NNY (formerly Phoenix Life Insurance Company) and Nassau Companies of New York (formerly The Phoenix Companies, Inc.).[5]

(2)

Unit Value Calculation – Administration Agreement between NNY and The Bank of New York Mellon, is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 29, 2022.

(j)	None.

(k)	Opinion and consent of counsel.[5]

(l)	Not applicable.

(m)	Not applicable.

(n)	Consents of Independent Registered Public Accounting Firm, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e- 3(T)(b)(12)(iii) under the Investment Company Act of 1940.[4]

(r)	Not applicable.

(s)	Powers of Attorney

1)

Powers of attorney for David Monroe, Thomas M. Buckingham, Leanne M. Bell, Kevin J. Gregson, Leland C. Launer., Thomas A. Williams. Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-6 (File No. 333-239745), filed via EDGAR on April 29, 2022.

2)

Powers of attorney for Phillip J. Gass and Christine Janofsky. Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-239745) filed via EDGAR on April 28, 2023.

3)	Power of attorney for Gary France - FILED HEREWITH

[1]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-123756; 811-21742) filed by the Registrant on April 1, 2005.
[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on March 14, 2014.
[3]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on October 28, 2013.
[4]	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 (File Nos. 333-191937; 811-21742) filed by the Registrant on April 26, 2018.
[5]	Incorporated herein by reference to the initial Registration Statement on Form N-6 (File Nos. 333-239745, 811-04328) filed by the Registrant on July 8, 2020.
[6]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-239745, 811-21742) filed by the Registrant on April 30, 2021.

Item 31. Directors and Officers of the Depositor

The following are the directors and officers of NNY. Unless otherwise noted, each director’s and officer’s principal business address is One American Row, Hartford, CT 06102-5056.

Name	Positions and Offices with Depositor

Phillip Gass	President, Chief Executive Officer and Director

Thomas Buckingham	Vice President, Chief Growth Officer and Director

Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

David Czerniecki	Vice President, Chief Investment Officer

Thomas Williams	Director

Leanne Bell	Director

Kevin Gregson	Director

Leland Launer	Director

Christine Janofsky	Vice President, Chief Financial Officer and Treasurer

Jacqueline Bamman	Vice President and Chief People Officer

Justin Banulski	Vice President, Investment Accounting

Dana Battiston	Vice President and Actuary

Jan Buchsbaum	Vice President, and Chief Product Officer

Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President, Assistant Secretary and Chief Compliance Officer

Steve L. Carlton	Vice President

Michael Donovan	Vice President and Chief Actuary

Gary France	Vice President and Chief Accounting Officer

John Murphy	Vice President and Corporate Auditor

Vernon Young	Vice President and Group Chief Risk Officer

Susan Zophy	Vice President, Chief Service Officer

Paul Tyler	Chief Marketing Officer

Susan L. Guazzelli	Assistant Treasurer

Ping Shao	Deputy Chief Compliance Officer and Anti-Money Laundering Officer

Barry Stopler	Assistant Treasurer

Joel Cordoba	Assistant Treasurer

Jordan Price	Vice President and Chief Corporate Development Officer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is a separate account of NNY, a stock life insurance company incorporated under the laws of the State of New York. NNY is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group GP Ltd. (Cayman) [Contract]
Nassau Financial Group, L.P. (Cayman) [Contract]
Nassau Asset Management LLC (Delaware) [100%]
Nassau CorAmerica LLC (Delaware) [100%]
Nassau CorAmerica Loan Company LLC (Delaware) [100%]
Nassau CorAmerica Advisors LLC (Delaware) [100%]
NCA Realty Partners LLC (Delaware) [100%]
NCA Realty Partners GP I LLC (Delaware) [100%]
NCA Realty Fund I LP (Delaware) [Contract]
NCARP SGP LLC (Delaware) [100%]
Nassau NGC Holdings LLC (Delaware) [100%]
NGC Capital Management LLC (Delaware) [100%]
NGC Capital UGP LLC (Delaware) [100%]
Nassau Global Credit GP LP (Delaware) [100%]
NGC Loan Fund LP (Delaware) [Contract]
NGC Enhanced Loan Master Fund LP (Cayman) [Contract]
NGC Enhanced Loan Offshore Fund LP (Cayman) [Contract]
NGC Enhanced Loan Fund LP (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II UGP, LLC (Delaware) [100%]
AIC Credit Opportunities Partners Fund II GP, L.P. (Delaware) [100%]
AIC Credit Opportunities Partners Master Fund II, LP (Cayman) [Contract]
AIC COP Investments LLC (Cayman) [Contract]
AIC COP Facility 2, LLC (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II (Offshore), L.P. (Cayman) [Contract]
AIC Credit Opportunities Partners Fund II, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Fund II-A, L.P. (Delaware) [Contract]
AIC Credit Opportunities Partners Mini-Master Fund II (Offshore), L.P. (Cayman) [Contract]
Nassau Global Credit LLC (Delaware) [100%]
NGC CLO Manager LLC (Delaware) [100%]
NGC Management LLC (Delaware) [100%]
Nassau Private Credit LLC (Delaware) [100%]
Nassau Private Credit GP LLC (Delaware) [100%]
Nassau Private Credit Onshore Fund LP (Delaware) [Contract]
Nassau Private Credit Master Fund LP (Cayman) [Contract]
Nassau Private Credit Offshore Fund LP (Cayman) [Contract]
NPC Tactical Opportunities Fund LP (Delaware) [Contract]
BSL Corporate Credit Opportunities 1 LP (Delaware) [Contract]
NPC SGP LLC (Delaware) [100%]
Nassau NGC Blocker (UK) Ltd. (Cayman) [100%]
NGC Management (UK) Ltd. (Great Britain) [100%]

Nassau Global Credit (UK) LLP (Delaware) [99%1]
NPC Diversified Income GP LLC (Delaware) [100%]
NPC Diversified Income Ratings Passthrough Feeder Fund LP (Delaware) [Contract]
NPC Diversified Income Fund LP (Delaware) [Contract]
NPC Diversified Income Master Fund LP (Cayman) [Contract]
NPC Diversified Income Offshore Fund LP (Cayman) [Contract]
Nassau Alternative Investments LLC (Delaware) [100%]
NAMCO Services LLC (Delaware) [100%]
Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]
Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]
The Nassau Companies (Delaware) [100%]
Nassau Life and Annuity Company (Connecticut) [100%]
Nassau Life and Annuity Company ABS C-I LLC (Connecticut) [100%]
Nassau Life and Annuity Company ABS D-I LLC (Connecticut) [100%]
Lynbrook Re, Inc. (Vermont) [100%]
Nassau Life Insurance Company of Kansas (Kansas) [100%]
Nassau Distribution Holdings II LLC (Delaware) [100%]
NSRE Saybrus Holdings, LLC (Delaware) [100%]
Sunrise Re, Inc. (Vermont) [100%]
Nassau Re/Imagine LLC (Delaware) [100%]
Nassau Employee Co-Invest Fund II LLC (Delaware) [50.20%]
The Nassau Companies of New York (Delaware) [100%]
Nassau CLO SPV-I LLC (Delaware) [56%2]
Nassau CLO SPV-II LLC (Delaware) [54.34%3]
Nassau Life Insurance Company (New York) [100%]

[1]	NCC Management (UK) Ltd. owns 1%
[2]	Current and former employees of The Nassau Companies of New York and its affiliates own 40.25%.
[3]	Current and former employees of The Nassau Companies of New York and its affiliates own 42.88%.

Item 33. Indemnification

Section 6.1 of the By-laws of NNY provides as follows:

To the full extent permitted by the laws of the State of New York, NNY shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between NNY and 1851 Securities, Inc., NNY will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, NNY shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; Nassau Life and Annuity Variable Universal Life Account; Delaware Life NY Variable Account A; Delaware Life NY Variable Account B; Delaware Life NY Variable Account C; Delaware Life NY Variable Account D; and KBL Variable Account A. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06103.

Name	Positions and Offices with Principal Underwriter

Stephen Anderson	President and Director

Thomas Buckingham	Chairperson and Director

Susan Guazzelli	Vice President, Treasurer and Director

Ping Shao	Chief Compliance Officer

Peter Hosner, Jr.	Chief Financial Officer and Director

(c)

The following commissions and other compensation were received by 1851 Securities Inc., the principal underwriter for the policies supported by the Registrant, from the Registrant during the Registrant’s last fiscal year (all such compensation was paid by NNY):

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
1851 Securities, Inc.	None	None	None	None

Item 35. Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are maintained by NNY at One American Row, Hartford, Connecticut 06102-5056.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

NNY represents that the fees and charges deducted under the policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NNY under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 30th day of April, 2024.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT E) (Registrant)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

NASSAU LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Phillip J. Gass
Phillip J. Gass
President and Chief Executive Officer Nassau Life Insurance Company

As required by the Securities Act of 1993, the following persons in the capacities stated have signed this Post-effective Amendment to Registration Statement No. 333-239745 on April 30, 2024.

Signature	Title

/s/ Phillip J. Gass *Phillip J. Gass	President, Chief Executive Officer and Director

/s/ Kostas Cheliotis Kostas Cheliotis	Vice President, General Counsel, Secretary and Director

/s/ Thomas M. Buckingham *Thomas M. Buckingham	Vice President and Chief Growth Officer, and Director

/s/ Christine Janofsky *Christine Janofsky	Vice President, Chief Financial Officer & Treasurer

/s/ Gary France *Gary France	Vice President and Chief Accounting Officer

/s/ Leanne M. Bell *Leanne M. Bell	Director

/s/ Kevin J. Gregson *Kevin J. Gregson	Director

/s/ Leland C. Launer *Leland C. Launer	Director

/s/ Thomas A. Williams *Thomas A. Williams	Director

By:	/s/ Kostas Cheliotis
Kostas Cheliotis
*As Attorney-in-Fact pursuant to Powers of Attorney

INDEX OF EXHIBITS

Exhibit Number	Description

(n)	Consents of Independent Registered Public Accounting Firm

(s)(3)	Power of attorney for Gary France